  Exhibit 10.19

PCY HOLDINGS, LLC

and

RICHMOND AMERICAN HOMES OF COLORADO, INC.

CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

Table of Contents

1	Purchase and Sale	2
2	Purchase Price. Purchase Price Calculation	2
3	Payment of Purchase Price	3
4	Seller’s Title	3
5	Seller Obligations	7
6	Pre-Closing Conditions	12
7	Closing	13
8	Closings; Closing Procedures	13
9	Seller’s Delivery of Title	16
10	Due Diligence Period; Acceptance of Property; Release and Disclaimer	17
11	Seller’s Representations	24
12	Purchaser’s Obligations	26
13	Excusable Delay	29
14	Cooperation	29
15	Fees	29
16	Water and Sewer Taps; Fees	29
17	Reimbursements and Credits	31
18	Name and Logo	32
19	Renderings	32
20	District	32
21	Soil Hauling	33
22	Specially Designated Nationals and Blocked Persons List	33

23	Assignment	34
24	Survival	34
25	Condemnation	34
26	Brokers	35
27	Default and Remedies	35
28	General Provisions	36

DEFINITIONS
“Alternative Service” shall have the meaning set forth in Section 5(b).
“Architectural Review Committee” shall have the meaning set forth in Section 12(d).
“Authorities” and “Authority” shall have the meaning set forth in the Recitals.
“BMPs” shall have the meaning set forth in Section 28(x).
“Board” shall have the meaning set forth in Section 16(b).
“CDs” shall have the meaning set forth in Section 5(a)(i).
“Closed” shall have the meaning set forth in Section 7.
“Closing Date” shall have the meaning set forth in Section 8(b).
“Closing” shall have the meaning set forth in Section 7.
“Communication Improvements” shall have the meaning set forth in Section 20.
“Communications” shall have the meaning set forth in Section 28(j).
“Completion Notice” shall have the meaning set forth in Section 5(b).
“Confidential Information” shall have the meaning set forth in Section 28(bb).
“Continuation Notice” shall have the meaning set forth in Section 10(a).
“Contract” shall have the meaning set forth in the Recitals.
“County Records” shall have the meaning set forth in Section 5(a)(i).
“County” shall have the meaning set forth in the Recitals.
“Dedications” shall have the meaning set forth in Section 17.
“Deferred Purchase Price” shall have the meaning set forth in Section 2(a).
“Deposit” shall have the meaning set forth in Section 3(a).
“Design Guidelines” shall have the meaning set forth in Section 12(d).
“Development” shall have the meaning set forth in the Recitals.
“District Improvements” shall have the meaning set forth in Section 16(b).
“District” shall have the meaning set forth in Section 9(d).
“Due Diligence Period” shall have the meaning set forth in Section 10(a).
“Easement” shall have the meaning set forth in Section 20.
“Effective Date” shall have the meaning set forth in the Recitals.
“Entitlements” shall have the meaning set forth in Section 5(a)(i).
“Environmental Claim” shall have the meaning set forth in Section 10(h).
“Environmental Laws” shall have the meaning set forth in Section 10(g).

“EPA” shall have the meaning set forth in Section 10(c).
“Escalator” shall have the meaning set forth in Section 2(b).
“Existing Entitlement Documents” shall have the meaning set forth in Section 5(a)(i).
“Feasibility Review” shall have the meaning set forth in Section 10(a).
“Filing” and “Filings” shall have the meaning set forth in the Recitals.
“Final Approval” shall have the meaning set forth in Section 5(a)(ii).
“Final Lotting Diagram” shall have the meaning set forth in Section 1.
“Final Plat” shall have the meaning set forth in Section 5(a)(i).
“Final Subdivision Documents” shall have the meaning set forth in Section 5(a)(i).
“Finished Lot Improvements” shall have the meaning set forth in the Recitals.
“First Closing” shall have the meaning set forth in Section 1.
“Force Majeure” shall have the meaning set forth in Section 13.
“General Assignment” shall have the meaning set forth in Section 8(d)(iii)(9).
“Good Funds” shall have the meaning set forth in Section 2(a).
“Government Warranty Period” shall have the meaning set forth in Exhibit C.
“Governmental Fees” shall have the meaning set forth in Section 17.
“Governmental Warranty” shall have the meaning set forth in Exhibit C.
“Hazardous Materials” shall have the meaning set forth in Section 10(g).
“Homebuyer Disclosure” shall have the meaning set forth in Section 12(e).
“House Plans” shall have the meaning set forth in Section 12(d)(i).
“Infrastructure Improvements” shall have the meaning set forth in Section 17.
“Initial Purchase Price” shall have the meaning set forth in Section 2(a).
“Lien Affidavit” shall have the meaning set forth in Section 4(a).
“Lot” and “Lots” shall have the meaning set forth in the Recitals.
“Lot Development Agreement” shall have the meaning set forth in the Recitals.
“Lotting Diagram” shall have the meaning set forth in the Recitals.
“Master Commitment” shall have the meaning set forth in Section 4(a).
“Master Covenants” shall have the meaning set forth in Section 4(d).
“Master Declaration” shall have the meaning set forth in Section 4(d).
“Metro District Payments” shall have the meaning set forth in Section 16(b).
“New Exception Objection” shall have the meaning set forth in Section 4(b).

v

“New Exception Review Period” shall have the meaning set forth in Section 4(b).
“New Exceptions” shall have the meaning set forth in Section 4(b).
“NOI” shall have the meaning set forth in Section 28(x).
“Non-Government Warranty Period” shall have the meaning set forth in Exhibit C, Section 5(b).
“Non-Government Warranty” shall have the meaning set forth in Exhibit C, Section 5(b).
“Non-Seller Caused Exceptions” shall have the meaning set forth in Section 4(b).
“NORM” shall have the meaning set forth in Section 10(c).
“OFAC” shall have the meaning set forth in Section 22.
"Offsite Infrastructure Improvements" shall have the meaning set forth in Section 5(b).
“Other New Exceptions” shall have the meaning set forth in Section 4(b).
“Overex” shall have the meaning set forth in Section 10(e).
“Permissible New Exceptions” shall have the meaning set forth in Section 4(b).
“Permitted Exceptions” shall have the meaning set forth in Section 9.
“PIF Percentage” shall have the meaning set forth in Section 9(e).
“Property” shall have the meaning set forth in the Recitals.
“Public Improvement Fee” or “PIF” shall have the meaning set forth in Section 9(e).
“Public Improvements” shall have the meaning set forth in Exhibit C, Section 5(a).
“Punch-List Items” shall have the meaning set forth in Section 5(b).
“Purchase Price” shall have the meaning set forth in Section 2.
“Purchaser Parties” shall have the meaning set forth in Section 10(i).
“Purchaser’s Geotechnical Reports” shall have the meaning set forth in Section 10(e).
“Purchaser’s SWPPP” shall have the meaning set forth in Section 28(x).
“Purchaser” shall have the meaning set forth in the Recitals.
“Rangeview” shall have the meaning set forth in Section 16(a).
“Representatives” shall have the meaning set forth in Section 28(bb).
“SDF” shall have the meaning set forth in Section 16(c)(iii).
“SDP Criteria” shall have the meaning set forth in Section 12(d).
“Second Closing” shall have the meaning set forth in Section 1.
“Seller Caused Exception” shall have the meaning set forth in Section 4(b).
“Seller Cure Period” shall have the meaning set forth in Section 4(b).
“Seller Documents” shall have the meaning set forth in Section 10(a).

“Seller Party” or “Seller Parties” shall have the meaning set forth in Section 10(h).
“Seller’s Actual Knowledge” shall have the meaning set forth in Section 11(h).
“Seller’s Condition Precedent” shall have the meaning set forth in Section 6(a).
“Seller’s Representations” shall have the meaning set forth in Section 11.
“Seller” shall have the meaning set forth in the Recitals.
“Sidewalks” shall have the meaning set forth in Exhibit C, Section 4.
“Sky Ranch” shall have the meaning set forth in the Recitals.
"Substantially Complete" or "Substantial Completion" shall have the meaning set forth in Section 5(b).
“Survey” shall have the meaning set forth in Section 4(a).
“SWPPP” shall have the meaning set forth in Section 28(x).
“Takedown 1 Building Permit Required Improvement Deadline” shall have the meaning set forth in Section 8(b).
“Takedown 1 Closing Date” shall have the meaning set forth in Section 8(b).
“Takedown 1 Lots” shall have the meaning set forth in the Recitals.
“Takedown 2 Closing Date” shall have the meaning set forth in Section 8(b).
“Takedown 2 Closing” shall have the meaning set forth in Section 8(b).
“Takedown 2 Lots” shall have the meaning set forth in the Recitals.
“Takedown Commitment” shall have the meaning set forth in Section 4(b).
“Takedown” shall have the meaning set forth in the Recitals.
“Tap Purchase Agreement” shall have the meaning set forth in Section 16(a).
“Title Company” shall have the meaning set forth in Section 4(a).
“Title Objections” shall have the meaning set forth in Section 4(a).
“Tree Lawns” shall have the meaning set forth in Exhibit C, Section 4.

CONTRACT FOR PURCHASE
AND SALE OF REAL ESTATE

THIS CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Contract" or “Agreement”) is entered into as of the last date of the signatures hereto (the "Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation ("Purchaser").

WHEREAS, Seller is developing a master planned residential community to be known as "Sky Ranch" which is located in Arapahoe County, Colorado (“County”). The Sky Ranch master planned residential community may also be referred to herein as the "Development". The preliminary concept map for Phase A of the Development is depicted on Exhibit A attached hereto. The Development is being platted in several subdivision filings and developed in phases. Each subdivision filing is hereinafter sometimes respectively referred to as a “Filing” and collectively as “Filings”.

WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase and obtain from Seller, approximately 190 platted single family detached residential lots (individually referred to as a "Lot" and collectively as the "Lots") in the Development which will be finished in accordance with this Contract and which will be used for the construction of single family residential dwellings upon the terms and conditions set forth in this Contract.

WHEREAS, Seller is selling platted residential lots within the Development to multiple homebuilders, including Purchaser. The Lots to be sold by Seller and acquired by Purchaser that are located within the Development shall be hereinafter collectively referred to as the "Property." The Lots will be conveyed at one or more Closings as more particularly provided herein and each such Closing may be referred to herein as a “Takedown.” The Lots which are to be conveyed at the first Closing shall be sometimes hereinafter collectively referred to as the "Takedown 1 Lots"; and, the Lots which are to be conveyed at the second Closing shall be sometimes hereinafter collectively referred to as the "Takedown 2 Lots".

WHEREAS, as of the Effective Date, the Lots have not been subdivided pursuant to a recorded final subdivision plat. The number and location of the Lots to be acquired by Purchaser are generally depicted on the preliminary concept map for Phase A of the Development attached hereto as Exhibit A (the "Lotting Diagram"). The precise number, dimension and location of the Lots will be established at the time the subdivision plat for such Lots is approved by the County and/or any other relevant governmental authority (collectively, the "Authorities" and each an “Authority”). As of the Effective Date, the parties anticipate that Purchaser will acquire approximately 190 Lots that are approximately 50 feet wide by approximately 110 feet deep for the construction of single family detached homes.

WHEREAS, following Purchaser’s acquisition of Lots, Seller will construct certain infrastructure improvements for the Lots as described on Exhibit C attached hereto (the "Finished Lot Improvements") pursuant to a lot development agreement executed by Seller and Purchaser in the form set forth on Exhibit F ("Lot Development Agreement").

1. Purchase and Sale. The Property shall be purchased at two (2) Closings. Subject to the terms and conditions of this Contract, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, on or before the dates set forth in Section 6(b) below, the Lots in each Takedown, as generally depicted on the Lotting Diagram and as follows:

At the Takedown 1 Closing (“First Closing”), one-hundred (100) Lots;

At the Takedown 2 Closing (“Second Closing”), ninety (90) Lots.

Notwithstanding the foregoing, however, the parties acknowledge and agree that the Parties shall negotiate during the Due Diligence Period to reach agreement on a mutually acceptable site plan for the Lots (“Final Lotting Diagram”) and that the exact number and location of the Lots within each Takedown are subject to adjustment based upon the approval by the Authorities of the Final Plat (as hereinafter defined) that includes the Lots to be acquired by Purchaser at each Takedown. The precise number, dimension (subject to the provisions of this Contract), location and legal description of the Lots will be established at the time the Final Plat for such Lots is approved by the County and/or any other Authority, and upon approval of each such Final Plat the parties shall execute an amendment to this Contract setting forth the legal description of those Lots included in the approved Final Plat.

2. Purchase Price. The purchase price to be paid by Purchaser to Seller for each Lot (the "Purchase Price") shall consist of the Initial Purchase Price (as hereinafter defined) and the Deferred Purchase Price (as hereinafter defined). The Purchase Price for each Lot shall be calculated as provided in the following Section 2(a) and shall be subject to adjustment as provided in Section 2(b) below:

(a) Purchase Price Payments. For each Lot the Purchase Price shall be the sum of the “Initial Purchase Price” of Fifteen Thousand and 00/100 Dollars ($15,000.00) paid by Purchaser to Seller by wire transfer or other immediately available and collectible funds ("Good Funds"), and the “Deferred Purchase Price” of Fifty Four Thousand and 00/100 Dollars ($54,000.00) paid by Purchaser to Seller for a total of Sixty Nine Thousand and 00/100 Dollars ($69,000.00) per Lot (subject to adjustment as hereinafter provided in Section 2(b) of this Agreement). The Deferred Purchase Price for the Lots acquired by Purchaser at the First Closing shall be secured by a letter of credit delivered by Purchaser into escrow at the First Closing, and the Deferred Purchase Price for the Lots acquired by Purchaser at the Second Closing shall be secured by a letter of credit delivered by Purchaser into escrow at the Second Closing, as more particularly described in Section 5(c) below.

(b) Purchase Price Escalator. The portion of the Purchase Price of each Lot not paid at the First Closing will increase by an amount equal to the amount of simple interest that would accrue thereon for the period elapsing between the date that the First Closing occurs until the date such amount is paid, at a per annum rate equal to two and one-half percent (2.5%) (the “Escalator”). By way of example and for clarification purposes only, if the Initial Purchase Price of a Lot at the Closing of the Takedown 1 Lots is $15,000, then at a subsequent Closing occurring 12 months (365 days) following the date of the closing of the Takedown 1 Lots, the Purchase Price for a Lot at such subsequent Closing will be $15,375, which is calculated as follows: $15,000 + ($15,000 x ..025) = $15,375.

3. Payment of Purchase Price. The Purchase Price for each of the Lots, as determined pursuant to Section 2 above, shall be payable as follows:

(a) Earnest Money Deposit. Within three (3) business days following the Effective Date, Purchaser shall deliver to the Title Company (as defined in Section 4(a) hereof) an earnest money deposit in the amount of $100,000.00 (the “Initial Deposit”. At the end of the Due Diligence Period and within three (3) business days following the delivery of the Continuation Notice (as hereinafter defined), Purchaser shall deliver to the Title Company an additional $110,000 (the “Additional Deposit”). The Initial Deposit and the Additional Deposit and all interest earned thereon shall be referred to herein as the "Deposit." The Title Company will act as escrow agent and invest the Deposit in a federally insured institution at the highest money market rate available. The Deposit shall be paid in Good Funds. One-half of the Deposit will be applied to the Closing Purchase Price Payment for the Takedown 1 Lots and one-half of the Deposit will be applied to the Closing Purchase Price Payment for the Takedown 2 Lots. If this Contract is terminated prior to the expiration of the Due Diligence Period for any reason, the Initial Deposit shall be refunded to Purchaser. If this Contract is terminated prior to the Deposit being fully applied to the Purchase Price at the last Closing, the unapplied portion of the Deposit shall be paid to Seller, except in the case of a termination of this Contract pursuant to a provision that expressly entitles Purchaser to a refund of the Deposit as provided elsewhere herein.

(b) Initial Purchase Price. That portion of the Purchase Price for each Lot that is identified as the Initial Purchase Price and calculated as provided in Section 2 above shall be paid by Purchaser to Seller in Good Funds at the Closing that is applicable to the Lot.

(c) Deferred Purchase Price. That portion of the Purchase Price for each Lot that is identified as the Deferred Purchase Price in Section 2 above is due and payable by Purchaser to Seller, as provided in and pursuant to the terms of the Lot Development Agreement (as hereinafter defined).

4. Seller’s Title

(a) Preliminary Title Commitment. Within ten (10) business days after the Effective Date, Seller shall furnish to Purchaser, at Seller’s expense, a current commitment for a Title Policy (as defined below) for the Property (the "Master Commitment") issued by Land Title Guarantee Company ("Title Company") and underwritten by First American Title Insurance Company, together with copies of the instruments listed in the schedule of exceptions in the Master Commitment. If the Master Commitment contains any exceptions from coverage which are unacceptable to Purchaser, then Purchaser shall object to the condition of the Master Commitment in writing within forty-five (45) days of Purchaser’s receipt of the Master Commitment together with copies of all documents constituting exceptions to title (the "Title Objections"). Upon receipt of the Title Objections, Seller may, at its option and at its sole cost and expense, clear the title to the Property of the Title Objections within twenty (20) days of receipt of the Title Objections. In the event Seller fails, or elects not to clear the title to the Property of the Title Objections on or before the date that is ten (10) days before the expiration of the Due Diligence Period, the Purchaser, as its sole remedy, may elect before the expiration of the Due Diligence Period either: (i) to terminate this Contract, in which event the Initial Deposit shall be promptly returned to Purchaser, Purchaser shall deliver to Seller all information and materials received by Purchaser from Seller pertaining to the Property and any non-confidential and non-proprietary information otherwise obtained by Purchaser pertaining to the Property, and thereafter the parties shall have no further rights or obligations under this Contract except as otherwise provided in Section 12(c) below; or (ii) to waive such objections and proceed with the transactions contemplated by this Contract, in which event Purchaser shall be deemed to have approved the title matters as to which its Title Objections have been waived. If Purchaser fails to provide the Title Objections prior to the expiration of the sixty (60) day period required by this Section 4(a), Purchaser shall be deemed to have elected to waive its objections as described in the preceding clause. If Purchaser fails to notify Seller of its election to terminate this Contract or waive it objections, Purchaser shall be deemed to have elected to waive its objections to any title matter that Seller has failed or elected not to cure. Seller shall release at or prior to the applicable Closing any monetary lien that Seller caused or created against the Property with respect to that portion of the Property to be acquired at a particular Closing other than non-delinquent real estate taxes and assessments and Permitted Exceptions, and such monetary liens shall not constitute Permitted Exceptions (as hereinafter defined). At each Closing, without the need for Purchaser to object to the same in Purchaser’s Title Objections, Seller shall execute and deliver the Title Company's standard form mechanic's lien affidavit (the “Lien Affidavit”), and to the extent required by the Title Company a commercially reasonable indemnity agreement (the “Title Company Indemnity”), in connection with the standard printed exception for liens arising against the Lots purchased at the Closing for work or materials ordered or contracted for by Seller, and any information regarding such work reasonably requested by Title Company, provided, however, if the Purchaser determines during the Due Diligence Period that the Title Company refuses or is unwilling to delete the standard printed exception for liens as part of extended coverage despite Seller’s offer to execute and deliver the Lien Affidavit and Title Company Indemnity, then Purchaser will have the right to terminate this Contract on or before the expiration of the Due Diligence Period whereupon the Deposit will be returned to Purchaser, or Purchaser may proceed with the Closing in which event the Title Policy will contain and the Lots will be conveyed subject to the standard printed exception for liens unless the Title Company thereafter agrees to delete such lien exception, however, the Purchaser has no further termination right if the Title Company does not agree to do so. Seller shall request that the Takedown Commitment (as hereinafter defined) provide for the deletion of the other standard printed exceptions from the Title Policy as part of extended coverage (provided that Seller's only obligation with respect thereto shall be to provide a copy of Seller’s existing survey ("Survey"), if any, of the land that contains the Lots, obtain and furnish a plat certification issued by a licensed surveyor, to execute the Title Company’s standard form seller-owner final affidavit and agreement as reasonably modified by Seller and as to Seller’s acts only if such affidavit is required by the Title Company for the purpose of deleting any exception for parties in possession (“Owner’s Affidavit”), and to execute the Title Company's Lien Affidavit and Title Company Indemnity with respect to Seller's acts, in form and substance reasonably acceptable to Seller). Seller has no obligation to provide a new Survey or to update any existing Survey.

(b) Subsequently Disclosed Exceptions. Not less than fifteen (15) days prior to the applicable Closing, Purchaser may request that the Title Company issue an updated title commitment for that portion of the Property to be acquired at such Closing (each a "Takedown Commitment"), together with copies of any additional instruments listed in the schedule of exceptions which are not reflected in the Master Commitment furnished pursuant to Section 4(a) above or in any prior Takedown Commitment. Additional items disclosed by a Takedown Commitment or by an amendment to the Master Commitment that affect title to the subject Property are referred to as “New Exceptions”. New Exceptions affecting title to the subject Property that are allowed by the provisions of this Contract are referred to as “Permissible New Exceptions” and all other New Exceptions are referred to as “Other New Exceptions”. Purchaser has no right to object to any Permissible New Exception. Other New Exceptions which do not materially adversely affect title, as reasonably determined by Purchaser, or use of a Lot shall also be Permissible New Exceptions. Purchaser shall have a period of seven (7) days from the date of its receipt of such Takedown Commitment or amendment to the Master Commitment and a copy of the New Exceptions (the "New Exception Review Period") to review and to approve or disapprove any Other New Exceptions. If the Other New Exception is unacceptable to Purchaser, Purchaser shall object to the Other New Exception in writing within seven (7) days from the date of Purchaser’s receipt of the Takedown Commitment, together with a copy of the New Exceptions (the "New Exception Objection"). Upon receipt of the New Exception Objection, Seller shall cure the New Exception Objection (by deletion, insuring over or endorsement) to the extent that such Other New Exception was caused or created by Seller and is not otherwise permitted by this Contract ("Seller Caused Exception"). If the New Exception Objection relates to an Other New Exception that was not caused by Seller (“Non-Seller Caused Exception”), Seller may, at its sole discretion, cure the New Exception Objection, within fifteen (15) days of receipt of the New Exception Objection (“Seller Cure Period”) and the applicable Closing Date will be extended to accommodate the Seller Cure Period. In the event Seller fails, or elects not to cure a Non-Seller Caused Exception within such fifteen (15) day period, the Purchaser, as its sole remedy, may elect within five (5) days after the end of the Seller Cure Period either: (i) to terminate this Contract as to the Lots affected by such New Exception, in which event the prorata portion of the unapplied Deposit for such Lots shall be refunded to Purchaser and the parties shall have no further rights or obligations under this Contract as to such Lots; or (ii) to waive such objection and proceed with the acquisition of the Lots in such Takedown, in which event Purchaser shall be deemed to have approved the New Exception. If Purchaser fails to notify Seller of its election to terminate this Contract as to the applicable Lots in accordance with the foregoing sentences within five (5) days after the expiration of the Seller Cure Period (i) Purchaser shall be deemed to have elected to waive its objections as described in the preceding sentences (ii), and all such items shall be deemed to be Permitted Exceptions.

(c) Permitted Exceptions; Additional Easements. Seller shall convey title to the Lots included in each Takedown of the Property to Purchaser at the Closing for such Takedown subject to the Permitted Exceptions described in Section 9 hereof. Prior to each such Closing, Seller shall have the right, subject to the limitations set forth below and in Exhibit B, to utilize the reservation of rights set forth on Exhibit B hereof, to convey additional easements as Permissible New Exceptions to utility and cable service providers, governmental or quasi-governmental Authorities, metropolitan, water and sanitation districts, homeowners associations or property owners associations or other entities that serve the Development or adjacent property for construction of utilities and other facilities to support the Development or such adjacent property, including but not limited to sanitary sewer, water lines, electric, cable, broad-band and telephone transmission, storm drainage and construction access easements across the Property not yet acquired by Purchaser, allowing Seller or its assignees the right to install and maintain sanitary sewer, water lines, cable television, broad-band, electric, telephone and other utilities on the Property and on the adjacent property owned by Seller and/or its affiliates, and further, to accommodate storm drainage from the adjacent property. Such easements shall require the restoration of any surface damage or disturbance caused by the exercise of such easements, shall not be located within the building envelope of any Lot, shall not materially detract from the value, use or enjoyment of (i) the Lots affected or the remaining portion of the Property on which such easements are to be located, or (ii) any adjoining property of Purchaser.

(d) Master Covenants. Prior to the Takedown 1 Closing, Seller shall, subject to the limitations set forth below, prepare covenants, conditions and restrictions for the Development or the portion thereof in which the Property is located (the "Master Declaration") incorporating architectural and design standards and guidelines, use limitations and restrictions and which may establish an owners association or provide that the District shall administer the Master Declaration, among other matters, together with such supplemental declarations as may have been or may be recorded to subject the Property to the provisions of the Master Declaration (collectively, the "Master Covenants"). Seller shall provide a draft of the Master Covenants in substantially the form to be recorded to Purchaser for Purchaser’s review within thirty (30) days after the Effective Date. If the Master Covenants contain any provisions which are unacceptable to Purchaser in Purchaser’s sole discretion, Purchaser shall object to such provisions with particularity in writing within ten (10) days of receipt of the draft Master Covenants. Upon receipt of such objection, Seller may, at its option, modify the objectionable provisions of the Master Covenants within ten (10) days of receipt of such objection from Purchaser. In the event Seller fails or elects in its discretion not to modify the objectionable provisions of the Master Covenants within such ten (10) day period, Purchaser shall have the right as its sole remedy to elect either: (i) to terminate this Contract, in which event the Initial Deposit shall be promptly returned to Purchaser, Purchaser shall deliver to Seller all information and materials received by Purchaser from Seller pertaining to the Property and any non-confidential and non-proprietary information otherwise obtained by Purchaser pertaining to the Property, and thereafter the parties shall have no further rights or obligations under this Contract except as otherwise provided in Section 12(c) below; or (ii) to waive any objections to the Master Covenants and proceed with the transactions contemplated by this Contract, in which event Purchaser shall be deemed to have approved the Master Covenants as to which its objections have been waived. If Purchaser fails to provide written notice to Seller of its objection to the Master Covenants within ten (10) days of receipt of the draft Master Covenants as required by this Section 4(d), Purchaser shall be deemed to have elected to waive its objections as described in the preceding clause and the Master Covenants shall be deemed to be Permitted Exceptions. Seller shall be permitted to revise the Master Covenants at any time before the First initial Closing under this Contract without the consent of Purchaser, provided that any such revisions have no material adverse effect on the Lots acquired or to be acquired by Purchaser.

(e) Title Policy. Within a reasonable time after each Closing, Seller, at its expense, shall cause the Title Company to deliver a Form 2006 ALTA extended coverage owner’s policy of title insurance (“Title Policy”), insuring Purchaser’s title to the Property conveyed at such Closing, pursuant to the applicable Takedown Commitment and subject only to the Permitted Exceptions, together with such endorsements as Purchaser may request and which the Title Company agrees to issue during the Due Diligence Period. Such Title Policy shall include extended coverage subject to the provisions of Section 4(a) hereof. Seller shall pay the premium for the basic policy at such Closing and Purchaser shall pay any additional premium for extended coverage if available. The Title Policy shall provide insurance in an amount equal to the Purchase Price for all Lots purchased at such Closing. At each Closing, Seller shall offer to execute and deliver a Lien Affidavit and an Owner’s Affidavit, and shall obtain and furnish a plat certification issued by a licensed surveyor, both as provided in Section 4(a) above. Purchaser shall pay any fees charged by the Title Company to delete the standard pre-printed exceptions. Purchaser shall pay for the premiums for any endorsements requested by Purchaser, except that Seller shall pay for any endorsements that Seller agrees to provide in order to cure a Title Objection.

5. Seller Obligations. Seller shall have the following obligations:

(a) Entitlements.

(i) Existing Entitlements. The County previously approved the following entitlements for the Property (collectively, the “Existing Entitlement Documents”): a Preliminary Plat and a Preliminary Development Plan. Seller shall provide a copy of the Existing Entitlement Documents to Purchaser as part of the Seller Documents.

(ii) Platting and Entitlements. Seller shall be responsible, at Seller's sole cost and expense, for preparing and processing in a commercially reasonable manner and timeframe, and diligently pursuing and obtaining Final Approval (as defined below) from the County and any other appropriate Authority and recording in the records of the Clerk and Recorder of the County (the "County Records"), as may be required, of the following for each respective Takedown: (i) a specific development plan that includes the Property (“SDP”); (ii) an administrative site plan (“ASP”) and final subdivision plat or plats for each Filing within the Property (each a "Final Plat"); (iii) the public improvement construction plans relating to such Final Plat ("CDs"); and (iv) the development or subdivision improvement agreement associated with such Final Plat and other similar documentation required by the Authorities in connection with approval of such Final Plat (collectively, such documents are referred to, with respect to each Takedown, as the "Final Subdivision Documents" and together with the Existing Entitlement Documents, collectively, the "Entitlements" for such Takedown). The Final Subdivision Documents shall substantially comply with the Final Lotting Diagram, and shall provide that each of the Lots are approximately 50 feet wide by approximately 110 feet deep, with a building envelope on not less than 40’ wide (after taking into consideration applicable setbacks), and the Final Subdivision Documents shall not impose new or additional requirements upon Buyer the cost of which is expected to exceed $3,000 for any Lot. Seller shall use commercially reasonable efforts to have the Entitlements for each Takedown, respectively, to be approved by the Authorities and recorded as necessary in the County Records with applicable governmental or third-party appeal or challenge periods applicable to an approval decision of the Board of Commissioners or Planning Commission having expired without any appeal then-pending (“Final Approval”). Seller shall use commercially reasonable efforts to obtain Final Approval of the Entitlements for the Takedown 1 Lots on or before nine (9) months after the expiration of the Diligence Period (or any extensions thereof). If Final Approval of the Entitlements for the Takedown 1 Lots has not been achieved as aforesaid on or before nine (9) months after the expiration of the Diligence Period (or any extensions thereof), then Seller, in its discretion, shall have the right to extend the date for obtaining such Final Approval for a period not to exceed six (6) months after the initial nine (9) month period. If Seller extends the time period for obtaining such Final Approval for the Takedown 1 Lots, then during such extended time period Seller shall continue to use commercially reasonable efforts to obtain Final Approval of such Entitlements, and failing which, Seller shall not be in default of its obligations under this Contract, but the Purchaser may as its sole remedy hereunder terminate this Contract as to such Takedown and any remaining Takedowns by written notice to Seller, delivered within ten (10) business days after the end of the time period as extended for obtaining such Final Approval, in which case each party shall thereupon be relieved of all further obligations and liabilities under this Contract, except as otherwise provided herein, and the Deposit shall be returned to Purchaser. Failure to give notice as described above shall be an irrevocable waiver of Purchaser’s right to terminate this Contract due to Seller’s failure to obtain Final Approval of the Entitlements for the Takedown 1 Lots. The timing for Final Approval of the Entitlements for Takedowns after Takedown 1 is as set forth in Section 6(b)(i) hereof. During the approval process, Seller shall keep Purchaser reasonably informed of the process and the anticipated results therefrom. Purchaser, at no material cost to Purchaser (other than costs incurred to obtain services that could reasonably be performed or provided in-house), shall reasonably cooperate with Seller in Seller’s efforts to obtain Final Approval of the Entitlements by the County.

(iii) Lot Minimums for each Takedown. The Final Plat(s) for the Property and the Lots are anticipated to be in a form which is substantially consistent, with the Final Lotting Diagram, subject to changes made necessary by the Authorities and/or final engineering decisions which are necessary to properly engineer, design, and install the improvements in accordance with the requirements of the County and other applicable Authorities.

(iv) Recordation of Final Plat. At or before each Closing, Seller shall have caused to be recorded the Final Plat that includes the Lots that are to be purchased at that Closing. Seller shall be responsible for providing to the County the bond or other financial assurance that is required by the County to record each Final Plat.

(b) Offsite Infrastructure. Seller shall cause Rangeview and/or the District to install and construct in a commercially reasonable manner, and diligently pursue to substantial completion the offsite infrastructure improvements that are identified and described on Exhibit D attached hereto and incorporated herein by this reference (collectively, the "Offsite Infrastructure Improvements"). The Offsite Infrastructure Improvements will be completed in a good, workmanlike and lien-free manner, in accordance with the CDs, applicable laws, codes, regulations and governmental requirements for the Development and the requirements of this Agreement. Seller shall or shall cause Rangeview and/or the District, using commercially reasonable efforts, to have the Offsite Infrastructure Improvements Substantially Complete in accordance with the Schedule set forth on Exhibit D, subject to Force Majeure, which schedule will substantially conform to the timing set forth in clause (10) of Section 5(c)(ii) below. Rangeview will be constructing a new wastewater reclamation facility (“WWRF”) for the Development. Seller shall provide evidence to Purchaser that Rangeview has received the necessary authorizations from the Water Quality Control Division of the Colorado Department of Public Health and Environment and from the County to construct the WWRF, and has awarded a contract for the construction of the WWRF. Without limiting the generality of the foregoing, Purchaser specifically acknowledges and agrees that the WWRF currently planned as an Offsite Infrastructure Improvement will not be Substantially Complete on or before the date that Purchaser obtains its first building permit for a Lot. Therefore, Seller shall provide, at Seller’s sole cost, a temporary alternative service for the processing of wastewater sufficient for the issuance of building permits and certificates of occupancy consisting of two sequential batch reactor basins with a combined volume of 500,0000 gallons, along with appurtenant facilities to mitigate the development of odors, that Rangeview’s engineer will certify as having been constructed in accordance with approved plans and specifications (the “Alternative Service”). The Alternative Service shall be operational on the date that Purchaser obtains its first building permit for a Lot, and shall continue in operation until such time as the WWRF is Substantially Complete. Funding for the Alternative Service shall be included in an Offsite Infrastructure Escrow Agreement. Seller will give Purchaser written notice (“Completion Notice”) when each Offsite Infrastructure Improvement is Substantially Complete. During the construction process, Seller shall keep Purchaser reasonably informed of the progress of the construction of the Offsite Infrastructure. The term "Substantially Complete" or "Substantial Completion" means that the improvements have been completed in accordance with the CD’s subject to certain limitations and other provisions set forth in Section 4.5.1 of the Lot Development Agreement. Seller and/or Rangeview shall be responsible for obtaining final acceptance by the County and any other applicable Authority having jurisdiction in accordance with the requirements of the County or other Authority. As an addition to Purchaser’s Condition Precedent, Seller or Rangeview shall on or before the First Closing (i) have substantially completed the CDs for the Offsite Infrastructure Improvements; (ii) have obtained development permits for the Offsite Infrastructure Improvements; (iii) have let the contracts for installation of the Offsite Infrastructure Improvements and (iv) have deposited funds into a controlled disbursement account pursuant to one or more agreements (each an “Offsite Infrastructure Escrow Agreement” and in the plural “Offsite Infrastructure Escrow Agreements”) equal to the contracted cost to Substantially Complete the Offsite Infrastructure Improvements which Seller and/or Rangeview shall have the right to draw upon to pay for such Offsite Infrastructure Improvements as constructed. The form of the Offsite Infrastructure Escrow Agreement shall be subject to Purchaser’s review and approval during the Due Diligence Period and if Purchaser is not satisfied with such agreement for any reason, then Purchaser’s sole remedy shall be to terminate this Contract under Section 10(a) and if Purchaser does not so terminate this Contract then the Offsite Infrastructure Escrow Agreement(s) shall be deemed approved. At Closing the Purchaser shall become a party by joinder to the Offsite Infrastructure Escrow Agreements solely with respect to remedies for a Seller default in timely completing the Offsite Infrastructure Improvements (Seller and Purchaser agree that the Offsite Infrastructure Escrow Agreement will provide Purchaser the first right to step-in and complete the Off-site Infrastructure Improvements. In the event that Seller does not complete any Offsite Infrastructure Improvements by the required date (subject to Force Majeure), the Purchaser and all other purchasers of Lots in the Development shall have the right as their remedy to withdraw the necessary funds out of such escrow to cause completion of the applicable Offsite Infrastructure Improvements. Seller shall deliver such Offsite Infrastructure Escrow Agreements to Purchaser within 15 days following the Effective Date. Seller is not obligated to install any amenities related to the Community Park as part of the Offsite Infrastructure or the Finished Lot Improvements, but Seller and Purchaser agree to use good faith efforts during the Due Diligence Period to establish the timing, financing other relevant details pertaining to the installation of amenities on the Community Park.

(c) Finished Lot Improvements/Lot Development Agreement.

(i) At the First Closing, Purchaser and Seller shall enter into the Lot Development Agreement in the form attached as Exhibit F of this Contract obligating Seller to construct and install the  Finished Lot Improvements as described on Exhibit C attached hereto.

(ii) The Lot Development Agreement includes, without limitation, provisions that provide for the following: (1) phased completion of the Offsite Infrastructure Improvements and the Finished Lot Improvements consisting of two phases with respect to the Takedown 1 Lots and two subsequent phases with respect to the Takedown 2 Lots for a total of four phases; (2) the payment of the Deferred Purchase Price by Purchaser as follows: For each phase, one-half of the Deferred Purchase Price for the Lots in that phase shall be paid to Seller upon substantial completion and construction acceptance by Rangeview of that portion of the Finished Lot Improvements consisting of the water, sanitary sewer and storm sewer infrastructure that is necessary to serve the Lots in that phase, and the remaining one-half of the Deferred Purchase Price for the Lots in that phase shall be paid to Seller upon substantial completion of the balance of Finished Lot Improvements that serve that phase to the extent necessary to obtain building permits; (3) Seller’s and/or the District’s obligation to post surety as required by the County in connection with such phases; (4) provisions regarding Seller’s and/or the District’s agreements with the contractors who will construct the Finished Lot Improvements; (5) Seller’s and/or the District’s warranty obligations, as provided on Exhibit C; (6) Seller’s obligation to obtain lien waivers and to discharge mechanics liens related to construction of the Finished Lot Improvements; (7) Purchaser step-in rights in the event of a Seller and/or District default (as defined in the Lot Development Agreement); (8) a license from Purchaser to permit construction of the Finished Lot Improvements and performance of other related activities on the Lots; (9) Seller’s obligation to pay construction costs in excess of the Deferred Purchase Price; and (10) a schedule providing for the first phase to be Substantially Completed ten (10) months after the First Closing, with the second phase to be Substantially Completed nine (9) months after Substantial Completion of the first phase, with the third phase to be Substantially Completed nine (9) months after the Second Closing and the fourth phase to be Substantially Completed nine (9) months after Substantial Completion of the third phase, all subject to Force Majeure, and all subject to the terms and conditions of Lot Development Agreement.   The Seller, Purchaser, other builder(s) affected by any improvements to be constructed under the Lot Development Agreement that serve or benefit the Lots and other property that is to be acquired by such other builder(s) (“Joint Improvements”) and the Title Company will at Closing execute a “Joint Improvements Memorandum” that describes the rights and obligations of Seller, Purchaser, such other builder(s) and Title Company and such document will supplement the Lot Development Agreement regarding the installation and construction of any Joint Improvements. The form of the Joint Improvements Memorandum shall be agreed upon during the Inspection Period and attached to the Lot Development Agreement as Exhibit J thereto. If such Joint Improvements Memorandum is not agreed upon during the Due Diligence Period, then the Purchaser shall as its sole remedy, has the right to terminate the Contract prior to the expiration of the Due Diligence Period, in which event the Initial Deposit shall be returned to Purchaser as provided in Section 10(a) hereof.

(iii) After obtaining Final Approval of all necessary Entitlements for the applicable Lots, Seller acting as the constructing party under the Lot Development Agreement shall commence and diligently pursue completion or cause to be completed for the Lots being purchased and acquired by Purchaser at each Closing, subject to Force Majeure, the Finished Lot Improvements in accordance with the phasing, provisions and schedules of the Lot Development Agreement and all applicable laws, codes, regulations and governmental requirements for the Lots.  Seller will notify Purchaser when each phase of the Finished Lot Improvements have been Substantially Completed. Seller’s failure to comply with the foregoing covenant shall not constitute a default hereunder unless and until such failure shall constitute an event of default (as defined in the Lot Development Agreement) under the Lot Development Agreement.

(iv) In order to secure Purchaser’s obligation following each Closing to pay the Deferred Purchase Price in accordance with the terms of this Contract and the payment schedule set forth in the Lot Development Agreement as described in Section 5(c) of this Contract, at each Closing, Purchaser shall deliver to Title Company, acting as escrow agent, a letter of credit issued by HomeAmerican Mortgage Corporation in the form attached hereto as Exhibit G (the “Letter of Credit”) and in an amount equal to the sum of the Deferred Purchase Price for all of the Lots acquired by Purchaser at such Closing, plus the estimated Escalator thereon in an amount equal to $1,350.00 per Lot acquired at the Second Closing with respect to the Letter of Credit delivered at the Second Closing. Title Company shall hold and maintain the Letter of Credit pursuant to this Agreement in an escrow account established by Title Company for the benefit of Seller and Purchaser. The Letter of Credit for each Closing shall remain in place until the final payment of the Deferred Purchase Price applicable to such Closing has been made to the Seller following Substantial Completion of the Finished Lot Improvements which serve the Lots acquired by Purchaser at such Closing. If the Letter of Credit is scheduled to expire prior to the Substantial Completion of all of such Lots, and Purchaser has not renewed the Letter of Credit at least fifteen (15) days prior to the expiration date thereof, Title Company is authorized and directed to draw down the full amount of the Letter of Credit and deposit such funds in escrow to be used solely for the payment of any unpaid Deferred Purchase Price. The Letter of Credit may provide that it shall be reduced from time to time to the extent of payments of the Deferred Purchase Price in Good Funds are made by Purchaser for Finished Lot Improvements in accordance with the terms, including the payment schedule, set forth in the Lot Development Agreement and Section 5(c) of this Agreement. The Letter of Credit for each Closing shall be returned to Purchaser, together with an executed reduction certificate reducing the face amount thereof to $0.00, upon payment in full of the Deferred Purchaser Price for all of the Lots in such Closing. Failure by Purchaser to pay any portion of the Deferred Purchase Price when the same shall become due and payable, provided that at such failure continues for a period of ten days after the delivery of written notice thereof from Seller to Purchaser, shall entitle Seller to enforce the collection of the delinquent Deferred Purchase Price by drawing upon the Letter of Credit or having the Title Company draw upon the Letter of Credit, and in either event the funds so drawn shall be paid to Seller as payment of any unpaid Deferred Purchase Price and such failure to pay shall be deemed cured. If Seller or Title Company is unable to draw upon the Letter of Credit, Seller may protect and enforce its rights under this Agreement pertaining to payment of the Deferred Purchase Price by (i) such suit, action, or special proceedings as Seller shall deem appropriate, including, without limitation, any proceedings for the specific performance of any covenant or agreement contained in this Agreement and the Lot Development Agreement or the enforcement of any other appropriate legal or equitable remedy, or for the recovery of actual damages (excluding consequential, punitive damages or similar damages) caused by Purchaser’s failure to pay the Deferred Purchase Price, including reasonable attorneys' fees, and (ii) enforcing Seller’s lien rights under the Lot Development Agreement. Seller’s remedies are non-exclusive. The foregoing provisions regarding the Letter of Credit as security for payment of the Deferred Purchase Price shall be included in the Lot Development Agreement in the form of escrow instructions.

6. Pre-Closing Conditions
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(a) Seller’s Conditions. Seller’s obligations to close the First Closing hereunder are contingent upon satisfaction of the following condition ("Seller's Condition Precedent"): (i) that Purchaser and other homebuilders are under contract to purchase at least 200 of the residential lots in the Development, and close the initial purchase of lots under some or all of such purchase and sale agreements as determined by Seller simultaneously. If for any reason, other than Seller’s fault or exercise of its discretion, Seller's Condition Precedent is not satisfied on or before the date of the First Closing, Seller may terminate this Contract (in which event the Deposit shall be returned to Purchaser), or elect, by written notice to Purchaser at least ten (10) days before the First Closing, to waive the condition and proceed to Closing for the applicable Lots for the applicable Takedown, or elect to extend the applicable deadline and the Closing for the applicable Lots for a period of time not to exceed 60 days by giving written notice to Purchaser on or before the respective deadlines set forth above for the applicable Takedown, during which time Seller shall use commercially reasonably efforts to cause such conditions to be satisfied.

(b) Purchaser’s Conditions. It shall be a condition precedent to Purchaser’s obligation to close each Takedown, that the following conditions (“Purchaser’s Conditions Precedent”) have been satisfied:

(i) Final Approval of the Entitlements (which Entitlements shall be as required by Section 5(a) of this Agreement) for each respective Takedown by the County and all other applicable Authorities and recordation of the Final Plat thereof and such other Entitlements in the County Records as may be required by the County on or before the applicable Closing Date, as the same may be extended.

(ii) Seller’s representations and warranties set forth herein shall be materially true and correct as of each Closing;

(iii) The Title Company shall be committed to issue to Purchaser the applicable Title Policy with the endorsements as Purchaser may request and the Title Company agrees in writing to issue prior to the expiration of the Due Diligence Period, subject only to the Permitted Exceptions accepted by Purchaser in accordance with the provisions of this Contract.

(iv) Purchaser obtaining AMC Approval on or before the expiration of the Due Diligence Period. The delivery of a Continuation Notice to Seller shall be deemed to include AMC Approval;

(v) Seller’s delivery to Purchaser of satisfactory approval, in writing, of Purchaser’s House Plans as provided in Section 12(d)(i) of this Contract; and

(vi) Purchaser shall have received letters from the appropriate Authorities that the Lots have water and sewer tap commitments sufficient for Purchaser’s intended build-out of the Lots, subject to the payment of tap fees and contingent upon completion of the necessary water and sewer infrastructure.

If the Purchaser’s Conditions Precedent are not satisfied on or before each respective Closing Date of other applicable date specified above, Purchaser may: (1) waive the unfulfilled Purchaser’s closing condition, (2) extend the applicable Closing Date for up to thirty (30) days to allow more time for Seller to satisfy the unfulfilled Purchaser’s Condition Precedent, or (3) as its sole remedy hereunder terminate this Contract as to such Takedown and any remaining Takedowns by written notice to Seller, delivered on or before two (2) business days after the applicable Closing Date, in which case each party shall thereupon be relieved of all further obligations and liabilities under this Contract, except as otherwise provided herein, and the Deposit made by Purchaser that has not been applied to the Purchase Price for Lots already acquired by Purchaser shall be returned to Purchaser. If Purchaser elects to extend the Closing Date under (2) and the unsatisfied Purchaser’s Condition Precedent is not satisfied as of the last day of the thirty (30) day extension period, then Purchaser shall, as its sole remedy, elect to waive or terminate under (1) or (3). Failure to give notice as described above shall be an irrevocable waiver of Purchaser’s right to terminate this Contract as to the affected Takedown pursuant to this Section 6(a).

(c) Moratorium. After the Effective Date and prior to each Closing, if any state, county, city, public school district, or other Authority declares or effects any moratorium or other limitation (“Moratorium”) on: (a) the issuance permits for the construction of infrastructure to serve the Lots, building permits for the construction of houses or Certificates of Occupancy for those houses; (b) the purchase of sewer and/or water taps; or (c) the processing of any engineering, architecture or other plans or documents necessary for the construction of residential units or infrastructure improvements to serve such residential units, which Moratorium is applicable to the Lots, then, in such event, Purchaser shall have the right to terminate this Contract by delivery of written notice of termination to the Seller. In the event of such termination by Purchaser, that portion of the Deposit then on deposit shall be refunded to Purchaser.

7. Closing. "Closing" shall mean the delivery to the Title Company of all applicable documents and funds required to be delivered pursuant to Section 8 hereof and unconditional authorization of the Title Company to disburse, deliver and record the same. The purchase of Lots at the closing of a Takedown shall be deemed to be "Closed" when the documents and funds required to be delivered pursuant to Section 8 hereinafter have been delivered to the Title Company, and the Title Company agrees to unconditionally to disburse, deliver and record the same.

8. Closings; Closing Procedures

(a) On each respective Closing Date, Purchaser shall purchase the number of Lots that Purchaser is obligated to acquire hereunder in the applicable Takedown.

(b) Closing Dates. The date of the First Closing of the purchase and sale of the Takedown 1 Lots shall be the date that is ten (10) days after the date that Final Approval of the Entitlements is obtained. Such date of Closing is herein referred to as the "Takedown 1 Closing Date." The date of the Second Closing of the purchase and sale of the Takedown 2 Lots (the "Takedown 2 Closing") shall be the date that eighteen (18) months after the Takedown 1 Closing Date or such other date to which Seller and Purchaser may mutually agree. Such date of Closing is herein referred to as the "Takedown 2 Closing Date." The term "Closing Date" may be used to refer to each of the Takedown 1 Closing Date and the Takedown 2 Closing Date. If Purchaser desires to accelerate any of the Closing Dates, Purchaser may request that a Closing Date be accelerated, and if Seller is willing to do so in its sole and absolute discretion, the parties will work together to prepare a mutually acceptable amendment to this Contract and the Lot Development Agreement to accommodate such request. Seller shall have the right to extend the Takedown 1 Closing Date for up to 60 days in order to satisfy Seller’s Condition Precedent as provided in Section 6(a) of this Contract.

(c) Closing Place and Time. Each Closing shall be held at 11:00 a.m. on the applicable Closing Date at the offices of the Title Company or at such other time and place as Seller and Purchaser may mutually agree.

(d) Closing Procedures. Each purchase and sale transaction shall be consummated in accordance with the following procedures:

(i) All documents to be recorded and funds to be delivered hereunder shall be delivered to the Title Company to hold, deliver, record and disburse in accordance with closing instructions approved by Purchaser and Seller;

(ii) At each Closing, Seller shall deliver or cause to be delivered in accordance with the closing instructions the following:

(1) A special warranty deed conveying the applicable portion of the Property to be acquired at such Closing to Purchaser. The special warranty deed shall contain a reservation of easements, minerals, mineral rights and water and water rights, as well as other rights, as set forth on Exhibit B. The special warranty deed shall also be subject to non-delinquent general real property taxes for the year of such Closing and subsequent years, District assessments and the Permitted Exceptions.

(2) Payment (from the proceeds of such Closing or otherwise) sufficient to satisfy any encumbrance relating to the portion of the Property being acquired at such Closing, required to be paid by Seller at or before the time of Closing.

(3) A tax certificate or other evidence sufficient to enable the Title Company to ensure the payment of all general real property taxes and installments of District assessments then due and payable for the portion of the Property being acquired at such Closing.

(4) An affidavit, in a form sufficient to comply with applicable laws, stating that Seller is not a foreign person or a foreign corporation subject to the Foreign Investment in Real Property Tax Act, and therefore not subject to its withholding requirements.

(5) A certification or affidavit to comply with the reporting and withholding requirements for sales of Colorado properties by non-residents (Colorado Department of Revenue Form DR-1083).

(6) A Lien Affidavit and Title Company Indemnity.

(7) A partial assignment of declarant rights or builder rights under the Master Covenants, assigning only the following declarant rights (to the extent such rights are not automatically granted to Purchaser as a “builder” by the terms of the Master Covenants) from Seller to Purchaser: to maintain sales offices, construction offices, management offices, model homes and signs advertising the Development and/or Lots, and such other rights to which the parties may mutually agree.

(8) The Tap Purchase Agreement (as defined herein).

(9) A general assignment to Purchaser in the form attached hereto as Exhibit E ("General Assignment") with respect to the applicable Lots.

(10) An Owner’s Affidavit.

(11) The Lot Development Agreement and the Joint Improvements Memorandum executed by Seller.

(12) The Offsite Infrastructure Escrow Agreement(s) executed by Seller ..

(13) Such other documents as may be required to be executed by Seller pursuant to this Contract or the closing instructions.

(iii) At each Closing, Purchaser shall deliver or cause to be delivered in accordance with the closing instructions the following:

(1) The Purchase Price payable at such Closing, computed in accordance with Section 2 above, for the Lots being acquired at such Closing, such payment to be made in Good Funds.

(2) The Tap Purchase Agreement.

(3) The Lot Development Agreement and the Joint Improvements Memorandum executed by Purchaser.

(4) The Offsite Infrastructure Escrow Agreement(s) executed by Purchaser.

(5) All other documents required to be executed by Purchaser pursuant to the terms of this Contract or the closing instructions.

(6) Payment of any amounts due pursuant to Section 16 hereof.

(iv) At each Closing, Purchaser and Seller shall each deliver an executed settlement statement, which shall set forth all prorations, disbursements of the Purchase Price and expenses applicable to such Closing;

(v) The following adjustments and prorations shall be made between Purchaser and Seller as of each Closing:

(1) Real property taxes and installments of District assessments, if any, for the applicable portion of the Property for the year in which the Closing occurs shall be prorated based upon the most recent known rates, mill levy and assessed valuations; and such proration shall be final.

(2) Seller shall pay real property taxes and District assessments for years prior to the year in which the Closing occurs.

(3) Purchaser shall pay any and all recording costs and documentary fees required for the recording of the deed.

(4) Seller shall pay the base premium for the Title Policy and for any endorsement Seller agrees to provide to cure a Title Objection, and Purchaser shall pay the premium for any other endorsements requested by Purchaser in accordance with Section 4 above, including an extended coverage endorsement.

(5) Each party shall pay one-half (1/2) of any closing or escrow charges of the Title Company.

(6) All other costs and expenses not specifically provided for in this Contract shall be allocated between Purchaser and Seller in accordance with the customary practice of commercial real estate transactions in Arapahoe County, Colorado.

(vi) Possession of the applicable portion of the Property being acquired at each Closing shall be delivered to Purchaser at such Closing, subject to the Permitted Exceptions.

9. Seller’s Delivery of Title. At each Closing, Seller shall convey title to the applicable portion of the Property, together with the following items, to the extent that they have been approved, or are deemed to have been approved by Purchaser pursuant to the terms of this Contract (collectively, the "Permitted Exceptions"):

(a) all easements, agreements, covenants, restrictions, rights-of-way and other matters of record that affect title to the Property as disclosed by the Master Commitment or any Takedown Commitment, or otherwise, to the extent that such matters are approved or deemed approved by Purchaser in accordance with Section 4 above or otherwise approved by Purchaser (unless otherwise identified herein as an obligation, fee or encumbrance to be assumed by Purchaser or which is otherwise identified herein as a Purchaser obligation which survives such Closing, the foregoing items, however, shall not include any mortgages, deeds of trust, mechanic’s liens or judgment liens arising by, through or under Seller, which monetary liens Seller shall cause to be released or fully insured over by the Title Company, to the extent they affect any portion of the Property, on or prior to the date that such portion of the Property is conveyed to Purchaser);

(b) the Entitlements, including without limitation, the Final Plat applicable to the Property being acquired at such Closing and all easements and other terms, agreements, provisions, conditions and obligations as shown thereon;

(c) the Master Covenants;

(d) the inclusion of the Property into the Sky Ranch Metropolitan District No. 5 (the "District") and such other special improvement districts or metropolitan districts as may be disclosed by the Master Commitment or any Takedown Commitment delivered to Purchaser pursuant to this Contract;

(e) a Public Improvement Fee Covenant with respect to construction and installation of eligible public improvements on the Property, which imposes a public improvement fee equal to a percentage (the “PIF Percentage”) of all sales that occur on the Property that is one percentage point less than the total sales tax imposed on taxable sales occurring in that portion of the City of Aurora, Colorado located within the boundaries of the County and the PIF Percentage of the cost of building materials (the "Public Improvement Fee" or "PIF"). The PIF will be collected by (i) all sellers or providers of goods or services who engage in any PIF sales transactions within those portions of the Development subject to the PIF Covenant from the purchaser or recipient of such goods or services and (ii) by all homebuilders, and then will be paid over to the PIF collection agent. The PIF collection agent will receive and remit the Public Improvement Fee to the Seller or District. PIF sales shall not include the sale of residential improvements or any goods incident to the sale of residential improvements.

(f) a reservation of water and mineral rights as set forth on Exhibit B hereof;

(g) applicable zoning and governmental regulations and ordinances;

(h) title exceptions, encumbrances, or other matters arising by, through or under Purchaser;

(i) items apparent upon an inspection of the Property or shown or that would be shown on an accurate and current survey of the Property; and

(j) any Permissible New Exception and any other document required or permitted to be recorded against the Property in the County Records pursuant to the terms of this Contract.

10. Due Diligence Period; Acceptance of Property; Release and Disclaimer.

(a) Feasibility Review. Within five (5) business days following the Effective Date, Seller shall deliver or make available (at Seller’s office or via electronic file share) to Purchaser the following listed items to the extent in Seller’s actual possession; if an item listed below is not in Seller’s possession and not delivered or made available to Purchaser, but is otherwise readily available to Seller, then Purchaser may make written request to Seller to provide such item, and Seller will use its reasonable efforts to obtain and deliver or make such item available to Purchaser, but Seller will have no obligation otherwise to obtain any item not in Seller’s possession: (i) any environmental reports, soil reports and certifications pertaining to the Lots, (ii) a copy of any subdivision plat for the Property, (iii) engineering and construction plans pertaining to the Lots, (iv) grading, drainage, hydrology and other engineering reports and plans and engineering and constructions plans for offsite improvements that are required to obtain building permits/certificates of occupancies for single-family detached residences constructed on the Lots; (v) any PUD, Development Agreement, Site Development Plans and other approvals pertaining to the Lots particularly and the Development generally; (vi) any Special District Service Plans; (vii) any existing ALTA or other boundary Survey of the Property; and (viii) copies of any subdivision bonds or guarantees applicable to the Lots (collectively, the "Seller Documents"). Purchaser shall have a period expiring sixty (60) calendar days following the Effective Date of this Contract within which to review the same (the "Due Diligence Period"). During the Due Diligence Period, Purchaser shall have an opportunity to review and inspect the Property, all Seller Documents and any and all factors deemed relevant by Purchaser to its proposed development and the feasibility of Purchaser’s intended uses of the Property, including without limitation architectural approvals, in Purchaser’s sole and absolute discretion (the "Feasibility Review"). The Feasibility Review shall be deemed to have been completed to Purchaser’s satisfaction only if Purchaser gives written notice to Seller of its election to continue this Contract ("Continuation Notice") prior to the expiration of the Due Diligence Period. If Purchaser fails to timely give a Continuation Notice or if Purchaser gives a notice of its election to terminate, this Contract shall automatically terminate, the Initial Deposit shall be promptly returned to Purchaser, Purchaser shall deliver to Seller all information and materials received by Purchaser from Seller pertaining to the Property and any non-confidential and non-proprietary information otherwise obtained by Purchaser pertaining to the Property, and thereafter the parties shall have no further rights or obligations under this Contract except as otherwise provided in Section 24 below.

(i) Asset Management Committee Approval. On or before the expiration of the Due Diligence Period, Purchaser shall have obtained the written approval of the Board of Directors of M.D.C. Holdings, Inc. ("MDC") or MDC’s Asset Management Committee (“AMC Approval”), to issue a Continuation Notice for the transaction contemplated hereunder, and if Purchaser delivers a Continuation Notice or otherwise elects not to terminate this Agreement on or before the expiration of the Due Diligence Period, then Purchaser will be deemed to have obtained such approval and satisfied this condition to Builder’s obligation to Close;

(b) Approval of Property. If Purchaser gives a Continuation Notice on or before the expiration of the Due Diligence Period, except as otherwise provided in this Section 10, Purchaser shall be deemed to have approved the Property, the Development and the feasibility of Purchaser’s intended uses of the Lots (subject to the terms and conditions of Section 5(b) and Section 5(c) hereof). Such approval shall be deemed to include, but shall not be limited to, Purchaser’s approval of the following as to the Property:

(i) The ability of applicable utility companies to provide utility services to the Property, including the quality, sizing and cost of such services;

(ii) The soil and environmental conditions of the Property;

(iii) All Seller Documents delivered to Purchaser pursuant to this Contract;

(iv) All of the Permitted Exceptions;

(v) The financial condition and other factors relevant to the operation of the District;

(vi) Any property owners’ association to be established pursuant to the terms of the Master Covenants; and

(vii) Fitness for Purchaser’s intended use, accessibility of roads, and the condition and suitability for improvement and sale of the Lots, subject to Seller’s obligations under this Contract.

(c) Radon. Purchaser acknowledges that radon gas and naturally occurring radioactive materials (“NORM”) each naturally occurs in many locations in Colorado. The Colorado Department of Public Health and Environment and the United States Environmental Protection Agency (the "EPA") have detected elevated levels of naturally occurring radon gas in residential structures in many areas of Colorado, including the County and all of the other counties along the front range of Colorado. The EPA has raised concerns with respect to adverse effects on human health from long-term exposure to high levels of radon and recommends that radon levels be tested in all Residences. Purchaser acknowledges that Seller neither claims nor possesses any special expertise in the measurement or reduction of radon or NORM. Purchaser further acknowledges that Seller has not undertaken any evaluation of the presence or risks of radon or NORM with respect to the Property nor has it made any representation or given any other advice to Purchaser as to acceptable levels or possible health hazards of radon and NORM. SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE PRESENCE OR ABSENCE OF RADON, NORM OR OTHER ENVIRONMENTAL POLLUTANTS WITHIN THE PROPERTY OR THE RESIDENCES TO BE CONSTRUCTED ON THE LOTS OR THE SOILS BENEATH OR ADJACENT TO THE PROPERTY OR THE RESIDENCES TO BE CONSTRUCTED ON THE LOTS PRIOR TO, ON OR AFTER THE CLOSING DATE. Purchaser, on behalf of itself and its successors and assigns, hereby releases the Seller from any and all liability and claims with respect to radon gas. Every home sales contract entered in to by Purchaser with respect to subsequent sales of Lots shall include any disclosures with respect to radon as required by applicable Colorado law.

(d) Soils. Purchaser acknowledges that soils within the State of Colorado consist of both expansive soils and low-density soils, and certain areas contain potential heaving bedrock associated with expansive, steeply dipping bedrock, which will adversely affect the integrity of a dwelling unit constructed on a Lot if the dwelling unit and the Lot on which it is constructed are not properly maintained.  Expansive soils contain clay mineral, which have the characteristic of changing volume with the addition or subtraction of moisture, thereby resulting in swelling and/or shrinking soils.  The addition of moisture to low-density soils causes a realignment of soil grains, thereby resulting in consolidation and/or collapse of the soils.  Purchaser agrees that it shall obtain a current geotechnical report for the Property and an individual lot soils report for each Lot containing design recommendations from a licensed geotechnical engineer for all structures to be placed upon the Lot. Purchaser shall require all homes to have engineered footing and foundations consistent with results of the individual lot soils report for each Lot and shall take reasonable action as shall be necessary to ensure that the homes to be constructed upon the Lots shall be done in accordance with proper design and construction techniques. Purchaser shall also provide a copy of the geotechnical report for the Property and the individual lot soils report for each Lot to Seller within seven (7) days after Seller’s request for the same, and agrees in the event that this Contract terminates for any reason Purchaser shall use reasonable efforts to assign, without liability or recourse to Purchaser, at Seller’s request, the geotechnical report for the Property and the individual lot soils report for each Lot to any subsequent homebuilder who enters into a purchase and sale agreement with Seller to purchase all of a portion of the Lots. SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE PRESENCE OR ABSENCE OF EXPANSIVE SOILS, LOW-DENSITY SOILS OR DIPPING BEDROCK UPON THE PROPERTY AND PURCHASER SHALL UNDERTAKE SUCH INVESTIGATION AS SHALL BE REASONABLE AND PRUDENT TO DETERMINE THE EXISTENCE OF THE SAME. Purchaser shall provide all disclosures required by C.R.S. Section 6-6.5-101 in every home sales contract entered in to by Purchaser with respect to subsequent sales of a Lot to a homebuyer. Purchaser, on behalf of itself and its successors and assigns, hereby releases the Seller from any and all liability and claims with respect to expansive and low-density soils and dipping bedrock located within the Property.

(e)  Over Excavation. The Finished Lot Improvements required for each Lot do not include any “over excavation” or comparable preparation or mitigation of the soil (the “Overex”) on the Property and Purchaser shall have sole responsibility at Purchaser’s sole expense with respect to the Overex and shall have the right (pursuant to a license agreement to be provided by Seller) to enter such Lots for the purposes of performing the Overex; provided, however, that such entry shall be performed in a manner that does not materially interfere with or result in a material delay or an increase in the costs or any expenses in the construction of the Finish Lot Improvements, and provided further that Purchaser shall promptly repair any portion of the Lots and adjacent property that is materially damaged by Purchaser or its agents, designees, employees, contractors, or subcontractors in performing the Overex. Purchaser shall obtain, at its cost, a current geotechnical report for the Property and an individual lot soils report for each Lot containing design recommendations from a licensed geotechnical engineer for all structures to be placed upon the Lot (“Purchaser’s Geotechnical Reports”) shall not rely upon any geotechnical or soils report furnished by Seller, and Seller shall have no responsibility or liability with respect to the Overex, Purchaser’s Geotechnical Reports or any matters related thereto. The parties shall reasonably cooperate in coordinating Purchaser’s completion of the Overex so that the Overex can be properly sequenced with Seller’s completion of the Finished Lot Improvements. In no event shall the Seller be liable to Purchaser for any delay or costs or damages incurred by Purchaser with respect to such Overex, even if caused by any delay in installation of Finished Lot Improvements sequenced ahead of the Overex. THE PARTIES ACKNOWLEDGE AND AGREE THAT SELLER IS NOT PERFORMING ANY OVER-EXCAVATION OF THE LOTS AND THAT SELLER SHALL HAVE NO LIABILITY WHATSOEVER WITH RESPECT TO OR ARISING OUT OF ANY OVER-EXCAVATION OF THE LOTS OR EXPANSIVE SOILS PRESENT ON THE LOTS AND SELLER EXPRESSLY DISCLAIMS ANY LIABILITY WITH RESPECT TO ANY OVER-EXCAVATION OF THE LOTS AND EXPANSIVE SOILS PRESENT ON THE LOTS.

(f) No Reliance on Documents. Except as expressly stated in this Contract and/or expressly set forth in the documents executed by Seller at Closing, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information (including, without limitation, the Seller Documents) delivered by Seller or its brokers or agents to Purchaser in connection with the transaction contemplated hereby. Except as otherwise provided in this Contract and/or expressly set forth in the documents executed by Seller at Closing, all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. The Seller Parties shall not be liable to Purchaser for any inaccuracy in or omission from any such reports. Purchaser hereby represents to Seller that, to the extent Purchaser deems the same to be necessary or advisable for its purposes, and without waiving the right to rely upon the covenants, agreements, representations and warranties expressly contained in this Agreement and/or expressly set forth in the documents executed by Seller at Closing: (i) Purchaser has performed or will perform an independent inspection and investigation of the Lots and has also investigated or will investigate the operative or proposed governmental laws, ordinances and regulations to which the Lots may be subject, and (ii) Purchaser shall acquire the Lots solely upon the basis of its own or its experts' independent inspection and investigation, including, without limitation, (a) the quality, nature, habitability, merchantability, use, operation, value, fitness for a particular purpose, marketability, adequacy or physical condition of the Lots or any aspect or portion thereof, including, without limitation, appurtenances, access, landscaping, parking facilities, electrical, plumbing, sewage, and utility systems, facilities and appliances, soils, geology and groundwater, (b) the dimensions or sizes of the Lots, (c) the development or income potential, or rights of or relating to, the Lots, (d) the zoning or other legal status of the Lots or any other public or private restrictions on the use of the Lots, (e) the compliance of the Lots with any and all applicable codes, laws, regulations, statutes, ordinances, covenants, conditions and restrictions, (f) the ability of Purchaser to obtain any necessary governmental permits for Purchaser's intended use or development of the Lots, (g) the presence or absence of Hazardous Materials on, in, under, above or about the Lots or any adjoining or neighboring property, (h) the condition of title to the Lots, or (i) the economics of, or the income and expenses, revenue or expense projections or other financial matters, relating to the Lots, except as provided in any express representations/warranties and/or covenants contained in this Contract.

(g) As Is. Except for Seller’s Representations (as defined in Section 11 hereof) and Seller’s performance of its obligations under this Contract, Purchaser acknowledges and agrees that it is purchasing the Property based on its own inspection and examination thereof, and Seller shall sell and convey to Purchaser and Purchaser shall accept the property on an “AS IS, WHERE IS, WITH ALL FAULTS, LIABILITIES, AND DEFECTS, LATENT OR OTHERWISE, KNOWN OR UNKNOWN” basis in an "AS IS" physical condition and in an "AS IS" state of repair (subject to the Finished Lot Improvements obligation set forth in Section 5(b) hereof). Except as expressly contained in this Contract, the special warranty deed to be delivered at each Closing and Seller’s Representations, to the extent not prohibited by law the Purchaser hereby waives, and Seller disclaims all warranties of any type or kind whatsoever with respect to the Property, whether express or implied, direct or indirect, oral or written, including, by way of description, but not limitation, those of habitability, fitness for a particular purpose, and use. Without limiting the generality of the foregoing, Purchaser expressly acknowledges that, except as otherwise provided in this Contract, the Seller’s Representations, the special warranty deed to be delivered at each Closing, Seller makes no representations or warranties concerning, and hereby expressly disclaims any representations or warranties concerning the following: (i) The value, nature, quality or condition of the Property; (ii) Any restrictions related to development of the Property; (iii) The applicability of any governmental requirements; (iv) The suitability of the Property for any purpose whatsoever; (v) The presence in, on, under or about the Property of any Hazardous Material or any other condition of the Property which is actionable under any Environmental Law (as such terms are defined in this Section 10; (vi) Compliance of the Property or any operation thereon with the laws, rules, regulations or ordinances of any applicable governmental body; or (vii) The presence or absence of, or the potential adverse health, economic or other effects arising from, any magnetic, electrical or electromagnetic fields or other conditions caused by or emanating from any power lines, telephone lines, cables or other facilities, or any related devices or appurtenances, upon or in the vicinity of the Property.

EXCEPT FOR REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS CONTRACT OR OTHERWISE PROVIDED IN THIS CONTRACT, INCLUDING, WITHOUT LIMITATION, THE OBLIGATIONS OF SELLER UNDER THE LOT DEVELOPMENT AGREEMENT AND THE OFFSITE INFRASTRUCTURE AGREEMENT, AND AND/OR EXPRESSLY SET FORTH IN THE CLOSING DOCUMENTS, SELLER SHALL NOT BE LIABLE TO PURCHASER FOR ANY CONSTRUCTION DEFECT, ERRORS, OMISSIONS, OR ON ACCOUNT OF SOILS CONDITIONS OR ANY OTHER CONDITION AFFECTING THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THOSE MATTERS DESCRIBED ABOVE AND PURCHASER HEREBY FULLY RELEASES SELLER, ITS PARTNERS, EMPLOYEES, OFFICERS, DIRECTORS, REPRESENTATIVES, ATTORNEYS AND AGENTS (BUT NOT INCLUDING ANY THIRD PARTY PROFESSIONAL SERVICE PROVIDERS [E.G., ENGINEERS, ETC.], CONTRACTORS OR SIMILAR FIRMS OR PERSONS) FROM ANY AND ALL CLAIMS AGAINST ANY OF THEM FOR ANY COST, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION OR CAUSE OF ACTION (INCLUDING, WITHOUT LIMITATION, ANY RIGHTS OF CONTRIBUTION) ARISING FROM OR RELATED TO ANY CONSTRUCTION DEFECTS, ERRORS, OMISSIONS, OR OTHER CONDITIONS AFFECTING THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THOSE MATTERS DESCRIBED ABOVE AND INCLUDING ANY ALLEGED NEGLIGENCE OF SELLER.

As used herein, "Hazardous Materials" shall mean, collectively, any chemical, material, substance or waste which is or hereafter becomes defined or included in the definitions of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "pollutant" or "contaminant," or words of similar import, under any Environmental Law, and any other chemical, material, substance, or waste, exposure to, disposal of, or the release of which is now or hereafter prohibited, limited or regulated by any governmental or regulatory authority or otherwise poses an unacceptable risk to human health or the environment.

As used herein, "Environmental Laws" shall mean all applicable local, state and federal environmental rules, regulations, statutes, laws and orders, as amended from time to time, including, but not limited to, all such rules, regulations, statutes, laws and orders regarding the storage, use and disposal of Hazardous Materials and regarding releases or threatened releases of Hazardous Materials to the environment.

(h) Release. Purchaser agrees that, subject to the Seller’s Representations, Seller shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of geotechnical or soils conditions or on account of any other conditions affecting the Property, because Purchaser is purchasing the Property AS IS, WHERE-IS, and WITH ALL FAULTS. Purchaser hereby fully releases Seller, Seller’s affiliates, divisions and subsidiaries and their respective managers, members, partners, officers, directors, shareholders, affiliates, representatives, employees, consultants and agents (the “Seller Parties” and each as a “Seller Party”) from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against the Seller Parties for any cost, loss, liability, damage, expense, demand, action or cause of action arising from or related to any defects, errors, omissions or other conditions affecting the Property, except to the extent that such loss or other liability results from a breach of this Contract, including the Seller’s Representations. Purchaser hereby waives any Environmental Claim (as defined in this Section) which it now has or in the future may have against Seller, provided however, such waiver shall not apply to activities to be performed by the Seller in accordance with the applicable Lot Development Agreement. The foregoing release and waiver shall be given full force and effect according to each of its express terms and provisions, including, but not limited to, those relating to unknown and suspected claims, damages and causes of action. The foregoing release and waiver shall not apply to any cost, loss, liability, damage, expense, demand, action or cause of action arising from or related to (i) fraud or other intentional misconduct of any Seller Party, or (ii) any claims against contractors or subcontractors (excluding Seller and its affiliates) for construction defects in the Finished Lot Improvements.

As used herein, "Environmental Claim" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation, whether written or oral, by any person, organization or agency alleging potential liability, including without limitation, potential liability for enforcement, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural resources damages, property damages, including diminution of the market value of the Property or any part thereof, personal injuries or penalties arising out of, based on or resulting from the presence or release into the environment of any Hazardous Materials at any location, or resulting from circumstances forming the basis of any violation or alleged violation of any Environmental Laws, and any and all claims by any person, organization or agency seeking damages, contribution, indemnification, costs, recovery, compensation or injunctive relief resulting from the presence or release of any Hazardous Materials.

(i) Indemnification. Purchaser shall indemnify, defend (with counsel reasonably selected by Purchaser with Seller approval) and hold harmless the Seller Parties of, from and against any and all claims, demands, liabilities, losses, expenses, damages, costs and reasonable attorneys’ fees that any of the Seller Parties may at any time incur by reason of or arising out of: (i) any work performed in connection with or arising out of Purchaser’s activities, or Purchaser’s acts or omissions with respect to any Overex work, (ii) Purchaser’s failure to perform its work on the Property in accordance with applicable laws, and (iii) personal injuries or property damages occurring after a Closing by reason of or arising out of the geologic, soils or groundwater conditions on the Lots (such conditions being collectively referred to herein as “On-Lot Soil Conditions”, (iv) Purchaser’s development, construction, use, ownership, management, marketing or sale activities associated with the initial home construction on the Lots (including, without limitation, land development, grading, excavation, trenching, soils compaction and construction on the Lots performed by or on behalf of Purchaser, including, but not limited to, by all subcontractors and consultants engaged by Purchaser), (v) Intentionally Deleted (vi) the design, engineering, structural integrity or construction of any homes constructed by Purchaser on the Lots after a Closing, or (vii) any claim asserted by Purchaser’s homebuyers or their successors in interest alleging construction defects related to any Overex work performed by Purchaser. The foregoing indemnity obligation of Purchaser includes acts and omissions of Purchaser and all agents, consultants and other parties acting for or on behalf of Purchaser (“Purchaser Parties”). Purchaser is not required by this indemnification provision to indemnify the Seller against (A) any claims arising out of or relating to Off-Lot Soil Conditions (defined below) (B) Seller's failure to perform its obligations under this Contract or under any of the Closing documents, (C) Seller's breach of an express warranty or representation set forth in this Contract or in any of the Closing Documents, or (D) claims arising directly from the decisions of Seller acting in its capacity as declarant under the Declaration. Seller shall indemnify, defend (with counsel reasonably selected by Seller with Purchaser approval) and hold harmless the Purchaser Parties of, from and against any and all claims, demands, liabilities, losses, expenses, damages, costs and reasonable attorneys’ fees that any of the Purchaser Parties may at any time incur by reason of or arising out of either personal injuries or property damages occurring after a Closing by reason of or arising out of the geologic, soils or groundwater conditions on the Development other than the On-Lot Soil Conditions (such conditions being collectively referred to herein as “Off-Lot Soil Conditions”). Seller covenants with Purchaser that Seller has and will include geologic, soils and groundwater provisions in the indemnities Seller obtains from other builders within the Development at least as protective of Seller as provided in this Section.

(j) The provisions of this Section 10 shall survive each Closing and the delivery of each respective deed to the Purchaser. Notwithstanding anything to the contrary contained in the foregoing provisions of this Section 10, the provisions of Sections 10(d) through 10(i), inclusive, will not, under any circumstances, be construed or interpreted as releasing Seller from, and Purchaser hereby reserves, any claim arising out of (a) the express representations of Seller contained in any Closing document or in this Agreement, including, without limitation, the Seller’s Representations, (b) Seller’s breach of its obligations under the Lot Development Agreement and the Offsite Infrastructure Escrow Agreements.

11. Seller’s Representations. Seller hereby represents and warrants to Purchaser as follows (the following Subsections (a) through (i) collectively referred to herein as "Seller’s Representations"):

(a) Litigation. To Seller’s Actual Knowledge (as defined in this Section 11), there is no pending or threatened litigation which could materially adversely affect the Property.

(b) Bankruptcy. There are no attachments, levies, executions, assignments for the benefit of creditors, receiverships, conservatorships, or voluntary or involuntary proceedings in bankruptcy, or any other debtor relief actions contemplated by Seller or filed by Seller, or to Seller’s knowledge, pending in any current judicial or administrative proceeding against Seller.

(c) Non-Foreign Person. Seller is not a "foreign person" as that term is defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and applicable regulations.

(d) Condemnation. Seller has received no written notice of any pending or threatened condemnation or eminent domain proceedings which may affect the Property or any part thereof.

(e) Execution and Delivery. The execution, delivery and performance of this Contract by Seller does not and will not result in a breach of, or constitute a default under, any indenture, loan or credit agreement, mortgage, deed of trust or other agreement to which Seller is a party. The individual(s) executing this Agreement and the instruments referenced herein on behalf of Seller have the legal power, right and actual authority to bind Seller to the terms hereof and thereof.

(f) Default. To Seller’s Actual Knowledge, Seller has not defaulted under any covenant, restriction or contract affecting the Property, nor has Seller caused by its act or omission an event to occur which would with the passage of time constitute a breach or default under such covenant, restriction or contract.

(g) Violation of Law. To Seller’s Actual Knowledge, Seller has not received any written notice of non-compliance, addressed to Seller, from a regulatory agency that has jurisdiction over the Property with respect to any federal, state or local laws, codes, ordinances or regulations relating to the Property.

(h) Rights. Seller has not granted to any party, other than Purchaser hereunder, any option, contract, right of refusal or other agreement with respect to a purchase or sale of the Property. To Seller’s actual knowledge, there are no leases, occupancy agreements, easements, licenses or other agreements which grant third-parties any possessory or usage rights to all or any part of the Property, except as disclosed in the Master Commitment, and Takedown Commitment or the Seller Documents.

(i) Environmental. To Seller’s Actual Knowledge, neither Seller nor any third party has used Hazardous Materials on, from, or affecting the Property in any manner which violates federal, state, or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production, or disposal of Hazardous Material, except as may be disclosed in the Seller Documents,.

For purposes of the foregoing, the phrase "Seller’s Actual Knowledge" shall mean the current, actual, personal knowledge of Mark Harding as President of Seller, without any duty of investigation or inquiry and without imputation of any other person’s knowledge. The fact that reference is made to the personal knowledge of the above identified individual shall not render such individual personally liable for any breach of any of the foregoing representations and warranties; rather, Purchaser’s sole recourse in the event of any such breach shall be against Seller, and Purchaser hereby waives any claim or cause of action against the above identified individual arising from Seller’s Representations. In the event that any information contained in the Seller Documents conflicts with Seller’s Representations set forth in this Section, the Seller Documents shall govern and control and such inconsistency shall not constitute a breach by Seller of its Seller’s Representations herein. Seller and Purchaser shall notify the other in writing immediately if any Seller’s Representation become untrue or misleading in light of information obtained by Seller or Purchaser after the Effective Date. In the event that Purchaser has actual knowledge that any of Seller’s Representations are untrue or misleading, or of a breach of any of Seller’ Representations prior to the Closing, without the duty of further inquiry, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

Seller’s Representations shall survive each respective Closing for a period of six (6) months, except to the extent if any representation that is known by Purchaser or is contained in materials made available to Purchaser that makes Seller’s Representations untrue as of such Closing Date and in any such instance Seller’s Representations shall not survive Closing.

Seller makes no promises, representations or warranties regarding the construction, installation or operation of any amenities within the Development, including without limitation, club houses, swimming pools and sports courts. To the extent that any development plans, site plans, rendering, drawings, marketing information or other materials related to the Development include, depict or imply the inclusion of any amenities in the Development, they are included only to illustrate possible amenities for the Development that may or may not be built and Purchaser shall not rely upon any such materials regarding the construction, installation or operation of any amenities within the Development.

12. Purchaser’s Obligations. Purchaser shall have the following obligations, each of which shall survive each respective Closing and, where noted, termination of this Contract. Notwithstanding any contrary provision set forth in this Contract, Seller shall have the right to enforce said obligations by means of any legal or equitable proceedings including, but not limited to, suit for actual damages and equitable relief:

(a) Master Covenants. Purchaser shall comply with all obligations applicable to Purchaser under the Master Covenants.

(b) Compliance with Laws. With respect to Purchaser’s entry onto the Property and following each Closing, Purchaser shall comply with and abide by all laws, ordinances, statutes, covenants, rules and regulations, building codes, permits, association documents and other recorded instruments (as they are from time to time amended, supplemented or changed) which regulate any activities relating to Purchaser’s use, ownership, construction, sale or investigation of any Lot or any improvements thereon.

(c) Entry Prior to Closing. From and after the Effective Date of this Contract until the Closing Date or earlier termination of this Contract, and so long as no default by Purchaser exists under this Contract, Purchaser and its agents, employees and representatives shall be entitled to enter upon the Property for purposes of conducting soil and other engineering tests and to inspect and survey any of the Property. If the Property is altered or disturbed in any manner in connection with any of Purchaser’s activities, Purchaser shall immediately return the Property to substantially the condition existing prior to such activities. Purchaser shall promptly refill holes dug and otherwise repair any damage to the Property as a result of its activities. Purchaser and its agents shall not have the right to conduct any invasive testing (e.g., borings, drilling, soil/water sampling, etc.), except standard geotech preliminary investigation, on the Lots, including, without limitation, any so-called "Phase II" environmental testing, without first obtaining Seller's written consent (and providing Seller at least seventy-two (72) hours' prior written notice), which consent may be withheld by Seller in its reasonable discretion and shall be subject to any terms and conditions imposed by Seller in its reasonable discretion. In the event that Purchaser fails to obtain Seller's written consent prior to any invasive testing, in addition to and without limiting any other obligations Purchaser may have under this Section, Purchaser shall be fully responsible and liable for all costs of remediation with respect to any materials disturbed in any manner that requires remediation or that are removed in connection with such invasive testing and including, but not limited to, costs for disposal of materials removed during any invasive testing. Purchaser shall not permit any lien to attach to the Property or any portion of the Property as a result of the activities. Purchaser shall indemnify, defend and hold Seller, its officers, directors, shareholders, employees, agents and representatives harmless from and against any and all mechanics’ and materialmen’s liens, claims (including, without limitation, personal injury, death and property damage claims), damages, losses, obligations, liabilities, costs and expenses including, without limitation, reasonable attorneys’ fees incurred by Seller, its officers, directors, shareholders, employees, agents and representatives or their property arising out of any breach of the provisions of this Section 12(c) by Purchaser, its agents, employees or representatives. The foregoing indemnity obligation of Purchaser includes acts and omissions of Purchaser and all agents, consultants and other parties acting for or on behalf of Purchaser. Purchaser shall maintain in effect during its inspection of the Property commercial general liability coverage for bodily injury and property damage in the amount of at least $2,000,000.00 combined single limit, and automobile liability coverage for bodily injury and property damage in the amount of at least $2,000,000.00 combined single limit, and the policy or policies of insurance shall be issued by a reputable insurance company or companies which are qualified to do business in the State of Colorado and shall name Seller as an additional insured. In addition, before entering upon the Property, Purchaser shall provide Seller with valid certificates indicating such insurance is in effect. The foregoing indemnity shall not apply to claims due to (i) Hazardous Materials or conditions that are not placed on the Property or caused by Purchaser or its agents, (ii) pre-existing matters, (iii) or Seller’s actions or inactions. The indemnity and agreement set forth in this Section 12(c) shall survive the expiration or termination of this Contract for any reason.

(d) Architectural Approval. In order to assure that homes constructed by Purchaser are compatible with the other residential construction in the Development and meet certain architectural, design, and landscaping criteria and guidelines included in the approved SDP applicable to the Property (the “SDP Criteria”) and are otherwise acceptable to Seller, all construction and landscaping on the Lots shall be subject to the prior review and approval of Seller. The Master Covenants will provide for the formation of an architectural review committee (“Architectural Review Committee”) and for the promulgation and adoption of design guidelines (“Design Guidelines”) to be applied by the Architectural Review Committee. However, the Master Covenants and/or the Design Guidelines will provide for an exemption from obtaining Architectural Review Committee approval for the Seller and any other person whose House Plans (as hereinafter defined) has been reviewed and approved by the Seller.

(i) Purchaser shall submit to Seller the Purchaser’s elevations, floor plans, typical landscape plans, exterior color palettes for homes and other buildings, structures and improvements to be located on the Lots (“House Plans”) within 20 days following the Effective Date of this Contract. Seller will review the House Plans and Seller shall deliver notice to Purchaser of the Seller’s preliminary approval or disapproval of the House Plans within ten (10) business days after receipt of the House Plans, with such approval not to be unreasonably withheld, conditioned or delayed. If Seller fails to so notify Purchaser of preliminary approval or disapproval within such 10-business day period, the Purchaser shall provide Seller with written notice of the same and Seller shall notify Purchaser within three (3) business days of its approval of disapproval. If Seller fails to approve or disapprove within such 3-business day period, the House Plans shall be deemed preliminarily approved. In the event of disapproval, Purchaser shall revise and resubmit the House Plans to the Seller for reconsideration, addressing the matters disapproved by the Seller, and the procedure set forth above shall be repeated until the House Plans are approved by the Seller. Seller will use reasonable efforts to confirm that Purchaser’s House Plans, as approved by Seller, are compatible with the SDP Criteria. Upon County approval of the SDP, Seller will conduct a second review of the House Plans for compliance and compatibility with the SDP Criteria. If the House Plans do not materially comply with the County-approved SDP Criteria applicable to the Property, Seller will notify Purchaser. If Purchaser and Seller are unable to agree upon mutually acceptable revisions to the House Plans so that they comply with the SDP Criteria, then Purchaser may terminate this Contract, in which event the Deposit shall be promptly returned to Purchaser, Purchaser shall deliver to Seller all information and materials received by Purchaser from Seller pertaining to the Property and any non-confidential and non-proprietary information otherwise obtained by Purchaser pertaining to the Property, and thereafter the parties shall have no further rights or obligations under this Contract except those that expressly survive termination of this Contract. After Seller approves the Purchaser’s House Plans, and before Purchaser commences construction of homes on the Lots, Purchaser shall submit to Seller any material changes in the approved House Plans. Seller shall review the material changes for general consistency and compatibility with the standards and criteria set forth in the SDP Criteria and the Master Covenants and if Seller approves such changes, Seller shall notify Purchaser within ten (10) business days of its approval, not to be unreasonably withheld, conditioned or delayed.

(ii) Purchaser shall obtain Seller approval of House Plans before commencing construction on a Lot. Purchaser shall perform all construction, development and landscaping in accordance with the approved House Plans and in conformity with the Master Covenants and SDP Criteria and all other requirements, rules, regulations of any local jurisdictional authority. Purchaser and Seller acknowledge that the County will not conduct architectural review nor issue approval of Purchaser’s house plans, but rather requires the building permit applicant to comply with the SDP Criteria. Seller’s approval of Purchaser’s House Plans is only intended as a review for compatibility with other residential construction in the Development and the SDP Criteria and does not constitute a representation or warranty that Purchaser’s House Plans comply with SDP Criteria and Purchaser shall be responsible for confirming such compliance.

(e) Disclosures to Homebuyers. Purchaser shall include in each contract for the sale of any Home constructed by Purchaser in the Development all disclosures required by applicable laws, including, but not limited to the Special District Disclosure, Common Interest Community Disclosure, Mineral Disclosure and Source of Potable Water Disclosure, and any other disclosure that applicable laws require to be made to each homebuyer regarding expansive/low-density soils, radon and other matters (“Homebuyer Disclosures”). Purchaser shall furnish to Seller upon request a copy of Purchaser’s disclosures to homebuyers which includes the Homebuyer Disclosures.

13. Force Majeure. A delay in or failure to perform any obligations required of Seller or Purchaser under this Contract shall not constitute a default to the extent such delay or failure is caused by Force Majeure and all times for performance shall be extended by the number of days of Force Majeure. "Force Majeure" shall be limited to acts of God, war, terrorism, fire, flood, earthquake, hurricane, weather conditions, strike, delay or unavailability of labor or materials, delay or unavailability of utilities, delays in obtaining governmental approvals to the extent not caused by the party seeking approval, moratoria, injunctions, orders or directives of any court or governmental body, or other actions of third parties (but not including financial inability) which, despite the exercise of reasonable diligence, the party required to perform is unable to prevent, avoid or remove. Force Majeure does not apply to the failure of a party to make a payment when due and payable under the terms of this Contract.

14. Cooperation. Purchaser shall reasonably cooperate with and require its agents, employees, subcontractors and other representatives to cooperate with all other parties involved in construction within the Development, including, where applicable, the granting of a nonexclusive license to enter upon the Property conveyed to Purchaser. Purchaser shall execute any and all documentation reasonably required by Seller or the Authorities to effectuate any desired modification or change in connection with Seller’s activities in the Development including, without limitation, amendments or restatements of the Master Covenants, or any Final Plat; provided, however, Purchaser shall not be obligated to execute any such documentation if, in Purchaser’s reasonable judgment, it will materially adversely affect the fair market value of the Property or Purchaser’s ability to construct or to sell its proposed homes within the Property, or if in Purchaser’s reasonable judgment, it will materially increase the cost of such construction, interfere with or delay such construction.

15. Fees. Subject to the provisions of Sections 16 and 17 below:

(a) FHA/VA. Seller shall not be required to obtain any approvals pursuant to FHA, VA or other governmental programs relating to the Lots or the financing of improvements thereon.

(b) Utility Company Refunds. Any refunds from utility providers relating to construction deposits for the Property shall be the exclusive property of Seller. Purchaser shall cooperate with Seller in turning over any such funds and directing those funds to Seller.

16. Water and Sewer Taps; Fees; and District Matters.

(a) Rangeview Metropolitan District. The water and sewer service provider for the Lots is the Rangeview Metropolitan District (“Rangeview”) and Purchaser shall be required to purchase water and sewer taps for the Lots from Rangeview. During the Due Diligence Period, Purchaser shall negotiate in good faith to reach agreement with Rangeview on terms and provisions of a Tap Purchase Agreement (the "Tap Purchase Agreement") in which Rangeview agrees to sell to Purchaser, and Purchaser agrees to purchase from Rangeview, a water and sewer tap for each Lot in accordance with an agreed-upon purchase schedule, but in no event later than the issuance of a building permit for a Lot. If Rangeview and Purchaser agree upon a Tap Purchase Agreement before the expiration of the Due Diligence Period, they shall prepare and execute an amendment to this Contract to set forth and attach to this Contract the agreed-upon Tap Purchase Agreement and execute the Tap Purchase Agreement on or before the date of the First Closing. If Rangeview and Purchaser are unable to agree on a Tap Purchase Agreement before the expiration of the Due Diligence Period, the Initial Deposit shall be promptly returned to Purchaser, Purchaser shall deliver to Seller all information and materials received by Purchaser from Seller pertaining to the Property and any non-confidential and non-proprietary information otherwise obtained by Purchaser pertaining to the Property, and thereafter the parties shall have no further rights or obligations under this Contract except as otherwise provided in Section 24 below. The combined cost to purchase a water tap and sewer will be dependent on Lot size, house square footage, number of floors, driveway lanes, outdoor irrigated square footage, and xeriscape square footage. For example, based on Rangeview’s rates and charges as of the Effective Date, a 5,500 square foot lot with a 2,400 square foot house 2 story 2 car garage with 1,500 square feet of grass would have a computed water/sewer tap fee of $25,500.

(b) Sky Ranch Metropolitan District No. 1. The Property is included within the boundaries of the Sky Ranch Metropolitan District No. 1 (“District”). Persons affiliated with Seller have been elected or appointed to the board of directors (“Board”) of the District and Rangeview and serve in that capacity. Purchaser shall not qualify any persons affiliated with Purchaser as its representative to serve on the Board of the District or Rangeview and this prohibition shall survive the Closing and delivery of deeds hereunder until no person affiliated with Seller serves on the Board. The District has been formed for purposes that include, but are not limited to financing, owning, maintaining and/or managing certain tracts and infrastructure improvements (“District Improvements”) to serve the Development, including the Lots. Purchaser acknowledges that: (i) the construction of District Improvements shall be without compensation or reimbursement to Purchaser; and (ii) any reimbursements, credits, payments, or other amounts payable by the District or Rangeview on account of the construction of District Improvements or any other matters related thereto (“Metro District Payments”) shall remain the property of the Seller and shall not be conveyed to or otherwise be claimed by Purchaser. Upon request of Seller, the District or Rangeview, Purchaser will execute any and all documents that may be reasonably required to confirm Purchaser’s waiver of any right to Metro District Payments. The provisions of this Section are material in determining the Purchase Price, and the Purchase Price would have been higher but for the provisions of this Section. This Section shall survive Closing .

(c) Fees.

(i) Seller shall pay any and all of the following to the extent imposed by any Authority in connection with the Property conveyed to Purchaser: (i) any parks and recreation fees (including park dedication requirements and/or cash-in-lieu payments related to the Property as part of the platting thereof); (ii) drainage fees; and (iii) fees for payment-in-lieu of school land dedications.

(ii) Following Closing, Purchaser shall pay all costs and expenses for all water meter fees, sewer fees, connection fees, facility fees or assessments, PIF fees, building and other permit costs, and any other costs or fees that may be imposed by the District, Rangeview or any Authority relating to the construction, use or occupancy of the homes to be constructed on the Lots. Without limiting the foregoing, and except for the fees to be paid by Seller pursuant to Section 16(c)(i) above, Purchaser shall pay any and all of the following to the extent imposed in connection with the Property conveyed to Purchaser: (i) any infrastructure (facility) fee, including, without limitation, any transportation/road fee, which may be imposed either by the County, the District or other Authority; (ii) any impact fees and payment-in-lieu of land dedication fees imposed for roads or other facilities that are payable at issuance of a building permit for a home constructed on a Lot; and (iii) any excise fees.

(iii) As of the Effective Date, the District does not levy a system development fee (“SDF”) against property within the District. If the District at any time before a Closing adopts a SDF, then at the Closing the Purchaser shall pay the District’s SDF applicable to the Lots acquired at such Closing. In order to offset Purchaser’s payment of the District’s SDF for a Lot at a Closing, Purchaser shall receive a credit against the Purchase Price paid by Purchaser for such Lot at such Closing equal to the amount of the District’s SDF paid by Purchaser for the Lot. If representatives of Seller constitute a majority of the board of the District and the Seller controlled board adopts and levies any new SDF after a Closing, Seller shall pay such SDF levied against any Lot that has been acquired by Purchaser for so long as Purchaser owns such Lot.

(iv) The covenants set forth in this Section 16 shall survive each respective Closing and shall represent a continuing obligation until the complete satisfaction or payment thereof.

17. Reimbursements and Credits. Purchaser shall have no right to any reimbursements and/or cost-sharing agreements pursuant to any agreements entered into between Seller or any of Seller’s affiliates and third parties which may or may not affect the Property. In addition, Purchaser acknowledges that Seller, its affiliates or one (1) or more metropolitan district(s) have installed or may install certain infrastructure improvements ("Infrastructure Improvements") and/or donate, dedicate and/or convey certain rights, improvements and/or real property ("Dedications") to the County or other Authority which benefit all or any part of the Property, together with adjacent properties, and which entitle Seller or its affiliates and/or the Property or any part thereof to certain reimbursements by the County or other Authority or credits by the County or other Authority for open space fees, school impact fees, capital expansion fees, transportation/road fees, traffic impact fees and other governmental fees which would otherwise be required to be paid to the County or other governmental or quasi-governmental entity by the owner of the Property or any part thereof from time to time ("Governmental Fees"). In the event Purchaser is entitled to a credit or waiver of Governmental Fees by the County and/or other governmental or quasi-governmental entity as a result of the Infrastructure Improvements and/or Dedications, then, in such event, Purchaser shall pay to or reimburse Seller and/or its designated affiliates in an amount equal to such credited or waived Governmental Fees at the same time that the Governmental Fees would otherwise be payable by Purchaser or its assignees to the County or other Authority but for the construction of the Infrastructure Improvements and/or the Dedications by Seller, its affiliates and/or metropolitan district(s), excluding in all events the fees to be paid by Seller pursuant to Section 16(c)(i) above. In addition, Purchaser acknowledges that Seller or its affiliate(s) may have negotiated or may negotiate with the County or other Authority for reimbursements to Seller or its affiliates. Purchaser acknowledges that certain Governmental Fees which may be paid by Purchaser to the County or other Authority may be reimbursed to Seller and/or its affiliates pursuant to the terms of said agreement. The obligations and covenants set forth in this Section 17 shall survive the Closing of the purchase and sale of the Property and shall represent a continuing obligation of Purchaser until complete satisfaction thereof. Purchaser shall be released from the obligations in this Section 17 to the extent such obligations are assumed in writing by a subsequent owner of all or a portion of the Property and a copy of such written assumption is furnished to Seller. Each special warranty deed conveying the applicable portion of the Property at each Closing shall contain the foregoing reimbursement covenant.

18. Name and Logo ; Sales Activity.

(a) The name and logo of "Sky Ranch" are wholly owned by Seller. Purchaser agrees that it shall not use or allow the use of the name "Sky Ranch" or any logo, symbol or other words or phrases which are names or trademarks used or registered by Seller or any of its affiliates in any manner to name, designate, advertise, sell or develop the Property or in connection with the operation or business located or to be located upon the Property without the prior written consent of Seller, which consent may be withheld for any reason. Any consent to the use of such names or logos may be conditioned upon Purchaser entering into a license agreement with Seller, as applicable, at no additional cost to Purchaser. Notwithstanding the foregoing, however, Purchaser shall have a non-exclusive, royalty-free license for so long as Purchaser is building and selling homes in the Development, without the need for any further consent or approval by Seller, to use the name and logo of "Sky Ranch" in connection with the use, marketing, sales, development and operation of the Property, provided that Purchaser shall comply with any requirements that Seller promulgates with respect to such usage.

(b) Following Closing, Purchaser may conduct sales activities (a) from a sales trailer placed on the Development by Purchaser in a reasonable location approved by Seller, subject to relocation at Purchaser’s cost if necessary to accommodate ongoing development and sales activities, or (b) from any other site owned or leased by Purchaser.

19. Renderings. All renderings, plans or drawings of the Property or the Development locating landscaping, trees and any improvements are artists’ conceptions only and may not accurately reflect their actual location. Purchaser waives any claims based upon any inaccuracy in the location of such items as depicted on the renderings, plans or drawings.

20. Communications Improvements. Seller may, but is not obligated to, enter into an agreement with a service provider for the development and installation of Communication Improvements in all or any portion of the Development. “Communications Improvements” means any equipment, property and facilities, if used or useful in connection with the delivery, deployment, provision or modification of (a) broadband Internet access service; (b) monitoring service, for the benefit of governmental entities, quasi-governmental entities, or utilities, regarding the usage of electricity, gas, water and other resources; (c) video programming or content, including Internet protocol television (a/k/a “IPTV”) service; (d) voice over Internet protocol (a/k/a “VoIP”) service; (e) telecommunications services, including voice; (f) any other service or services delivered by means of the Internet or otherwise delivered by means of digital signals; and (g) any other service or services based on technology that is similar to or is a technological extension of any of the foregoing (“Service”). Communications Improvements do not include any equipment, facilities or property located or in the home of a person who receives services from the service provider, such as, but not limited to routers, wireless access points, in-house wiring, set-top boxes, game consoles, gateways and other equipment under the control of the owner or occupant of the home. Seller may grant to such service provider one or more permanent, non-exclusive, perpetual, assignable and recordable easements (collectively referred to as the “Easement”) to access and use the Property and other property within the Development, as necessary, appropriate or desirable, to lay, install, construct, reconstruct, modify, operate, maintain, repair, enhance, upgrade, regulate, remove, replace and otherwise use the Communications Improvements. So long as any such Easement does not materially interfere with Purchaser’s ability to construct its intended single family homes on the Lots, Purchaser shall not object to and shall cooperate with Seller in connection with the installation and operation of the Communications Improvements.

21. Soil Hauling. Purchaser shall be responsible for relocating from the Property all surplus soil generated during Purchaser's construction of structures on the Property. At the option of Seller in its sole discretion, the surplus soil shall be transported at Purchaser’s expense to a site designated by Seller within the Development, provided that Seller has designated and made such a site available to Purchaser at the time Purchaser is ready to transport surplus soils. If and to the extent that Seller establishes a stock pile site within the Development, Seller may modify any such stock pile locations from time to time in Seller’s discretion (but Purchaser shall not have any obligation to relocate any soil Purchaser previously delivered to the prior designated stock pile site). At Seller’s request, Purchaser shall supply copies of any reports or field assessments identifying the material characteristics of the excess soil prior to accepting such soil for fill purposes. Notwithstanding the foregoing, in the event that Seller does not establish a stock pile site or elects not to accept any surplus soils from Purchaser, then Purchaser shall, at its sole expense, find a purchaser or taker or otherwise transport and dispose of such surplus soil upon such terms as it shall desire, but such surplus soil must still be removed from the Property and may not be stockpiled on the Property or within the Development after construction has been completed.

22. Specially Designated Nationals and Blocked Persons List. Purchaser represents and warrants to Seller that Purchaser and all persons and entities owning (directly or indirectly) an ownership interest in Purchaser are currently in compliance with and shall at all times prior to the Closing of this transaction remain in compliance with the regulations of the Office of Foreign Assets Control ("OFAC") of the United States Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism), or other governmental action relating thereto. Seller represents and warrants to Purchaser that Seller and all persons and entities owning (directly or indirectly) an ownership interest in Seller are currently in compliance with and shall at all times prior to the Closing of this transaction remain in compliance with the regulations of the OFAC (including those named on OFAC’s Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism), or other governmental action relating thereto.

23. Assignment.

(a) Seller's Assignment. Seller may assign its rights and obligations under this Contract with respect to the Lots not yet Closed without the consent of, but with prior notice to, Purchaser: (i) to any entity that acquires all or substantially all of the Seller’ interests in such Lots which Seller reasonably believes has the financial ability and experience to perform Seller’s obligations under this Contract; or (ii) to an entity that controls, is controlled by, or under common control with, Seller.

(b) Purchaser's Assignment. The obligations of the Purchaser under this Contract are personal in nature, and neither this Contract nor any rights, interests, or obligations of Purchaser under this Contract may be transferred or assigned without the prior written consent of Seller, except that Purchaser may assign its rights or obligations under this Agreement, without the prior written consent of Seller, to (i) any affiliate of Purchaser, or (ii) any third-party from which Purchaser has a contractual right to acquire the Lots pursuant to an option agreement or similar arrangement with such third-party, but Purchaser shall not be released from any obligations hereunder.

24. Survival. All covenants and agreements of either party which are intended to be performed in whole or in part after any Closing or termination of this Contract, and all representations, warranties and indemnities by either party to the other under this Contract shall survive such Closing or termination of this Contract and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that Seller’s Representations pursuant to this Contract shall survive each respective Closing for a period of nine (9) months, and any action by Purchaser based on a breach of any of such Seller’s Representations must be brought within such nine (9) month period.

25. Condemnation. If a condemnation action is filed or either party receives written notice from any competent condemning authority of intent to condemn which directly affects any Lot or Lots which Purchaser has a right to purchase, either party may at its sole discretion by written notice to the other party within ten (10) days following receipt of such condemnation notice terminate this Contract as to the Lots subject to the condemnation action and receive a refund of a prorata portion of the Deposit with respect to those Lots only, and the parties shall have no further rights or obligations with respect to those Lots. If the right to terminate is not exercised by either party, this Contract shall remain in full force and effect with respect to the Lot in question and upon exercise of the right to purchase the Lot, the Closing shall proceed in accordance with the terms of this Contract. Any condemnation award shall be paid to the party who is the owner of the affected Lot at the time the award is determined by the condemning authority.

26. Brokers. Each Party does hereby represent that it has not engaged any broker, finder, or real estate agent in connection with the transactions contemplated by this Contract. Each party agrees to and does hereby indemnify and hold the other harmless from any and all fees, brokerage and other commissions or costs (including reasonable attorneys’ fees), liabilities, losses, damages or claims which may result from any broker, agent or finder, licensed or otherwise, claiming through, under or by reason of the conduct of either of them respectively in connection with the purchase of the Lots by Purchaser.

27. Default and Remedies. Time is of the essence hereof. If any amount received as a Deposit hereunder or any other payment due hereunder is not paid by Purchaser, honored or tendered when due and payable, or if each Closing is not consummated as required in accordance with this Contract, or if any other covenant, agreement, obligation or condition hereunder is not performed or waived as herein provided within five (5) days (or such longer period as required under this Contract) after the party failing to perform the same has received written notice of such failure, there shall be the following remedies:

(a) Purchaser’s Default. If Purchaser is in default under this Contract, Seller may terminate this Contract, in which event the Deposit shall be forfeited and retained on behalf of Seller, and both parties shall, except as otherwise provided herein, thereafter be released from all obligations hereunder. It is agreed that, except as otherwise provided in this subpart (a) and in subparts (c) and (d) below and except with respect to the indemnification by Purchaser in Sections 10, 12 and 26 above, such payments and things of value are LIQUIDATED DAMAGES and are SELLER’S SOLE AND ONLY REMEDY for Purchaser’s failure to perform the obligations of this Contract prior to the Closing. Except as otherwise provided in this Contract, Seller expressly waives the remedies of specific performance and additional damages with respect to a default by Purchaser. Notwithstanding the foregoing or any other contrary provision of this Contract, any and all provisions of this Contract pursuant to which Purchaser agrees to indemnify, hold harmless and defend Seller from and against any losses, costs, claims, causes of action or liabilities of any kind or nature, or pursuant to which Purchaser waives any rights or claims that it may have against Seller, shall survive any termination of this Contract, and shall be and remain fully enforceable against Purchaser in accordance with the terms of this Contract and applicable laws.

(b) Seller’s Default. If Seller is in default under this Contract, Purchaser may elect AS ITS SOLE AND EXCLUSIVE REMEDY either: (i) to treat this Contract as canceled, in which case the unapplied Deposit shall be returned to Purchaser, and Purchaser shall have the right to recover, as damages, all out-of-pocket expenses incurred by it in negotiating this Contract and in inspecting, analyzing or otherwise performing its rights and obligations pursuant to this Contract, but in no event will the amount of such damages exceed Fifty Thousand Dollars ($50,000.00); or (ii) Purchaser may elect to treat this Contract as being in full force and effect and Purchaser shall have a right to specific performance, provided that any such action for specific performance must be commenced within sixty (60) days after the expiration of the applicable notice and cure period provided herein, and, in the event specific performance is not available, than Purchaser may pursue the remedy set forth in clause (i) above. Seller shall not be liable for and Purchaser shall not be entitled to recover exemplary, punitive, special, indirect, consequential, lost profits or any other damages (except for recovery of out-of-pocket expenses as set forth in clause (i) above).

(c) Indemnity. Notwithstanding any contrary provision of this Contract, any and all provisions of this Contract pursuant to which a party agrees to indemnify, hold harmless and defend the other party from and against any losses, costs, claims, causes of action or liabilities of any kind or nature, or pursuant to which a party waives any rights or claims that it may have against the other party, shall survive any termination of this Contract, and shall be and remain fully enforceable against a party in accordance with the terms of this Contract and applicable laws.

(d) Award of Costs and Fees. Anything to the contrary herein notwithstanding, in the event of any litigation arising out of this Contract related to an action for specific performance brought by either party as permitted in accordance with the terms of this Contract, the court shall award the substantially prevailing party all reasonable costs and expenses, including attorneys’ fees, incurred by the substantially prevailing party in the litigation or other proceedings.

(e) Post-Closing Defaults. With respect to post-closing defaults, the parties agree that the non-defaulting party shall be entitled to exercise all remedies available at law or in equity, except that damages shall be limited to actual out-of-pocket costs and expenses incurred. The foregoing does not limit or control the remedies as are to be separately provided in the Lot Development Agreement.

28. General Provisions. The parties hereto further agree as follows:

(a) Time of the Essence. Time is of the essence under this Contract. In computing any period of time under this Contract, the date of the act or event from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included unless it is a Saturday, Sunday, or federal legal holiday, in which event the period shall run until the end of the next day which is not a Saturday, Sunday, or federal legal holiday.

(b) Governing Law. This Contract shall be governed by and construed in accordance with the laws of the State of Colorado.

(c) Severability. Should any provisions of this Contract or the application thereof, to any extent, be held invalid or unenforceable, the remainder of this Contract and the application thereof, other than those provisions which shall have been held invalid or unenforceable, shall not be affected thereby and shall continue in full force and effect and shall be enforceable to the fullest extent permitted at law or in equity.

(d) Entire Contract. This Contract embodies the entire agreement between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and agreements, whether written or oral.

(e) Exhibits. All schedules, exhibits and addenda attached to this Contract and referred to herein shall for all purposes be deemed to be incorporated in this Contract by this reference and made a part hereof.

(f) Further Acts. Each of the parties hereto covenants and agrees with the other, upon reasonable request from the other, from time to time, to execute and deliver such additional documents and instruments and to take such other actions as may be reasonably necessary to give effect to the provisions of this Contract.

(g) Compliance. The performance by the parties of their respective obligations provided for in this Contract shall comply with all applicable laws and the rules and regulations of all governmental agencies, municipal, county, state and federal, having jurisdiction in the premises.

(h) Amendment. This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written agreement executed by both parties.

(i) Authority. Each of the parties hereto represents to the other that each such party has full power and authority to execute, deliver and, subject to Purchaser obtaining AMC Approval, perform this Contract, that the individuals executing this Contract on behalf of said party are fully empowered and authorized to do so, that this Contract constitutes a valid and legally binding obligation of such party enforceable against such party in accordance with its terms, that such execution, delivery and performance will not contravene any legal or contractual restriction binding upon such party or any of its assets and that there is no legal action, proceeding or investigation of any kind now pending or to the knowledge of each such party threatened against or affecting such party or affecting the execution, delivery or performance of this Contract. Each of the parties hereto represents to the other that each such party is a duly organized, legal entity and is validly existing in good standing under the laws of the jurisdiction of its formation.

(j) Notices. All notices, statements, demands, requirements, or other communications and documents (collectively, "Communications") required or permitted to be given, served, or delivered by or to either party or any intended recipient under this Contract shall be in writing and shall be deemed to have been duly given (i) on the date and at the time of delivery if delivered personally to the party to whom notice is given at the address specified below; or (ii) on the date and at the time of delivery or refusal of acceptance of delivery if delivered or attempted to be delivered by an overnight courier service to the party to whom notice is given at the address specified below; or (iii) on the date of delivery or attempted delivery shown on the return receipt if mailed to the party to whom notice is to be given by first-class mail, sent by registered or certified mail, return receipt requested, postage prepaid and properly addressed as specified below; or (iv) on the date and at the time shown on the facsimile or electronic mail message if telecopied or sent electronically to the number or address specified below (provided, however, any notice of default to Purchaser may not be sent by electronic mail and must be sent by one of the other methods of delivery set forth above):

To Seller:              PCY Holdings, LLC
Attention: Mark Harding
34501 E. Quincy Ave.
Bldg. 34, Box 10
Watkins, Colorado 80137
Telephone: (303) 292-3456
Facsimile: (303) 292-3475
E-mail: mharding@purecyclewater.com

with a copy to:
Fox Rothschild LLP
1225 17th Street, Suite 2200
Denver, CO 80202
Attention: Rick Rubin, Esq.
Telephone: (303) 292-1200
Email: rrubin@foxrothschild.com

To Purchaser:        Linda Purdy
Richmond American Homes of Colorado, Inc.
4350 South Monaco Street
Denver, Colorado 80237
Telephone: (720)-977-3847
Facsimile.: (720) 977-4707
Email: linda.purdy@mdch.com

with a copy to:
M.D.C. Holdings, Inc.
4350 South Monaco Street
Denver, Colorado 80237
Attn: Drew Rippey
Telephone: (720) 977-3213
Telecopier No. (720) 482-8558
Email: Drew.Rippey@mdch.com

M.D.C. Holdings, Inc.
4350 S. Monaco Street
Denver, CO  80237
Attn: Linda Zimmerman Skultety
Senior Paralegal – Real Estate
Telephone:  720-977-3254
Fax:  303-488-4954
Email: Linda.Skultety@mdch.com

If to Title Company:

Land Title Guarantee Company
Attn: Tom Blake
3033 E. 1st Ave. #600
Denver, Colorado 80206
Fax#: 303-393-4959
Direct: 303-331-6237
Email: tblake@ltgc.com

(k) Place of Business. This Contract arises out of the transaction of business in the State of Colorado by the parties hereto.

(l) Counterparts; Facsimile Signature. This Contract may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one (1) and the same instrument, and either of the parties hereto may execute this Contract by signing any such counterpart.  This Contract may be executed and delivered by facsimile or by electronic mail in portable document format (.pdf) or similar means and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other party.

(m) Captions; Interpretation. The section captions and headings used in this Contract are inserted herein for convenience of reference only and shall not be deemed to define, limit or construe the provisions hereof. Purchaser and Seller acknowledge that each is a sophisticated builder or developer, as applicable, and that each has had an opportunity to review, comment upon and negotiate the provisions of this Contract, and thus the provisions of this Contract shall not be construed more favorably or strictly for or against either party. Purchaser and Seller each acknowledges having been advised, and having had the opportunity, to consult legal counsel in connection with this Contract and the transactions contemplated by this Contract.

(n) Number and Gender. When necessary for proper construction hereof, the singular of any word used herein shall include the plural, the plural shall include the singular and the use of any gender shall be applicable to all genders.

(o) Waiver. Any one (1) or more waivers of any covenant or condition by a party hereto shall not be construed as a waiver of a subsequent breach of the same covenant or condition nor a consent to or approval of any act requiring consent to or approval of any subsequent similar act.

(p) Binding Effect. Subject to the restrictions on assignment contained herein, this Contract shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(q) Recordation. Purchaser shall not cause or allow this Contract or any memorandum or other evidence thereof to be recorded in the County Records or become a public record without Seller’s prior written consent, which consent may be withheld at Seller’s sole discretion. If Purchaser records this Contract, then Purchaser shall be in default of its obligations under this Contract.

(r) No Beneficiaries. No third parties are intended to benefit by the covenants, agreements, representations, warranties or any other terms or conditions of this Contract.

(s) Relationship of Parties. Purchaser and Seller acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of single-family lots. Neither Purchaser nor Seller is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party.

(t) Interstate Land Sales Full Disclosure Act and Colorado Subdivision Developers Act Exemptions. It is acknowledged and agreed by the parties that the sale of the Property will be exempt from the provisions of the federal Interstate Land Sales Full Disclosure Act under the exemption applicable to sale or lease of property to any person who acquires such property for the purpose of engaging in the business of constructing residential, commercial or industrial buildings or for the purpose of resale of such property to persons engaged in such business. Purchaser hereby represents and warrants to Seller that it is acquiring the Property for such purposes. It is further acknowledged by the parties that the sale of the Property will be exempt under the provisions of the Colorado Subdivision Developers Act under the exemption applicable to transfers between developers. Purchaser represents and warrants to Seller that Purchaser is acquiring the Property for the purpose of participating as the owner of the Property in the development, promotion and sale of the Property and portions thereof.

(u) Special Taxing District Disclosure. In accordance with the provisions of C.R.S. §38-35.7-101(1), Seller provides the following disclosure to Purchaser: SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND TAX TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. PURCHASERS SHOULD INVESTIGATE THE SPECIAL TAXING DISTRICTS IN WHICH THE PROPERTY IS LOCATED BY CONTACTING THE COUNTY TREASURER, BY REVIEWING THE CERTIFICATE OF TAXES DUE FOR THE PROPERTY, AND BY OBTAINING FURTHER INFORMATION FROM THE BOARD OF COUNTY COMMISSIONERS, THE COUNTY CLERK AND RECORDER, OR THE COUNTY ASSESSOR.

(v) Common Interest Community Disclosure. In accordance with the provisions of C.R.S. §38-35.7-102(1), Seller provides the following disclosure to Purchaser: IF SELLER ELECTS TO FORM A HOMEOWNERS ASSOCIATION UNDER THE MASTER COVENANTS FOR THE DEVELOPMENT, THEN THE PROPERTY IS, OR WILL BE PRIOR TO EACH RESPECTIVE CLOSING, LOCATED WITHIN A COMMON INTEREST COMMUNITY AND IS, OR WILL BE PRIOR TO SUCH CLOSING, SUBJECT TO THE DECLARATION FOR SUCH COMMUNITY. THE OWNER OF THE PROPERTY WILL BE REQUIRED TO BE A MEMBER OF THE OWNER’S ASSOCIATION FOR THE COMMUNITY AND WILL BE SUBJECT TO THE BYLAWS AND RULES AND REGULATIONS OF THE ASSOCIATION. THE DECLARATION, BYLAWS, AND RULES AND REGULATIONS WILL IMPOSE FINANCIAL OBLIGATIONS UPON THE OWNER OF THE PROPERTY, INCLUDING AN OBLIGATION TO PAY ASSESSMENTS OF THE ASSOCIATION. IF THE OWNER DOES NOT PAY THESE ASSESSMENTS, THE ASSOCIATION COULD PLACE A LIEN ON THE PROPERTY AND POSSIBLY SELL IT TO PAY THE DEBT. THE DECLARATION, BYLAWS, AND RULES AND REGULATIONS OF THE COMMUNITY MAY PROHIBIT THE OWNER FROM MAKING CHANGES TO THE PROPERTY WITHOUT AN ARCHITECTURAL REVIEW BY THE ASSOCIATION (OR A COMMITTEE OF THE ASSOCIATION) AND THE APPROVAL OF THE ASSOCIATION. PURCHASERS OF PROPERTY WITHIN THE COMMON INTEREST COMMUNITY SHOULD INVESTIGATE THE FINANCIAL OBLIGATIONS OF MEMBERS OF THE ASSOCIATION. PURCHASERS SHOULD CAREFULLY READ THE DECLARATION FOR THE COMMUNITY AND THE BYLAWS AND RULES AND REGULATIONS OF THE ASSOCIATION.

(w) Source of Water Disclosure. In accordance with the provisions of C.R.S. §38-35.7-104, Seller provides the following disclosure to Purchaser:

THE SOURCE OF POTABLE WATER FOR THIS REAL ESTATE IS:

A WATER PROVIDER, WHICH CAN BE CONTACTED AS FOLLOWS:

NAME:
Rangeview Metropolitan District
ADDRESS:
c/o Special District Management Services, Inc.

141 Union Blvd., Suite 150

Lakewood, Colorado 80228
WEB SITE:
www.rangviewmetro.org
TELEPHONE:
303-987-0835

SOME WATER PROVIDERS RELY, TO VARYING DEGREES, ON NONRENEWABLE GROUND WATER. YOU MAY WISH TO CONTACT YOUR PROVIDER TO DETERMINE THE LONG-TERM SUFFICIENCY OF THE PROVIDER’S WATER SUPPLIES.

(x) STORM WATER POLLUTION PREVENTION PLAN. Seller has previously filed a Notice of Intent ("NOI") and/or prepared a Stormwater Pollution Prevention Plan ("SWPPP") to satisfy its stormwater obligations arising from its work on the Property. Seller covenants that prior to each Closing Date and until Closing of the Lots, Seller and/or its contractor shall comply with the SWPPP with respect to all of the Lots owned by Seller, and shall comply with all local, state and federal environmental obligations (including stormwater) associated with the development of the Lots. Seller shall indemnify and hold Purchaser harmless from all claims and causes of action arising from breach of the foregoing covenants of Seller to the extent there is an uncured notice of violation issued with respect to any Lot prior to conveyance of the Lot to Purchaser. From and after conveyance of Lots, and until such time as such Lots are subject to Purchaser’s SWPPP (as hereafter defined), Purchaser shall be solely responsible for complying with the SWPPP, maintaining all required best management practices (“BMPs”), and conducting and documenting all required inspections. Purchaser shall also comply with all local state and federal environmental obligations (including stormwater) associated with its ownership or development of the Lots conveyed to Purchaser by Seller. Such obligations include, without limitation, (i) complying with the SWPPP or the Purchaser’s SWPPP, as applicable, (ii) maintaining all required BMPs, and (iii) conducting and documenting all required inspections. Purchaser covenants and Seller acknowledges that, with respect to Lots acquired by Purchaser, Purchaser shall, within ten (10) days after conveyance of such Lots, at its sole cost and expense (subject to Seller’s prior written approval) submit its own notice of intent for a new stormwater pollution prevention plan (the “Purchaser’s SWPPP”). Subsequent to the applicable Closing Date, Purchaser shall comply with the Purchaser’s SWPPP with respect to all of the Lots then owned by Purchaser, and shall comply with all local, state and federal environmental obligations (including stormwater) associated with its ownership or development of all such Lots. Purchaser shall indemnify and hold Seller harmless from all third party claims and causes of action solely arising from breach of the foregoing covenants of Purchaser.

(y) Oil, Gas, Water and Mineral Disclosure. THE SURFACE ESTATE OF THE PROPERTY MAY BE OWNED SEPARATELY FROM THE UNDERLYING MINERAL ESTATE, AND TRANSFER OF THE SURFACE ESTATE MAY NOT NECESSARILY INCLUDE TRANSFER OF THE MINERAL ESTATE OR WATER RIGHTS.

THIRD PARTIES MAY OWN OR LEASE INTERESTS IN OIL, GAS, OTHER MINERALS, GEOTHERMAL ENERGY OR WATER ON OR UNDER THE SURFACE OF THE PROPERTY, WHICH INTERESTS MAY GIVE THEM RIGHTS TO ENTER AND USE THE SURFACE OF THE PROPERTY TO ACCESS THE MINERAL ESTATE, OIL, GAS OR WATER.

SURFACE USE AGREEMENT. THE USE OF THE SURFACE ESTATE OF THE PROPERTY TO ACCESS THE OIL, GAS OR MINERALS MAY BE GOVERNED BY A SURFACE USE AGREEMENT, A MEMORANDUM OR OTHER NOTICE OF WHICH MAY BE RECORDED WITH THE COUNTY CLERK AND RECORDER.

OIL AND GAS ACTIVITY. OIL AND GAS ACTIVITY THAT MAY OCCUR ON OR ADJACENT TO THE PROPERTY MAY INCLUDE, BUT IS NOT LIMITED TO, SURVEYING, DRILLING, WELL COMPLETION OPERATIONS, STORAGE, OIL AND GAS, OR PRODUCTION FACILITIES, PRODUCING WELLS, REWORKING OF CURRENT WELLS, AND GAS GATHERING AND PROCESSING FACILITIES.

ADDITIONAL INFORMATION. PURCHASER IS ENCOURAGED TO SEEK ADDITIONAL INFORMATION REGARDING OIL AND GAS ACTIVITY ON OR ADJACENT TO THE PROPERTY, INCLUDING DRILLING PERMIT APPLICATIONS. THIS INFORMATION MAY BE AVAILABLE FROM THE COLORADO OIL AND GAS CONSERVATION COMMISSION.

(z) Property Tax Disclosure Summary. PURCHASER SHOULD NOT RELY ON SELLER’S CURRENT PROPERTY TAXES AS THE AMOUNT OF PROPERTY TAXES THAT PURCHASER MAY BE OBLIGATED TO PAY IN THE YEAR SUBSEQUENT TO PURCHASE. A CHANGE IN OWNERSHIP OR PROPERTY IMPROVEMENTS TRIGGERS REASSESSMENTS OF THE PROPERTY THAT COULD RESULT IN HIGHER PROPERTY TAXES. IF PURCHASER HAS ANY QUESTIONS CONCERNING VALUATION, CONTACT THE COUNTY PROPERTY APPRAISER’S OFFICE FOR INFORMATION.

(aa) Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE PARTIES HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE PROVISIONS OF THIS CONTRACT.

(bb) Confidentiality.  Purchaser and Seller agree that, prior to each respective Closing, and thereafter if such Closing does not occur, all information relating to the Property that is the subject of such Closing, any reports, studies, data and summaries developed by Purchaser, and any information relating to the business of either party (together, the "Confidential Information") shall be kept confidential as provided in this section. Without the prior written consent of the other party, prior to the applicable Closing, the Confidential Information shall not be disclosed by Purchaser, Seller or their Representatives (as hereinafter defined) in any manner whatsoever, in whole or in part, except (1) to their Representatives who need to know the Confidential Information for the purpose of evaluating the Property and who are informed by Seller or Purchaser as applicable of the confidential nature thereof; (2) as may be necessary for Seller, Purchaser or their Representatives to comply with applicable laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements (including, without limitation, any applicable reporting requirements for publically traded companies); to comply with other requirements and requests of regulatory and supervisory authorities and self-regulatory organizations having jurisdiction over Seller, Purchaser or their Representatives; to comply with regulatory or judicial processes; or to satisfy reporting procedures and inquiries of credit rating agencies in accordance with customary practices of Seller, Purchaser or their affiliates; and (3) to lenders and investors for the transaction. As used herein, "Representatives" shall mean: Seller’s and Purchaser’s managers, members, directors, officers, employees, affiliates, investors, brokers, agents or other representatives, including, without limitation, attorneys, accountants, contractors, consultants, engineers, lenders, investors and financial advisors. Seller, at its election, may issue an oral or written press release or public disclosure of the existence or the terms of this Contract without the consent of the Purchaser. "Confidential Information" shall not be deemed to include any information or document which (I) is or becomes generally available to the public other than as a result of a disclosure by Seller, Purchaser or their Representatives in violation of this Contract, (II) becomes available from a source other than Seller, Purchaser or any affiliates of Seller or Purchaser or their agents or Representatives, or (III) is developed by Seller or Purchaser or their Representatives without reliance upon and independently of otherwise Confidential Information. In addition to any other remedies available to a party for breach of this Section, the non-breaching party shall have the right to seek equitable relief, including, without limitation, injunctive relief or specific performance, against the breaching party or its Representatives, in order to enforce the provisions of this section. The provisions of this section shall survive the termination of this Contract, or the applicable Closing, for one (1) year.

(cc) Survival. Obligations to be performed subsequent to a Closing shall survive each Closing.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Seller and Purchaser have executed this Contract effective as of the day and year first above written.

SELLER:
PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding Name: Mark Harding Title: President Date: June 23, 2017

PURCHASER:
RICHMOND AMERICAN HOMES OF COLORADO, INC. a Delaware corporation
By:	/s/ Linda M. Purdy
Name: Linda M. Purdy
Title: Vice President
Date: June 27, 2017

LIST OF EXHIBITS

EXHIBIT A:
CONCEPTUAL DEVELOPMENT PLAN AND LOTTING DIAGRAM

EXHIBIT B:                       RESERVATIONS AND COVENANTS

EXHIBIT C:                       FINISHED LOT IMPROVEMENTS

EXHIBIT D:                       OFFSITE INFRASTRUCTURE IMPROVEMENTS

EXHIBIT E:
FORM OF GENERAL ASSIGNMENT

EXHIBIT F:                        LOT DEVELOPMENT AGREEMENT

EXHIBIT G:                       FORM OF LETTER OF CREDIT

EXHIBIT A

CONCEPTUAL DEVELOPMENT PLAN AND LOTTING DIAGRAM

A-1

EXHIBIT B

RESERVATIONS AND COVENANTS

Reservation of Easements. For a period of twenty-five (25) years following the date hereof, Grantor expressly reserves unto itself, its successors and assigns, easements for construction of utilities and other facilities to support the development of the properties commonly known as "Sky Ranch," including but not limited to sanitary sewer, water lines, electric, cable, broad-band and telephone transmission, storm drainage and construction access easements across the Property allowing Grantor or its assignees the right to install and maintain sanitary sewer, water lines, cable television, broad-band, electric, and telephone utilities on the Property and on its adjacent property, and further, to accommodate storm drainage from its adjacent property. Such easements shall not allow above-grade surface installation of facilities and shall require the restoration of any surface damage or disturbance caused by the exercise of such easements, shall not be located within the building envelope of any Lot or otherwise interfere with the use of a Lot for construction of Grantee’s homes, shall not materially detract from the value, use or enjoyment of (i) the remaining portion of the Property on which such easements are to be located, or (ii) any adjoining property of Grantee, and shall not require any reduction in allowed density for the Property or reconfiguration of planned lots or the building envelope on a lot. If possible, such easements shall be located within the boundaries of existing easement areas. Grantor, at its sole expense, shall immediately restore the land and improvements thereon to their prior condition to the extent of any damage incurred due to Grantor’s utilization of the easements herein reserved.

Reservation of Minerals and Mineral Rights. To the extent owned by Grantor, Grantor herein expressly excepts and reserves unto itself, its successors and assigns, all right, title and interest in and to all minerals and mineral rights, including bonuses, rents, royalties, royalty interests and other benefits that may be payable as a result of any oil, gas, gravel, minerals or mineral rights on, in, under or that may be produced from the Property, including, but not limited to, all gravel, sand, oil, gas and other liquid hydrocarbon substances, casinghead gas, coal, carbon dioxide, helium, geothermal resources, and all other naturally occurring elements, compounds and substances, whether similar or dissimilar, organic or inorganic, metallic or non-metallic, in whatever form and whether occurring, found, extracted or removed in solid, liquid or gaseous state, or in combination, association or solution with other mineral or non-mineral substances, provided that Grantor expressly waives all rights to use or damage the surface of the Property to exercise the rights reserved in this paragraph and, without limiting such waiver, Grantor’s activities in extracting or otherwise dealing with the minerals and mineral rights shall not cause disturbance or subsidence of the surface of the Property or any improvements on the Property.

Reservation of Water and Water Rights. To the extent owned by Grantor, Grantor herein expressly excepts and reserves unto itself, its successors and assigns, all water and water rights, ditches and ditch rights, reservoirs and reservoir rights, streams and stream rights, water wells and well rights, whether tributary, non-tributary or not non-tributary, including, but not limited to, all right, title and interest under C.R.S. 37-90-137 on, underlying, appurtenant to or now or historically used on or in connection with the Property, whether appropriated, conditionally appropriated or unappropriated, and whether adjudicated or unadjudicated, including, without limitation, all State Engineer filings, well registration statements, well permits, decrees and pending water court applications, if any, and all water well equipment or other personalty or fixtures currently used for the supply, diversion, storage, treatment or distribution of water on or in connection with the Property, and all water and ditch stock relating thereto; provided that Grantor expressly waives all rights to use or damage the surface of the Property to exercise the rights reserved in this paragraph and, without limiting such waiver, Grantor’s activities in dealing with the water and water rights herein reserved shall not cause disturbance or subsidence of the surface of the Property or any improvements on the Property.

B-1

Reimbursements and Credits. Grantee shall have no right to any reimbursements and/or cost-sharing agreements pursuant to any agreements entered into between Grantor or any of Grantor’s affiliates and third parties which may or may not affect the Property. In addition, Grantee acknowledges that Grantor, its affiliates or one (1) or more metropolitan district(s) have installed or may install certain infrastructure improvements ("Infrastructure Improvements") and/or donate, dedicate and/or convey certain rights, improvements and/or real property ("Dedications") to Arapahoe County (“County”) or other governmental authority (“Authority”) which benefit all or any part of the Property, together with adjacent properties, and which entitle Grantor or its affiliates and/or the Property or any part thereof to certain reimbursements by the County or other Authority or credits by the County or other Authority for open space fees, school impact fees, capital expansion fees, transportation/road fees, traffic impact fees and other governmental fees which would otherwise be required to be paid to the County or other Authority by the owner of the Property or any part thereof from time to time ("Governmental Fees"). In the event Grantee is entitled to a credit or waiver of Governmental Fees by the County and/or other Authority as a result of the Infrastructure Improvements and/or Dedications, then, in such event, Grantee shall pay to or reimburse Grantor and/or its designated affiliates in an amount equal to such credited or waived Governmental Fees at the same time that the Governmental Fees would otherwise be payable by Grantee or its assignees to the County or other Authority but for the construction of the Infrastructure Improvements and/or the Dedications by Grantor, its affiliates and/or metropolitan district(s), but excluding (i) any parks and recreation fees (including park dedication requirements and/or cash-in-lieu payments related to the Property as part of the platting thereof); (ii) drainage fees; and (iii) fees for payment-in-lieu of school land dedications. In addition, Grantee acknowledges that Grantee or its affiliate(s) may have negotiated or may negotiate with the County or other Authority for reimbursements to Grantor or its affiliates. Grantee acknowledges that certain Governmental Fees which may be paid by Grantee to the County or other Authority may be reimbursed to Grantor and/or its affiliates pursuant to the terms of said agreement.

The obligations and covenants set forth herein shall be binding on Grantee, its successors and assigns, and any subsequent owners of the Property, except that homeowners shall have no obligation for any reimbursements provided herein.

B-2

EXHIBIT C

FINISHED LOT IMPROVEMENTS

1. "Finished Lot Improvements" means the following improvements on, to or with respect to the Lots or in public streets or tracts in the locations as required by all approving Authorities to obtain building permits for home improvements for the Lots, and substantially in accordance with the CDs:

(a) overlot grading together with corner pins for each Lot installed in place, graded to match the specified Lot drainage template within the CDs (but not any Overex) and any retaining walls required by CDs;

(b) water and sanitary sewer mains and other required installations in connection therewith identified in the CDs, valve boxes and meter pits, substantially in accordance with the CDs approved by the approving Authorities, together with appropriate markers;

(c) storm sewer mains, inlets and other associated storm drainage improvements pertaining to the Lots in the public streets as shown on the CDs;

(d) curb, gutter, asphalt, sidewalks, street striping, street signage, traffic signs, traffic signals (if any are required by the approving Authorities), and other street improvements, in the private and/or public streets as shown on the CDs; Seller will either have applied a final lift of asphalt or in Seller’s discretion posted sufficient financial guarantees as required by the County for the Lots to qualify for issuance of building permits in lieu of such final lift of asphalt, provided that Seller shall timely complete such final lift of asphalt so as not to delay issuance of certificates of occupancy for homes constructed by Purchaser;

(e) sanitary sewer service stubs if required by the Authorities, connected to the foregoing sanitary sewer mains, installed into each respective Lot (to a point beyond any utility easements), together with appropriate markers of the ends of such stubs, as shown on the CDs;

(f) water service stubs connected to the foregoing water mains installed into each Lot (to a point beyond any utility easements), together with appropriate markers of the ends of such stubs, as shown on the CDs;

(g) Lot fill in compliance with the geotechnical engineer’s recommendation, and with respect to any filled area or compacted area, provide from a Colorado licensed professional soils engineer a HUD Data Sheet 79G Certification (or equivalent) and a certification that the compaction and moisture content recommendations of the soils engineer were followed and that the grading of the respective Lots complies with the approved grading plans, with overlot grading completed in conformance with the approving Authorities approved grading plans within a +/- 0.2’ tolerance of the approved grading plans; however, the Finished Lot Improvements do not include any Overex as provided in Section 10(e) of this Contract;

(h) all storm water management facilities as shown in the CDs.

c-1

2. Dry Utilities. Electricity, natural gas, and telephone service will be installed by local utility companies. The installations may not be completed at the time of a Closing, and are not part of the Finish Lot Improvements; provided, however, that: (i) with respect to electric distribution lines and street lights, Seller will have signed an agreement with the electric utility service provider and paid all costs and fees for the installation of electric distribution lines and facilities to serve the Lots, and all sleeves necessary for electric, gas, telephone and/or cable television service to the Lots will be installed; (ii) with respect to gas distribution lines, Seller will have signed an agreement with the gas utility service provider and paid all costs and fees for the installation of gas distribution lines and facilities to serve the Lots; and (iii) Seller will seek to coordinate the activities of the utility service provider with development of the Property for the timely installation of such utilities. Seller will take commercially reasonable efforts to assist Purchaser in coordinating with these utility companies to provide final electric, gas, telephone and cable television service to the residences on the Lots, however, Purchaser must activate such services through an end user contract. Purchaser acknowledges that in some cases the telephone and cable companies may not have pulled the main line through the conduit if no closings of residences have occurred. Notwithstanding the foregoing, if dry utilities have not been installed upon substantial completion of the Finished Lot Improvements, Seller shall be obligated to have contracted for same and paid all costs and fees payable for such installation. Unless Seller has contracted for such installation and paid such costs before the Effective Date, Seller will give Purchaser notice when such contracts have been entered and such costs paid. With respect to any Finished Lot Improvements that are required by the subdivision improvement agreement applicable to the Lots but which are not addressed as part of the Finished Lot Improvements, and any other improvements which are not required for the issuance of building permits but which are required by the Authorities so that dwellings and other improvements constructed by Purchaser on the Lots are eligible for the issuance of certificates of occupancy for homes, Seller shall complete such other improvements, to the extent required by the County, so as not to delay the issuance of certificates of occupancy for residences constructed by Purchaser on the Lots.

3. Offsite Infrastructure. The Finished Lot Improvements do not include (a) the Offsite Infrastructure, which is addressed separately in Section 5 of the Agreement, but it does include such other offsite improvements as are necessary to obtain certificates of occupancy for homes constructed on the Lots, provided that as aforesaid Seller shall only be obligated to complete such improvements within a timeframe so as not to delay issuance of such certificates of occupancy, or (b) common area landscaping which will be installed when required by the County or other applicable Authority so as not to delay the issuance of building permits or certificates of occupancy for residences constructed by Purchaser on the Lots, but (subject to the foregoing requirements of this section 3(b)) such landscaping will be installed with respect to each Takedown not later than 6 months after the issuance of the first certificate of occupancy in such Takedown.

4. Tree Lawns/Sidewalks. Notwithstanding anything in this Contract to the contrary, Seller shall have no obligation to construct, install, maintain or pay for the maintenance, construction and installation of (i) any landscaping or irrigation for such landscaping behind the curb on any Lot that is to be maintained by the owner of such lot (collectively, “Tree Lawns”), but Seller shall be responsible for constructing and installing the detached sidewalks and ramps (collectively, “Sidewalks”) that are located immediately adjacent to any Lot or on a tract as required by the approved CDs, County, or any other Authority and/or applicable laws as provided in this Contract. Purchaser shall be responsible for installing any other lead walks, pathways, and driveways and any other flatwork on the Lots. Purchaser shall install all Tree Lawns on or adjacent to the Lots in accordance with all applicable CDs, requirements, regulations, laws, development codes and building codes of all Authorities.

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5. Warranty.

(a) Government Warranty Period. The Authorities require warranty periods (each a “Government Warranty Period”) after the final completion that is applicable to those Finished Lots Improvements that are dedicated to or owned, and accepted for maintenance by the Authorities (the “Public Improvements”). In the event defects in the Public Improvements to which a governmental warranty (each a “Governmental Warranty”) applies become apparent during the applicable Government Warranty Period, then Seller shall coordinate the repairs with the applicable Authorities and cause the service provider(s) who performed the work or supplied the materials in which the defect(s) appear to complete such repairs or, if such service providers fail to correct such defects, otherwise cause such defects to be repaired to the satisfaction of the Authorities. Any costs and expenses incurred pursuant to a Government Warranty in connection with any repairs or warranty work performed during the Government Warranty Period (including, but not limited to, any costs or expenses incurred to enforce any warranties against any service providers) shall be borne by Seller, unless such defect was caused by Purchaser or its contractors, subcontractors, employees, or agents, in which event Purchaser shall pay all such costs and expenses to the extent such defect was caused by Purchaser or its contractors, subcontractors, employees, or agents.

(b) Non-Government Warranty Period. Seller warrants (“Non-Government Warranty”) to Purchaser that each Finished Lot Improvement, other than the Public Improvements, shall have been constructed in accordance with the CDs for one (1) year from the date of Final Completion of the Improvement (the “Non-Government Warranty Period”). If Purchaser delivers written notice to Seller of breach of the Non-Government Warranty during the Non-Government Warranty Period, then Seller shall coordinate the corrections with Purchaser and cause the service provider(s) who performed the work or supplied the materials in which the breach of Non-Government Warranty appears to complete such corrections or, if such service providers fail to make such corrections, otherwise cause such corrections to be made to the reasonable satisfaction of Purchaser. Any costs and expenses incurred in connection with a breach of the Non-Government Warranty shall be borne by Seller (including, but not limited to, any costs or expenses incurred to enforce any warranties against service providers), unless such breach was caused by Purchaser or its contractors, subcontractors, employees, or agents, in which event Purchaser shall pay all such costs and expenses to the extent the breach was caused by Purchaser or its contractors, subcontractors, employees, or agents.

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(c) EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 5, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND TO PURCHASER IN RELATION TO THE FINISHED LOT IMPROVEMENTS, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF HABITABILITY, MERCHANTABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE, AND EXPRESSLY DISCLAIMS ALL OF THE SAME AND SHALL HAVE NO OBLIGATION TO REPAIR OR CORRECT AND SHALL HAVE NO LIABILITY OR RESPONSIBILITY WITH RESPECT TO ANY DEFECT IN IMPROVEMENTS FOR WHICH NO CLAIM IS ASSERTED DURING THE APPLICABLE WARRANTY PERIOD OR AS OTHERWISE PROVIDED BY LAW.

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EXHIBIT D

OFFSITE INFRASTRUCTURE IMPROVEMENTS

OFF-SITE INFRASTRUCTURE OVERVIEW

COMMUNITY TRAIL
DETENTION AREA
NEIGHBORHOOD PARK
WATER TREATMENT (NOT A PART)
CULVERT TRAIL CROSSING
MONUMENT/ ENHANCED ENTRY
DETENTION AREA
TO FUTURE REGIONAL TRAIL
(NOT A PART)
COMMUNITY TRAIL
MONUMENT/ ENHANCED ENTRY
LEGEND
DRAINAGE / STORMWATER DTENTION
MONAGHAN ROAD / CULVERT
WASTE WATER FACILITY
• REUSE TRANSMISSION LINE
WHOLESALE WATER FACILITIES
• WHOLESALE TRANSMISSION LINE
• 1 MILLION GALLON STORAGE TANK
• PUMP STATION / TREATMENT PLANT

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EXHIBIT E

FORM OF GENERAL ASSIGNMENT

GENERAL ASSIGNMENT

Reference is hereby made to that certain Purchase and Sale Agreement dated as of _______________, 201__ (the "Agreement"), pursuant to which PCY Holdings, LLC, a Colorado limited liability company ("Seller"), has agreed to sell to Richmond American Homes of Colorado, Inc., a Delaware corporation ("Purchaser"), the Property as described in the Agreement.

For good and valuable consideration, the receipt of which is hereby acknowledged, Seller hereby assigns and transfers to Purchaser on a non-exclusive basis, Seller's right, title and interest in the following as the same relate solely to the Property, and to the extent the same are assignable: (i) all subdivision agreements, development agreements, and entitlements; (ii) all construction plans and specifications; (iii) all construction warranties; and (iv) all development rights benefiting the Property.

SELLER:

PCY HOLDINGS, LLC,
a Colorado limited liability company

By:
Name: ____________________________
Title: _____________________________
Date:

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EXHIBIT F

LOT DEVELOPMENT AGREEMENT
Sky Ranch
(Richmond)

THIS LOT DEVELOPMENT AGREEMENT (this “LDA”) is made as of the ___ day of _________, 20____ (the “Effective Date”), by and between PCY Holdings, LLC, a Colorado limited liability company (“Developer”), and Richmond American Homes of Colorado, Inc., a Delaware corporation (“Builder,”). Developer and Builder are sometimes individually referred to as a “Party” and collectively referred to as the “Parties.”

RECITALS

A.
Developer, owns certain real property located in Arapahoe County (the “County”), Colorado which Developer is developing as part of the Sky Ranch master planned residential community (“Development”). The preliminary concept map for Phase A of the Development (“Concept Plan”) is depicted on Exhibit A attached hereto (the “Property”). The Development is being subdivided in several subdivision filings and developed in phases. The Builder Lots in each phase are generally depicted on the Concept Plan.

B.
Concurrently with the execution of this LDA, pursuant to the terms of a separate Contract for Purchase and Sale of Real Estate by and between Developer, as seller, and Builder, as purchaser, as amended (the “Contract”), Builder is acquiring from Developer a portion of the Property consisting of approximately 100 single family residential building lots, and will be acquiring an additional 90 lots within the Property (collectively, the “Builder Lots”) pursuant to the Contract at a closing that will occur subsequent to the execution of this LDA. The number and location of the Builder Lots to be acquired by Builder under the terms of the Contract, the number and location of the Takedown 1 Lots and the Takedown 2 Lots and the development phasing for the Builder Lots consisting of four phases are generally depicted on the Concept Plan attached as Exhibit A.

C.
Pursuant to the Contract, Developer has agreed to construct or cause to be constructed the Improvements, as hereinafter defined. The “Improvements” are those infrastructure improvements described in the plans and specifications identified in Exhibit B attached hereto as Developer causes such plans to be finalized and approved by the applicable Approving Authorities (“Plans”). At such time as the Plan have been so approved, Exhibit B will be replaced by a new list of the final approved Plans by amendment to this Agreement (“Revised Exhibit B”). The Improvements do not include any Offsite Infrastructure Improvements that are being funded by Seller pursuant to the Offsite Infrastructure Escrow Agreement, as defined in the Contract.

D.
As required by the terms of the Contract, Builder has agreed (i) to pay the Initial Purchase Price (as defined in the Contracts) for the Builder Lots that the Builder acquires at a Closing; and (ii) pay that portion of the Purchase Price for the Builder Lots defined as the Deferred Purchase Price (as defined in the Contract) in accordance with the terms and provisions of this LDA as the Improvements are completed and as more particularly set forth herein.

E.
The Parties now desire to enter into this LDA in order to set forth the terms and conditions under which the Improvements will be constructed by Developer and provide for the payment of the Improvements, together with such other matters as are set forth hereinafter.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Developer and Builder agree as follows:
1. Incorporation of Recitals; Definitions. The Parties hereby acknowledge and agree to the Recitals set forth above, which are incorporated herein by this reference. Unless otherwise defined herein, all capitalized terms used in this LDA and not defined in this LDA shall have the same meaning as set forth in the Contract.

2. Definitions. Unless otherwise defined herein, all capitalized terms used in this LDA and not defined in this LDA shall have the same meaning as set forth in the Contract.

3. Responsibilities of Developer and Builder.

3.1 Generally. Developer shall construct, or cause to be constructed, the Improvements in the manner set forth hereinafter. Developer shall coordinate, administer and oversee (a) the preparation and filing of all applications, filings, submittals, plans and specifications, budgets, timetables and other documents pertaining to construction and installation of the Improvements and (b) the construction and installation of the Improvements. Developer will engage or cause to be engaged consultants, contractors and subcontractors who will be responsible for the construction of the Improvements and suppliers who will be responsible for supplying labor, materials, equipment, services and other work in connection with the construction of the Improvements (“Service Provider(s)”), pursuant to the Construction Contracts (as hereinafter defined).

3.2 Comply with Legal Requirements. Developer will comply with all terms and conditions of applicable law in performing their obligations under this LDA. Developer will provide to each Builder copies of all notices filed by the Developer with the County, and all other applicable governmental or quasi-governmental entities or agencies (the “Approving Authorities”) related to the Improvements and shall, within five (5) business days of receipt thereof, provide notice to each Builder (together with copies of all notices received by Developer) of any notice received by Developer alleging any failure to comply with any applicable laws, ordinances, rules, regulations, or lawful orders of public authorities bearing on the construction of the Improvements.

3.3 Bonds and Assurances. Developer, as part of the Costs, shall provide to all applicable Approving Authorities any bonds, assurance agreements, or other financial assurances required with respect to the construction of the Improvements. Developer shall, as part of the Costs, provide to all Approving Authorities all warranties, bonds and other financial assurances required to obtain permits for, and the preliminary and final acceptance and approval of, the Improvements. Builder shall take all commercially reasonable actions and execute all documents reasonably requested by Developer in its efforts to obtain releases of all such warranties, bonds, and other financial assurances upon final acceptance of the Improvements by the Approving Authorities.

3.4 Taxes, Fees and Permits. Developer or the Service Providers shall pay all applicable sales, use, and other similar taxes pertaining to the construction of the Improvements, and shall secure and pay for all approvals, easements, assessments, charges, permits and governmental fees, licenses and inspections necessary for proper construction and completion of the Improvements, subject to the terms of the Contract and except as provided otherwise in this LDA. Developer and the Service Providers shall not defer the payment of any use taxes pertaining to the Improvements except as may be authorized under law or agreement with the applicable taxing authorities.

3.5 Dedications. Developer and each Builder upon whose property the Improvements are located shall timely make all conveyances and dedications of the Improvements as to any Improvements owned by such Party if and as required by the Approving Authorities, free and clear of all liens and encumbrances.

3.6 Indemnity. Developer shall indemnify, defend and hold harmless the Builder and its owners, employees, members, managers, directors, officers, agents, affiliates, successors and assigns (each a “Builder Indemnitee” and collectively, the “Builder Indemnitees”) for, from and against all claims, demands, liabilities, losses, damages (exclusive of special, consequential, punitive, consequential and lost profits damages), costs and expenses, including but not limited to court costs and reasonable attorneys’ fees, arising out of (a) Off-Lot Soils Conditions, or (b) material damage caused by Developer’s negligence or willful misconduct in the performance of the construction of the Improvements. Notwithstanding the foregoing, Developer shall not be obligated under this LDA to indemnify the Builder Indemnitees to the extent such liabilities result from the negligence or willful misconduct of any Builder Indemnitee. Builder shall indemnify, defend and hold harmless Developer and its respective owners, affiliates, employees, members, managers, directors, officers, agents, successors and assigns (each an “Developer Indemnitee” and collectively, the “Developer Indemnitees”) for, from and against all claims, demands, liabilities, losses, damages, costs and expenses, including but not limited to court costs and reasonable attorneys’ fees, arising out of or relating to (a) On-Lot Soils Conditions, (b) Builder’s development, construction, use, ownership, management, marketing or sale activities associated with the initial home construction on the Lots (including, without limitation, land development, grading, excavation, trenching, soils compaction and construction on the Lots performed by or on behalf of Builder); (c) Intentionally Deleted; (d) any change subsequent to the Effective Date in the Entitlements to the extent that the change was caused, requested or made by Builder or the design of any residences (“Homes”) constructed on the Builder Lots other than claims arising out of Developer’s negligence or willful misconduct in the performance of Developer’s obligations under this LDA; or (e) homeowner claims asserting or relating to any implied warranty of habitability, merchantability, or fitness for any particular purpose in connection with Builder’s construction of one or more Homes on the Builder Lots. Notwithstanding the foregoing, Builder shall not, as to any Builder Lot, be obligated under this LDA to indemnify, defend or hold harmless Developer Indemnitees from claims arising out of development, construction, use, ownership, management, marketing or sales activities associated with the initial construction of homes on Builder Lots which occurs after Builder conveys such Builder Lot if such successor is reasonably approved by Developer and gives Developer a substitute indemnity that is equivalent to the indemnity provided by the Builder under this Section 3.6 and such successor is financially sound as reasonably determined by Developer. Developer covenants with Builder that Developer has and will include geologic, soils and groundwater provisions in the indemnities Developer obtains from other builders within the Development that are at least as protective of Developer as those provided in Sections 3.6 and 4.7 of this Agreement.  Obligations under this Section shall survive the termination or expiration of this LDA.

3.7 Insurance. Developer shall procure and maintain, and shall cause the Service Providers to procure and maintain, the insurance described in Exhibit C attached hereto during the construction of the Improvements and any warranty work performed on the Improvements.

3.8 Independent Contractor. Developer is an independent contractor and neither Developer nor its employees are entitled to worker’s compensation benefits or unemployment insurance benefits through any Builder as a result of performing under the LDA. The Developer is responsible for and obligated to pay all assessable federal and state income tax on amounts earned or paid under this LDA.

4. Construction of Improvements.

4.1 Plans and Specifications. Developer shall (i) diligently finalize, process and obtain approval of the Plans for the Improvements from the applicable Approving Authorities to the extent required by such entities, and (ii) apply to the utility service provider for the preparation of dry utility plans (“Utility Plans”). Upon receipt of the approved Plans for the Improvements and the Utility Plans for the dry utilities from the utility service provider, Developer will furnish a copy of such Utility Plans to the Builder. After replacement of Exhibit B by the Revised Exhibit B, if Developer elects to amend the Plans in a manner that will result in a Material Change (defined below), then Developer shall provide written notice of the Material Change (a “Notice of Material Change”) to Builder if the Builder Lots are affected by the change. The Notice of Material Change shall describe the modification to the Plans requested by Developer. Builder shall have five (5) business days after receipt of the Notice of Material Change to provide written notice to the Developer if it objects to the proposed Material Change (a “Notice of Material Change Objection”), which shall describe revisions to the Material Change that would render it acceptable to Builder. If Builder fails to give a timely Notice of Material Change Objection to Developer, the Material Change shall be deemed approved by Builder. If Developer performs any Material Change without first providing Builder with a Notice of Material Change, or after Receiving a Notice of Material Change Objection, which objection has not been resolved in accordance with the following provisions, then Developer shall assume responsibility for the cost of correcting any such change, as well as the time impacts for making such correction. Within five (5) business days after delivery to Developer of a Notice of Material Change Objection, said Developer and the Builder shall meet to approve or reject the Material Change. If Developer and Builder cannot reach an acceptable resolution regarding the Notice of Material Change Objection, the dispute shall be resolved pursuant to the arbitration provision set forth in Section 7 below. For purposes of this Section 4.1, a “Material Change” shall consist only of the following changes to the approved Plans for the Improvements to be installed for the benefit of the Property which have previously been approved by the applicable Approving Authorities:

4.1.1 Reduction of the total number of Builder Lots available for the construction of residences by more than 10%.

4.1.2 With respect to those certain Lots identified in Exhibit H attached hereto and incorporated herein by this reference, material adverse impact on the ability to serve basements with nine (9) foot foundation wall heights with gravity flow sanitary sewer service on the Builder Lots.

4.1.3 Changes greater than one half (1/2) of one (1) foot to the proposed finish grade elevation for any of the Builder Lots.

4.2 Construction Standard. Developer shall cause the applicable Improvements to be constructed in accordance with the Construction Standard and shall obtain preliminary and final acceptance thereof by all Approving Authorities. As used herein, the term “Construction Standard” means construction and installation of the Improvements in a good, workmanlike and lien-free manner and in substantial conformity with the Plans (as may be modified pursuant to the terms hereof), the applicable requirements of the Approving Authorities, and the “Finished Lot Standard” set forth on Exhibit D attached hereto. The Construction Standard does not include any so-called “over excavation” or comparable preparation or mitigation of the soil (hereinafter defined as the “Overex”) on the Builder Lots and Builder has sole responsibility with respect to any Overex that the Builder determines to undertake on the Builder Lots. The terms and provision of Section 10(e) (Over Excavation) of the Contract are hereby incorporated herein by this reference. The Parties shall reasonably cooperate in coordinating the Builder’s completion of the Overex so that the Overex can be properly sequenced with Developer’s completion of the Improvements. In no event shall Developer be liable to Builder for any delay, costs or damages incurred with respect to such Overex, even if caused by any delay in installation of Improvements sequenced ahead of the Overex, and all timeframes shall be deemed extended appropriately in the event of any delay in completing such Overex in accordance with the Construction Schedule (as hereinafter defined).

4.3 Construction Contracts for Work. Developer and contractors of Developer shall contract for all of the work and materials comprising the applicable Improvements. Developer shall have the right to bid, pursue, negotiate, agree to and execute contracts and agreements with Service Providers for the work and materials comprising the Improvements (each a “Construction Contract” and collectively, the “Construction Contracts”), based upon forms that Developer deems necessary or appropriate in its commercially reasonable discretion; provided, however, that Developer shall deliver written notice to Builder after it shall enter into any Construction Contract, which notice shall identify the Service Provider(s). Developer shall attempt to cause each Construction Contract, in addition to other matters, to (i) allow for the automatic assignment, without need for further action, of all of Developer’s rights (including, without limitation, the warranty and indemnity provisions thereof) to Builder on a non-exclusive basis in the event of replacement of Developer pursuant to the terms of this LDA, and identify Builder as an intended third-party beneficiaries of the Construction Contract, (ii) require the Service Provider to name the Builder as additional insureds on all required insurance maintained by the Service Provider for a period expiring not sooner than final acceptance of the Improvements by the applicable Approving Authority for which such Service Provider furnished materials or work, (iii) require the Service Providers to provide a warranty on materials and labor supplied by such Service Provider for a period coterminous with the warranty period required by the applicable Approving Authorities for Improvements to be dedicated to an Approving Authority, but in no event less than one (1) year for any Improvement, (iv) require the Service Provider to perform its work in accordance with the Construction Standard, (v) require the Service Provider to indemnify, defend, and hold harmless Developer from all claims and causes of action arising from the negligent acts or omissions or intentional misconduct of the Service Provider or its employees or agents, (vi) permit retainage in an amount of at least five percent (5%) of the amounts payable to the Service Provider, until the work to be completed pursuant to such contract has been substantially completed and, if applicable, granted initial acceptance by the applicable Approving Authority; (vii) provide the Developer the right, but not the obligation, to pay subcontractors and suppliers of the Service Provider directly or by joint check, and (viii) provide for no limitation on remedies against the Service Provider for a default except the prohibition of recovery of punitive damages. Upon receipt of written request from Builder, Developer shall deliver a copy of each Construction Contract to such Builder.

4.4 Commencement and Completion Dates. Developer shall cause construction of the Improvements to be commenced and completed as follows:

4.4.1 Commencement; Construction Schedule; Completion. The Improvements will be completed in phases consisting of two phases with respect to the Takedown 1 Lots and two subsequent phases with respect to the Takedown 2 Lots for a total of four phases (each a “Phase”). Developer shall commence and complete each component of the Improvements in each Phase in accordance with the construction schedule set forth on Exhibit E attached hereto (the “Construction Schedule”), and cause Substantial Completion of the Improvements in each Phase to occur on or before the applicable deadline therefor as set forth in the Construction Schedule (the “Substantial Completion Deadline”); provided, however, subject to Section 4.4.2 below. The Construction Schedule will provide for the first Phase (“Phase 1”) to be substantially completed ten (10) months after the First Closing, with the second Phase (“Phase 2”) to be substantially completed nine (9) months after substantial completion of Phase 1, with the third Phase (“Phase 3”) to be substantially completed nine (9) months after the Second Closing and the fourth Phase (“Phase 4”) to be substantially completed nine (9) months after substantial completion of Phase 3, all subject to Section 4.4.2 below. Developer may cause Improvements to be constructed and installed as Developer deems necessary, in the Developer’s commercially reasonable discretion, to coordinate such Improvements with the development of portions of the Development other than the Property; or cause Improvements to be constructed and installed in accordance with scheduling requirements of the County and other Approving Authorities. Notwithstanding anything to the contrary, the Developer shall have no obligation to install landscaping during the months of October through April.

4.4.2 Force Majeure. Notwithstanding any contrary provision of this LDA, the completion dates and all interim milestones (if any) set forth on the Construction Schedule, the Substantial Completion Deadline, and the time for performance of Developer’s other obligations under the Construction Schedule or this LDA shall be extended by a period of time equal to any period that such performance or progress in construction of the Improvements is delayed due to any Dispute, as defined below, acts or failure to act of any Approving Authority, strike, riot, act of war, act of terrorism, act of violence, weather, act of God, or any other act, occurrence or non-occurrence beyond Developer’s reasonable control (each, an “Uncontrollable Event”).

4.5 Substantial Completion.

4.5.1 Definition of Substantial Completion. “Substantial Completion” of the Improvements (or applicable component thereof) shall be deemed to have occurred when all of the following have occurred with respect to the Improvements (or applicable component thereof):

(a) Subject to Section 4.5.1(c) below, Developer has substantially completed or corrected all punchlist items provided by the Approving Authorities and the Builders affecting the Improvements (or applicable component thereof) in accordance with Section 4.5.2 below so that Builder is not precluded from obtaining from the Approving Authorities building permits for houses constructed, or to be constructed (or certificates of occupancy therefor), on any Builder Lots solely as a result of such punchlist items (or applicable component thereof) not being complete, and Developer has obtained lien releases reasonably acceptable to Builder from all contractors performing work related to the Improvements;

(b) Subject to Section 4.5.1(c) below, the Improvements (or applicable component thereof) have been installed pursuant to the Construction Standard and shall be substantially complete so that Builder is not precluded from obtaining from the Approving Authorities building permits for houses constructed, or to be constructed (or certificates of occupancy therefor), on any Builder Lots solely as a result of such Improvements (or applicable component thereof) not being complete;

(c) Any Improvements (or applicable component thereof) that are intended to be dedicated to or accepted by an Approving Authority shall have been inspected and preliminarily accepted by the applicable Approving Authority (subject to the Government Warranty Period (as defined below)); except that those Improvements that are (x) to be phased, if any, as set forth in the Entitlements, or (y) not necessary or required by the Approving Authority to occur prior to issuance of a building permit or certificate of occupancy for Homes on the Lots, (collectively, the “Additional Improvements”), will not be required to achieve Substantial Completion, but Developer shall nevertheless be required to complete construction and obtain acceptance of such Additional Improvements by the applicable Approving Authority after Substantial Completion at such time as is required by the applicable Approving Authorities and so that Builder is not precluded from obtaining from the Approving Authorities building permits or certificate of occupancy for houses constructed, or to be constructed, on any Builder Lots solely as a result of such Additional Improvements (or applicable component thereof) not being complete.

(d) No mechanics’ or materialmen’s liens shall have then been filed against any of the Builder Lots with respect to the Improvements and lien waivers have been obtained from the Service Providers that constructed the Improvements (or applicable portion thereof), or the Developer has obtained a bond to insure over any such mechanics’ or materialmen’s liens.

(e) With respect to any Improvements that are required by the Construction Standard or that are required by the subdivision improvement agreement applicable to the Builder Lots but which are not addressed as part of the Construction Standard or the Finished Lot Standard, and any other Improvements which are not required for the issuance of building permits but which are required by the Approving Authorities so that Homes and other improvements constructed by Builder on the Builder Lots are eligible for the issuance of certificates of occupancy for homes, the Developer shall complete or cause the completion of such other Improvements, to the extent required by the Approving Authorities, so as not to delay the issuance of certificates of occupancy for Homes constructed by Builder on the Builder Lots.

4.5.2 Inspection.

(a) Notice to Builder. Developer shall notify Builder in writing when Substantial Completion of the Improvements (or applicable component thereof) on the Builder Lots has been achieved, except for minor punch-list work which does not affect the ability to obtain building permits or certificates of occupancy, as applicable, for Homes on the Lots, and the date(s) and time(s) the Approving Authorities will inspect such Improvements (or applicable component thereof). Within ten (10) days after receipt by Builder of such notice from the Developer, Developer and Builder shall jointly inspect the Improvements (or applicable component thereof) on the Builder Lots and produce a punchlist (“Builder Punchlist”). The Builder Punchlist may not contain any items other than incomplete Improvements or components thereof, deficient or defective construction of the Improvements or components thereof, or failure to construct the Improvements or components thereof in accordance with the Construction Standard. Builder shall not be able to object or provide Builder Punchlist items for any portion of the Improvements previously inspected by the Builder. If the Parties are unable to agree upon a Builder Punchlist within five (5) days after the joint inspection described above, then any dispute related to such punchlist shall be submitted to the expedited dispute resolution procedures in accordance with Section 7 below. Developer will give Builder notice of the date and time of inspections of the Improvements by the Approving Authorities and Builder may attend such inspections. Developer will attempt to provide Builder with copies of any inspection reports or punchlists received from the Approving Authorities in connection with the inspection of the Improvements, and Developer shall be responsible to correct punchlist items from the Approving Authority and items set forth on the Builder Punchlist. Notwithstanding anything to the contrary including any Builder Punchlist, if an Approving Authority grants preliminary approval or construction acceptance to any of the Improvements, or if the engineer issues a certification with respect to the grading, fill and compaction in accordance with item (g) of Exhibit D, then it shall conclusively be presumed that such Improvement or work was completed in accordance with the Construction Standard, subject to completion of the punchlist items provided by the Approving Authority. If an item is not identified as incomplete on the Builder Punchlist, then it shall conclusively be presumed that such Improvement was completed in accordance with the Construction Standard, and thereafter the Builder and not Developer shall be responsible for repairing damage to such Improvement occurring after completion of the Builder Punchlist work unless such damage is determined either by agreement of the parties or pursuant to Section 7 of this LDA to be the result of a design or construction defect. Disputes regarding Builder Punchlist items and matters will be resolved pursuant to the expedited dispute resolution procedures set forth in Section 7 of this LDA.

(b) Correction of Punchlist Items. Developer shall cause any punchlist items to be corrected within the time required by the County or other applicable Approving Authorities, or such shorter time as may be required pursuant to the Construction Schedule.

(c) Interim Inspections. Upon reasonable prior notice, each Builder may inspect the construction of the Improvements on the Builder Lots; provided, however, such inspection shall be (i) at the sole risk of Builder, (ii) such inspection shall be non-invasive and shall be performed in a manner that does not interfere with or result in a delay in the construction of the Improvements, and (iii) Builder shall indemnify Developer for any damage resulting from such inspection.

4.6 Self-Help Remedy.

4.6.1 Notice of Default. If Developer: (a) breaches its obligation under this LDA to complete or cause the completion of any Improvement in accordance with the Plans or Construction Schedule (as extended by any Uncontrollable Event); (b) otherwise breaches any material obligation under this LDA; (c) fails to comply with any material provision of its Construction Contracts with Service Providers beyond any applicable express notice or cure periods; or (d) files a petition for relief in bankruptcy or makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due (each a “Bankruptcy Event”), then the Builder may deliver written notice of the breach to Developer (a “Notice of Default”). Each of the events set forth in Subsections (a) through (d) inclusive of the preceding sentence shall be herein referred to as a “Constructing Party Default.” For any Constructing Party Default other than a Bankruptcy Event, the Developer shall have thirty (30) days after Developer’s receipt of the Notice of Default from the Builder to cure the Constructing Party Default (the “Cure Period”); provided, however, if the nature of the Constructing Party Default is such that it cannot reasonably be cured within thirty (30) days, the Cure Period shall be deemed extended for a reasonable period of time (not to exceed an additional sixty (60) days) so long as Developer commenced in good faith and with due diligence to cause such Constructing Party Default to be remedied. If Developer does not cause the cure of the Constructing Party Default within the Cure Period (as may be extended pursuant to the preceding sentence, and subject to Uncontrollable Events), or if a Bankruptcy Event occurs (either, an “Event of Default”), then the Builder may elect to appoint either itself or another qualified third party (which may include another builder under contract with Developer to purchase lots within the Development, provided that such builder agrees to, and accepts, such appointment) (“Substitute Constructing Party”) to assume and take over the construction of the Improvements by providing written notice to Developer of its election (the “Assumption Notice”). Substitute Constructing Party’s assumption of the construction of the Improvements shall not include the assumption of any liability for acts or omissions occurring prior to the Assumption Notice, or payment of any “Constructing Party Cost Overruns” (as defined below) incurred prior to the Assumption Notice, which Constructing Party Cost Overruns shall remain the sole responsibility of the Developer, or receipt of any cost savings prior to the Assumption Notice; provided, however, that the Substitute Constructing Party shall be entitled to an administrative fee in an amount equal to two percent (2%) of the remaining Costs (as defined below) actually paid, which administrative fee shall be included in the Constructing Party Cost Overruns. The Builder’s election to appoint a Substitute Constructing Party to assume and take over the construction of the Improvements and to exercise and enforce the rights and obligations set forth in Section 4.6.2 below shall thereafter be the Builder’s sole and exclusive remedy.

4.6.2 Assumption Right. If Builder delivers an Assumption Notice, then: (i) Developer shall cooperate to allow the Substitute Constructing Party to take over and complete the incomplete Improvements, including the execution and delivery to the Substitute Constructing Party of such agreements, documents or instruments as may be reasonably necessary to assign to the Substitute Constructing Party all Construction Contracts with third parties pertaining to the Improvements; (ii) Developer shall remain responsible for all Constructing Party Cost Overruns (as hereinafter defined), but Developer shall be relieved of all further obligations under this LDA with respect to the completion of the incomplete Improvements subsequent to such assumption; (iii) Developer shall remain liable for its negligence or willful misconduct, and any indemnification obligations specified herein incurred prior to the date of such assumption; and (v) Substitute Constructing Party shall assume and perform all obligations under all Contracts for Improvements which Substitute Constructing Party will complete to the extent such obligations are to be performed after the date of delivery of the Assumption Notice. Upon delivery of an Assumption Notice, Substitute Constructing Party shall be obligated to complete the Improvements and pay the Costs incurred thereafter by Substitute Constructing Party to complete the Improvements. If a Substitute Constructing Party assumes the obligation to construct the Improvements, the Builder’s obligation for the payment of costs under Section 6.1 which are due and payable after the date of the Assumption Notice shall be suspended and thereafter terminated if the Substitute Constructing Party achieves Substantial Completion of any unfinished Improvements, and the Substitute Constructing Party shall be entitled to recover the Constructing Party Cost Overruns incurred by the Substitute Constructing Party from the Developer. In the event of an Assumption Notice, the Substitute Constructing Party shall indemnify, defend and hold harmless the Developer and its members, managers, shareholders, employees, directors, officers, agents, affiliates, successors and assigns for, from and against all claims, demands, liabilities, losses, damages (exclusive of special, consequential, punitive, speculative or lost profits damages), costs and expenses, including but not limited to court costs and reasonable attorneys’ fees, that accrue after the date of the Assumption Notice and arise out of the Substitute Constructing Party’s completion of the Improvements, and this indemnity shall not apply to any claims, demands, liabilities, losses, damages, costs, expenses, acts or omissions arising or accruing before the date of the Assumption Notice. The obligations under this Section shall survive the termination or expiration of this LDA.

4.6.3 Appointment of Substitute Constructing Party. For purposes of exercising the self-help remedies set forth in this Section 4.6 with respect to an Event of Default, Builder may elect to appoint either itself or another Substitute Constructing Party (which may include another builder under contract with Developer to purchase lots within the Development, provided that such builder agrees to, and accepts, such appointment) who shall then have the right and authority to act pursuant to the self-help provisions of this Section 4.6 (“Designated Builder”). If the cure of an Event of Default requires the construction or completion of Improvements that serve both the Builder Lots and other lots that are owned by another homebuilder that is under contract with Developer for the completion of such Improvements (the “Joint Improvements”), then the Builder shall, at Builder’s election, have the first right and option (ahead of all other builders within the Development) to step in and act on behalf of all such builders pursuant to the self-help provisions of this Section 4.6 with respect to the Joint Improvements (“Builder’s Step-In Option”). Builder may exercise the Builder Step-In Option by giving notice to Developer and the other builders within fifteen (15) days following the Event of Default (“Builder’s Step-In Deadline”). If Builder does not exercise Builder’s Step-in Option prior to the Builder Step-In Deadline, then the other builders shall have the right to exercise an option to step-in and select a Substitute Contracting Party to act on behalf of all such builders pursuant to the self-help provisions of this Section 4.6 with respect to the Joint Improvements by giving notice to Developer and the other builders within fifteen (15) days following the expiration of Builder’s Step-In Deadline. The Developer, builder, the other builders(s) affected by any joint improvements and the Title Company will at Closing execute a “Joint Improvements Memorandum” that describes the rights and obligations of Developer, Builder, such other builder(s) and Title Company and such document will supplement this Lot Development Agreement regarding the installation and construction of any Joint Improvements. The form of the Joint Improvements Memorandum shall be agreed upon during the Inspection Period under the Contract and attached to this Lot Development Agreement as Exhibit J.

4.7 Over-Excavation of Lots. The Parties acknowledge that the Improvements shall not include Overex of the Lots. Builder, with respect to its Builder Lots shall, at its sole cost, cause the Overex to be performed, and shall have the right to enter such Builder Lots for the purposes of performing the Overex; provided, however, that such entry shall be performed in a manner that does not materially interfere with or result in a material delay or an increase in the Costs or any expenses in the construction of the Improvements, and provided further that Builder shall promptly repair any portion of the Builder Lots and adjacent property that is materially damaged by Builder or its agents, designees, employees, contractors, or subcontractors in performing the Overex. THE PARTIES ACKNOWLEDGE AND AGREE THAT DEVELOPER IS NOT PERFORMING ANY OVER-EXCAVATION OF THE BUILDER LOTS AND THAT THE DEVELOPER SHALL HAVE NO LIABILITY WHATSOEVER WITH RESPECT TO OR ARISING OUT OF ANY OVER-EXCAVATION OF THE BUILDER LOTS OR EXPANSIVE SOILS PRESENT ON THE BUILDER LOTS AND DEVELOPER EXPRESSLY DISCLAIMS ANY LIABILITY WITH RESPECT TO ANY OVER-EXCAVATION OF THE LOTS AND EXPANSIVE SOILS PRESENT ON THE BUILDER LOTS. BUILDER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS DEVELOPER AND ITS SHAREHOLDERS, EMPLOYEES, DIRECTORS, OFFICERS, AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS FOR, FROM AND AGAINST ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (EXCLUSIVE OF SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR LOST PROFITS DAMAGES), COSTS AND EXPENSES, INCLUDING BUT NOT LIMITED TO COURT COSTS AND REASONABLE ATTORNEYS’ FEES, ARISING OUT OF BUILDER’S OVER-EXCAVATION OR OTHER SOIL MITIGATION OR BUILDER’S ELECTION NOT TO PERFORM SOILS MITIGATION, ON OR PERTAINING TO THE BUILDER LOTS. THE PROVISIONS OF THIS SECTION 4.7 SHALL EXPRESSLY SURVIVE THE EXPIRATION OR TERMINATION OF THIS LDA.

4.8 Warranty Periods.

4.8.1 Government Warranty Period. The Approving Authorities may require a warranty period after the Substantial Completion of the Improvements (a “Government Warranty Period”). In the event defects in the Improvements to which a governmental warranty applies become apparent during the Government Warranty Period, then Developer shall coordinate the repairs with the applicable Approving Authorities and cause the Service Provider(s) who performed the work or supplied the materials in which the defect(s) appear to complete such repairs or, if such Service Providers fail to correct such defects, otherwise cause such defects to be repaired to the satisfaction of the Approving Authorities. Any costs and expenses incurred in connection with any repairs or warranty work performed during the Government Warranty Period (including, but not limited to, any costs or expenses incurred to enforce any warranties against any Service Providers) shall be borne by Developer and shall be included in the Constructing Party Cost Overruns, unless such defect or damage was caused by Builder or its contractors, subcontractors, employees, or agents, in which event Builder shall pay all such costs and expenses to the extent caused by Builder or its contractors, subcontractors, employees, or agents. Any damage to an Improvement that was not listed on the Builder Punchlist shall be presumed to have been caused by Builder or its contractors, subcontractors, employees, or agents, unless the Builder conclusively proves that the damage was caused as the result of a design or construction defect in the original construction by Developer as determined by agreement of the parties or as determined pursuant to the Expedited Dispute procedure in Section 7, below.

4.8.2 Non-Government Warranty Period. Developer warrants (“Non-Government Warranty”) to Builder that each Improvement to which a Governmental Warranty Period does not apply shall have been constructed in accordance with the Plans for one (1) year from the date of Substantial Completion of the Improvement (the “Non-Government Warranty Period”). If Builder delivers written notice to Developer of breach of the Non-Government Warranty during the Non-Government Warranty Period, then Developer shall coordinate the corrections with the Builder and cause the Service Provider(s) who performed the applicable work or supplied the applicable materials to complete such corrections or, if such Service Providers fail to make such corrections, otherwise cause such corrections to be made. Any costs and expenses incurred in connection with a breach of the Non-Government Warranty shall be borne by Developer (including, but not limited to, any costs or expenses incurred to enforce any warranties against Service Providers), and shall be included in the Constructing Party Cost Overruns, unless such breach was caused by Builder or its contractors, subcontractors, employees, or agents, in which event the Builder shall pay all such costs and expenses to the extent caused by Builder or its contractors, subcontractors, employees, or agents. Any damage to an Improvement that was not listed on the Builder Punchlist shall be presumed to have been caused by Builder or its contractors, subcontractors, employees, or agents, unless Builder conclusively proves that the damage was caused as the result of a design or construction defect in the original construction by Developer. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 4.8.1 OR 4.8.2, THE DEVELOPER PARTIES MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND TO BUILDER IN RELATION TO THE IMPROVEMENTS, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF HABITABILITY, MERCHANTABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE, AND EXPRESSLY DISCLAIMS ALL OF THE SAME AND SHALL HAVE NO OBLIGATION TO REPAIR OR CORRECT ANY DEFECT IN IMPROVEMENTS FOR WHICH NO CLAIM IS ASSERTED DURING THE APPLICABLE WARRANTY PERIOD. The preceding sentence does not affect, alter or modify any Service Provider’s obligations to repair or correct any defects in Improvements and shall not be construed as a limitation on the Builder’s statutory rights or remedies which may not be modified by contract.

4.9 License for Construction. Each Party hereby grants to Developer or the Substitute Constructing Party (as applicable) and the Service Providers a temporary, non-exclusive license to enter upon the parcel within the Property owned by such Party as reasonably necessary for the installation of the Improvements, rough grading of the Builder Lots, stubbing of utilities and/or the performance of Developer’s (or Substitute Constructing Party’s, as applicable) responsibilities under this LDA. Each Party further agrees to grant such separate written rights of entry and/or licenses in or upon the parcel owned by such Party as may be reasonably necessary for installation of the Improvements, rough grading of the Builder Lots and stubbing of utilities. No rights of entry and/or licenses over any portion of the Property may be exercised or used by a Party in any fashion that would unreasonably interfere with or adversely impact any other Party’s development of its parcel. The rights under this Section or any instruments delivered hereunder shall terminate upon the expiration of all Government Warranty Periods.

4.10 Liens. Developer shall pay, or cause to be paid, when due, all liens and claims for labor and/or materials furnished to the Builder Lots pursuant to this LDA to prevent the filing or recording by any third party of any mechanics’, materialmen’s or other lien, stop notice or bond claim or any attachments, levies or garnishments (collectively “Liens”) involving the Improvements. Developer will, within forty-five (45) calendar days after written notice from Builder or after Developer otherwise become aware of such Liens, terminate the effect of any Liens by filing or recording an appropriate release or bond if so requested by Builder. If a Builder requests a Developer to file and obtain any such release or bond and Developer fails to do so within forty-five (45) calendar days of such request (which 45-day period may be extended by Developer to 60 days provided that Developer has proceeded in good faith and with diligence and not achieved the filing or recording of an appropriate release or bond by the end of the 45-day period), Builder may obtain such bond or secure such release on behalf of Developer, and Developer shall reimburse Builder for all costs and fees related thereto within thirty (30) days after receipt of written request therefor.

4.11 Tree Lawns/Sidewalks. Notwithstanding anything in this LDA to the contrary, Developer shall have no obligation to construct, install, maintain or pay for the maintenance, construction and installation of (i) any landscaping or irrigation for such landscaping behind the curb on any Builder Lot that is to be maintained by the owner of such lot (collectively, “Tree Lawns”), but Developer shall be responsible for constructing and installing the detached sidewalks and ramps (collectively, “Sidewalks”) that are located immediately adjacent to any Builder Lot or on a tract as required by the approved Plans, County, or any other Approving Authority and/or applicable laws as provided in this LDA. Builders shall be responsible for installing any other lead walks, pathways, and driveways and any other flatwork on the Builder Lots. Builder shall install all Tree Lawns on or adjacent to its Builder Lots in accordance with all applicable Plans, requirements, regulations, laws, development codes and building codes of all Approving Authorities and such Tree Lawns shall not be considered part of the Improvements.

4.12 Soil Hauling. Builder shall be responsible for relocating from the Builder Lots all surplus soil generated during Builder’s construction of structures on the Builder Lots. At the option of the Seller under the Contract, in its sole discretion, the surplus soil shall be transported at Builder’s expense to a site designated by Seller within the Development. If and to the extent that Seller establishes stock pile site within the Property, Seller may modify any such stock pile locations from time to time in Seller’s discretion. At Seller’s request, Builder shall supply copies of any reports or field assessments identifying the material characteristics of the excess soil prior to accepting such soil for fill purposes. Notwithstanding the foregoing, in the event that Seller does not establish a stock pile site or elects not to accept any surplus soils from Builder, then Builder shall, at its sole expense, find a purchaser or taker or otherwise transport and dispose of such surplus soil upon such terms as it shall desire, but such surplus soil must still be removed from the Property and may not be stockpiled on the Property or within the Development after construction has been completed.

5. Costs of Improvements.

5.1 Definition of Costs. As used herein, the term “Costs” shall mean all hard and soft costs incurred in connection with the design (including all engineering expenses), construction and installation of the Improvements, including, but not limited to, costs of labor, materials and suppliers, engineering, design and consultant fees and costs, blue printing services, construction staking, demolition, soil amendments or compaction, any processing, plan check or permit fees for the Improvements, engineering services required to obtain a permit for and complete the Improvements, costs of compliance with all applicable laws, costs of insurance required by this LDA, costs of any financial assurances, any corrections, changes or additions to work required by the Approving Authorities or necessitated by site conditions, municipal, state and county taxes imposed in connection with construction of the Improvements, any warranty work, and any other costs incurred in connection with the performance of the obligations of Developer or the Substitute Constructing Party (as applicable) hereunder to complete the Improvements.

5.2 Budget. Attached hereto as Exhibit F is an estimate of the Costs to construct the Improvements (the “Budget”). The Costs identified on the Budget are referred to herein as “Budgeted Costs.” Builders shall pay or cause to be paid pursuant to Article 6 below a share of the Budgeted Costs. The costs identified on the Budget are referred to herein as (“Budgeted Costs”). As consideration for the Developer’s performance under this LDA and the construction of the Improvements, Builder shall pay the Deferred Purchase Price which is equal to (i) a share of the Budgeted Costs in the amount of Fifty Four Thousand Dollars ($54,000.00) per Builder Lot plus the Escalator (which based on a total of 190 Builder Lots is equal to $10,260,000.00 plus the Escalator), and (ii) the Builder Cost Overruns, as defined below (collectively, the “Maximum Builder Costs”).

5.3 Cost Overruns. Notwithstanding anything in this LDA to the contrary, the Developer shall pay (i) all costs for changes to the Plans or Improvements required by any Approving Authority or to correct any error or defect in the Plans that cause the Costs to exceed the Budgeted Costs, (ii) the costs of all other changes to the Plans or Improvements requested by the Developer that cause the Costs to exceed the Budgeted Costs, and (iii) all other costs and charges that cause the Costs to exceed the Budged Costs (with the exception of Builder Cost Overruns) (collectively, the “Constructing Party Cost Overruns”). The Builder shall immediately pay all costs of changes to the Plans or Improvements requested by Builder that causes the Costs to exceed the Budgeted Costs (“Builder Cost Overruns”) and Builder shall not have any responsibility for Constructing Party Cost Overruns unless such Constructing Party Cost Overruns occur as a result of Builder’s breach of its obligations under this LDA.

5.4 Accounting. Developer shall keep good and accurate books and records in sufficient detail to allow the Costs to be calculated, which books and records shall be made available for review (upon reasonable prior written notice) by the Parties. Within thirty (30) days after Substantial Completion of the Improvements, the Developer shall deliver to Builder a reasonably detailed final accounting of the Costs.

5.5 Progress Reports. Developer shall, no less frequently than once per month, provide Builder with a progress report setting forth the amount of Costs expended to date, a list of Improvements completed, to date, and an estimate by a project manager of Developer of the status of overall completion of the Improvements, in such form as Developer deems reasonably appropriate (“Progress Report”).

6. Payment of Costs.

6.1 Payment.

6.1.1 Payment. Pursuant to the terms of the Contract, Builder shall pay to Developer, as Seller, part of the Purchase Price in cash at each closing (the “Initial Purchase Price”), and pay in accordance with the terms of this LDA a deferred portion of the Purchase Price (“Deferred Purchase Price”) equal to the Maximum Builder Costs (including Builder Cost Overruns, if any) which represents Builder’s share of the Budgeted Costs of the Improvements. After Builder pays the Initial Purchase Price, Builder has no responsibility for payment of any funds in excess of the Maximum Builder Costs. The Deferred Purchase Price is payable to Developer in installments based upon completion of the Improvements that serve each phase of the Builder Lots as follows:

(a) Takedown 1 Lots – Phase 1. Phase 1 consists of approximately 50 Lots that are a part of the Takedown 1 Lots as identified on the Concept Plan (the “Phase 1 Lots”). Upon Substantial Completion of the Wet Utilities that serve the Phase 1 Lots in accordance with Section 4.5 above, Builder shall pay the Developer a portion of the Deferred Purchase Price for Phase 1 in the amount of $1,350,000.00 plus the Escalator. Upon Substantial Completion of the Improvements that serve the Phase 1 Lots in accordance with Section 4.5 above, Builder shall pay the Developer the balance of the Deferred Purchase Price in the amount of $1,350,000.00 plus the Escalator.

(b)  Takedown 1 Lots – Phase 2. Phase 2 consists of approximately 50 Lots that are a part of the Takedown 1 Lots as identified on the Concept Plan (the “Phase 2 Lots”). Upon Substantial Completion of the Wet Utilities that serve the Phase 2 Lots in accordance with Section 4.5 above, Builder shall pay the Developer a portion of the Deferred Purchase Price for Phase 2 in the amount of $1,350,000.00 plus the Escalator. Upon Substantial Completion of the Improvements that serve the Phase 2 Lots in accordance with Section 4.5 above, Builder shall pay the Developer the balance of the Deferred Purchase Price in the amount of $1,350,000.00 plus the Escalator.

(c) Takedown 2 Lots – Phase 3. Phase 3 consists of approximately 45 Lots that are a part of the Takedown 2 Lots as identified on the Concept Plan (the “Phase 3 Lots”). Upon Substantial Completion of the Wet Utilities that serve the Phase 3 Lots in accordance with Section 4.5 above, Builder shall pay the Developer a portion of the Deferred Purchase Price for Phase 3 in the amount of $1,215,000.00 plus the Escalator. Upon Substantial Completion of the Improvements that serve the Phase 3 Lots in accordance with Section 4.5 above, Builder shall pay the Developer the balance of the Deferred Purchase Price in the amount of $1,215,000.00 plus the Escalator.

(d)  Takedown 2 Lots – Phase 4. Phase 4 consists of approximately 45 Lots that are a part of the Takedown 2 Lots as identified on the Concept Plan (the “Phase 4 Lots”). Upon Substantial Completion of the Wet Utilities that serve the Phase 4 Lots in accordance with Section 4.5 above, Builder shall pay the Developer a portion of the Deferred Purchase Price for Phase 4 in the amount of $1,215,000.00 plus the Escalator. Upon Substantial Completion of the Improvements that serve the Phase 4 Lots in accordance with Section 4.5 above, Builder shall pay the Developer the balance of the Deferred Purchase Price in the amount of $1,215,000.00 plus the Escalator.

(e) Escalator. All payments of the Deferred Purchase Price shall be subject to the Escalator as provided in Section 2(b) of the Contract.

(f) Invoice. After Substantial Completion is achieved as described above, Builder shall pay the applicable portion of the Deferred Purchase within five (5) business days after an invoice for payment is delivered to Builder by Developer.

(g) Definition of Wet Utilities. The Wet Utilities that serve each Phase of the Builder Lots that will trigger the Builder’s payment obligation upon Substantial Completion thereof are identified on Exhibit G.

(h) Security for Payment of Deferred Purchase Price - Letter of Credit. In order to secure Builder’s obligation following each Closing to pay the Deferred Purchase Price in accordance with the terms of the Contract and the payment obligations set forth above in this Section 6.1, at each Closing, Builder shall deliver to Title Company, acting as escrow agent, a letter of credit issued by HomeAmerican Mortgage Corporation in the form attached to the Contract as Exhibit G and to this LDA as Exhibit I (the “Letter of Credit”) and in an amount equal to the sum of the Deferred Purchase Price for all of the Lots acquired by Builder at such Closing plus the estimated Escalator thereon in an amount equal to $1,350.00 per Lot acquired at the Second Closing with respect to the Letter of Credit delivered at the Second Closing. Title Company shall hold and maintain the Letter of Credit pursuant to this LDA and the Contract in an escrow account established by Title Company for the benefit of Developer and Builder (pursuant to the terms of an escrow agreement to be agreed upon by Developer, Builder and Title Company during the Due Diligence Period). The Letter of Credit for each Closing shall remain in place until the final payment of the Deferred Purchase Price applicable to such Closing has been made to the Developer following Substantial Completion of the Improvements which serve the Lots acquired by Builder at such Closing. If the Letter of Credit is scheduled to expire prior to the Substantial Completion of all of such Lots, and Builder has not renewed the Letter of Credit at least fifteen (15) days prior to the expiration date thereof, Title Company is authorized and directed to draw down the full amount of the Letter of Credit and deposit such funds in escrow to be used solely for the payment of any unpaid Deferred Purchase Price. The Letter of Credit may provide that it shall be reduced from time to time to the extent of payments of the Deferred Purchase Price in Good Funds made by Purchaser for Improvements in accordance with the terms, including the payment schedule, set forth in this LDA and the Contract. The Letter of Credit for each Closing shall be returned to Builder, together with an executed reduction certificate reducing the face amount thereof to $0.00, upon payment in full of the Deferred Purchaser Price in Good Funds for all of the Lots in such Closing. Failure by Builder to pay any portion of the Deferred Purchase Price when the same shall become due and payable, provided that at such failure continues for a period of ten days after the delivery of written notice thereof from Developer to Builder, shall entitle Developer to enforce the collection of the delinquent Deferred Purchase Price by drawing upon the Letter of Credit or having the Title Company draw upon the Letter of Credit, and in either event the funds so drawn shall be paid to Developer as payment of any unpaid Deferred Purchase Price and such failure to pay shall be deemed cured. If Developer or Title Company is unable to draw upon the Letter of Credit, Developer may protect and enforce its rights under this LDA pertaining to payment of the Deferred Purchase Price by (i) such suit, action, or special proceedings as Developer shall deem appropriate, including, without limitation, any proceedings for the specific performance of any covenant or agreement contained in this LDA or the Contract or the enforcement of any other appropriate legal or equitable remedy, or for the recovery of actual damages (excluding consequential, punitive damages or similar damages) caused by Builder’s failure to pay the Deferred Purchase Price, including reasonable attorneys' fees, and (ii) enforcing Developer’s lien rights set forth in this LDA. Developer’s remedies are non-exclusive.

7. Expedited Dispute Resolution.

7.1 Disputes Related to Material Changes, Draw Requests and Punchlist Items. Notwithstanding anything to the contrary herein, disputes related to Material Changes, any Builder Punchlist item or matter, objections to Construction Contracts, determination of Substantial Completion or the amount of or responsibility for Constructing Party Cost Overruns or Builder Cost Overruns (“Expedited Disputes”) shall all be resolved by an independent, impartial third party qualified to resolve such disputes as determined by the Parties involved in the Expedited Dispute (“Informal Arbitrator”). If such Parties cannot agree on an Informal Arbitrator, then the Parties involved shall select one (1) registered engineer and the Builder shall select one (1) registered engineer and the engineers so selected by such Parties shall promptly select an independent, impartial third party qualified to act as the Informal Arbitrator and resolve the Expedited Dispute. Within five (5) business days after a Party delivers a Dispute Notice, the Developer and the Builder shall deliver to the Informal Arbitrator a written statement of how such Party believes the Expedited Dispute should be resolved, together with reasonable supporting documentation of such position (“Resolution Notice”). Within ten (10) business days after receipt of Resolution Notices from both such Parties, the Informal Arbitrator shall approve one (1) of the Parties’ Resolution Notice and shall deliver written notice of such approval to each Party. The decision of the Informal Arbitrator shall be binding on all Parties with respect to the applicable Expedited Dispute. All Parties shall timely cooperate with the Informal Arbitrator in rendering his or her decision. The party that is not the prevailing party in the resolution of any Expedited Dispute shall promptly pay the Informal Arbitrator’s fee, and the prevailing party’s other fees and costs of any such expedited dispute resolution process and reasonable attorney’s fees. The term “prevailing party” means the party who successfully obtains substantially all of the relief sought by such party or is successful in denying substantially all of the relief sought by the other party. The Parties acknowledge that there is a benefit to the Parties in having work done as expeditiously as possible and that there is a need for a streamlined method of making decisions described in this Section so that work is not delayed. A Party and shall not be entitled to recover from any other Party exemplary, punitive, special, indirect, consequential or any other damages other than actual damages (unless the Informal Arbitrator finds intentional abuse or frustration of the arbitration process) in connection with an Expedited Dispute.

7.2 Standards of Conduct. The Parties agree that with respect to all aspects of the expedited dispute resolution process contained herein they will conduct themselves in a manner intended to assure the integrity and fairness of that process. To that end, if an Expedited Dispute is submitted to expedited dispute resolution process, the Parties agree that they will not contact or communicate with the Informal Arbitrator who was appointed with respect to any Expedited Dispute either ex parte or outside of the contacts and communications contemplated by this Article 7, and the Parties further agree that they will cooperate in good faith in the production of evidence in a prompt and efficient manner to permit the review and evaluation thereof by the other Parties.

8. Progress Meetings. From and after the date of this LDA and until Substantial Completion of the Improvements, the Parties shall cause their designated representatives to meet within five (5) business days following a request from a Party regarding the status of construction of the Improvements, scheduling and coordination issues, engineering and design issues, and other similar issues. Any Party may change its designated representative under this LDA at any time by written notice to the other parties. The initial designated representative for each Party for the purpose of this Section shall be the individual listed on each Party’s respective signature page attached hereto. All inquiries, requests, instructions, authorizations, and other communications with respect to the matters covered by this LDA shall be made to such representatives. Any Party may without further or independent inquiry, assume and rely at all times that the representatives of the other parties designated hereunder have the power and authority to make decisions on behalf of such other parties, to communicate such decisions to the other Party and to bind such Party by his acts and deeds, unless otherwise notified in writing by the Party designating the representative. Any Party may change its representative under this LDA at any time by written notice to the other Parties.

9. Builder’s Stormwater Permit Responsibilities. During any Overex construction activities performed on the Builder Lots by Builder and following Substantial Completion of the Improvements and prior to Builder engaging in any construction activities upon the Builder Lots, Builder shall obtain from the Colorado Department of Public Health, Water Quality Control Division, a Colorado Construction Stormwater Discharge Permit issued to Builder with respect to the Builder Lots. No fewer than five (5) business days prior to the initiation of Overex or construction activities on any Builder Lot, Builder shall deliver a copy of at least one (1) of the following documents to Developer:

9.1.1 Such valid Colorado Construction Stormwater Discharge Permit for the Builder Lots;

9.1.2 A signed notice of reassignment of permit coverage (State of Colorado Form COR030000 or current equivalent), that transfers any pre-existing permit coverage for the Builder Lots; or

9.1.3 A signed State of Colorado modification form to add the Builder Lots if Builder has an existing site permit with the State of Colorado within the Property.

To the extent required by the County, Builder shall also obtain a Stormwater Quality Permit issued to Builder by the County for the Builder Lots. Builder shall be responsible to obtain and maintain any State of Colorado dewatering permits if required for Builder’s further construction within the Builder Lots. If requested by Developer, Builder shall execute a Notice of Property Conveyance and Change in Responsibility for the Colorado Discharge Permit held by Developer or an affiliated entity with respect to the Property. In all cases, Builder shall obtain from the Colorado Department of Public Health & Environment Water Quality Control Division, a Notice of Property Conveyance and Change in Responsibility on a form acceptable to the Colorado Department of Public Health & Environment Water Quality Control Division executed by Builder, for the Colorado Stormwater Discharge Permit held by Developer with respect to the Builder Lots prior to any construction by Builder on the Builder Lots.

9.2 Developer’s Stormwater Permit responsibilities. Developer shall obtain and comply with all necessary permits related to stormwater and erosion control from all Approving Authorities, in relation to the construction, repair, and maintenance of the Improvements.

10. Notices and Communications. All notices, statements, demands, requirements, approvals or other communications and documents (“Communications”) required or permitted to be given, served, or delivered by or to any Party or any intended recipient under this LDA shall be in writing and shall be given to the addresses set forth in this Section 10 (“Notice Address”). Communications to a Party shall be deemed to have been duly given (i) on the date and at the time of delivery if delivered personally to the Party to whom notice is given at such Party’s Notice Address; or (ii) on the date and at the time of delivery or refusal of acceptance of delivery if delivered or attempted to be delivered by an overnight courier service to the Party to whom notice is given at such Party’s Notice Address; or (iii) on the date of delivery or attempted delivery shown on the return receipt if mailed to the Party to whom notice is to be given by first-class mail, sent by registered or certified mail, return receipt requested, postage prepaid and properly addressed to such Party at such Party’s Notice Address; or (iv) on the date and at the time shown on the facsimile or electronic mail message if telecopied or sent electronically to the number or address designated in such Party’s Notice Address and receipt of such telecopy or electronic mail message is electronically confirmed (provided, however, any notice of default from Developer to Builder may not be delivered by electronic mail message and must be delivered by facsimile or other delivery method set forth above). The Notice Addresses for the Developer and Builder are as follows:

To Developer:
PCY Holdings, LLC
Attention: Mark Harding
34501 E. Quincy Ave.
Bldg. 34, Box 10
Watkins, Colorado 80137
Telephone: (303) 292-3456
Facsimile: (303) 292-3475
E-mail: mharding@purecyclewater.com

with a copy to:
Fox Rothschild LLP
1225 17th Street, Suite 2200
Denver, CO 80202
Attention: Rick Rubin, Esq.
Telephone: (303) 292-1200
Email: rrubin@foxrothschild.com

To Builder:
Linda Purdy
Richmond American Homes of Colorado, Inc.
4350 South Monaco Street
Denver, Colorado 80237
Telephone: (720)-977-3847
Facsimile.: (720) 977-4707
Email: linda.purdy@mdch.com

with a copy to:
M.D.C. Holdings, Inc.
4350 South Monaco Street
Denver, Colorado 80237
Attn: Drew Rippey
Telephone: (720) 977-3213
Telecopier No. (720) 482-8558
Email: Drew.Rippey@mdch.com

M.D.C. Holdings, Inc.
4350 S. Monaco Street
Denver, CO  80237
Attn:                      Linda Zimmerman Skultety
Senior Paralegal – Real Estate
Telephone:  720-977-3254
Fax:  303-488-4954
Email: Linda.Skultety@mdch.com

If to Title Company:

Land Title Guarantee Company
Attn: Tom Blake
3033 E. 1st Ave. #600
Denver, Colorado 80206
Fax#: 303-393-4959
Direct: 303-331-6237
Email: tblake@ltgc.com

11. Attorneys’ Fees. Except as provided in Section 7.1, should any action be brought in connection with this LDA, including, without limitation, actions based on contract, tort or statute, the prevailing Party in such action shall be awarded all costs and expenses incurred in connection with such action, including reasonable attorneys’ fees. The provisions of this Section shall survive the expiration or termination of this LDA.

12. Further Acts. Each of the Parties hereto shall execute and deliver all such documents and perform all such acts as reasonably necessary, from time to time, to carry out the matters contemplated by this LDA.

13. No Partnership; Third Parties. It is not intended by this LDA to, and nothing contained in this LDA shall, create any partnership, joint venture or other arrangement among the Parties hereto. No term or provision of this LDA is intended to, or shall, be for the benefit of any person, firm, organization or corporation not a Party hereto, and no such other person, firm, organization or corporation shall have any right or cause of action hereunder.

14. Entire Agreement; Headings for Convenience Only; Not to be Construed Against Drafter; No Implied Waiver. This LDA and all other written agreements among the Parties constitute the entire agreement among the Parties hereto pertaining to the subject matter hereof. No change or addition is to be made to this LDA except by written amendment executed by the Parties. The headings, captions and titles contained in this LDA are intended for convenience of reference only and are of no meaning in the interpretation or effect of this LDA. This LDA shall not be construed more strictly against one (1) Party than another merely by virtue of the fact that it may have been initially drafted by one (1) of the Parties or its counsel, since all Parties have contributed substantially and materially to the preparation hereof. No failure by a Party to insist upon the strict performance of any term, covenant or provision contained in this LDA, no failure by a Party to exercise any right or remedy under this LDA, and no acceptance of full or partial payment owed to a Party during the continuance of any default by the other Party(ies), shall constitute a waiver of any such term, covenant or provision, or a waiver of any such right or remedy, or a waiver of any such default unless such waiver is made in writing by the Party to be bound thereby. Any waiver of a breach of a term or a condition of this LDA shall not prevent a subsequent act, which would have originally constituted a default under this LDA, from having all the force and effect of a default.

15. Governing Law. This LDA is entered into in Colorado and shall be construed and interpreted under the law of the State of Colorado without giving effect to principles of conflicts of law which would result in the application of any law other than the law of the State of Colorado.

16. Severability. If any provision of this LDA is declared void or unenforceable, such provision shall be severed from this LDA and shall not affect the enforceability of the remaining provisions of this LDA.

17. Assignment; Binding Effect. This LDA shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Neither Builder or Developer may assign any of its rights or obligations under this LDA without the prior written consent of the other Party(ies), which consent may be withheld in each Party’s sole and absolute discretion; provided, however, that:

17.1 Builder may assign, without consent, its rights under this LDA in full, but not in part: (i) to a third party which acquires all of Builder’s Builder Lots, or (ii) to an entity that controls, is controlled by, or under common control with, Builder; provided further, however that Developer approves the form of assignment, which approval shall be in Developer’s reasonable discretion; and

17.2 Developer may assign, without consent (but with prior notice to Builder), its rights under this LDA: (i) to an entity that controls, is controlled by, or under common control with, Developer; (ii) to any entity that acquires all or substantially all of the Developer’s interests in the Builder Lots which Seller reasonably believes has the financial ability and experience to perform Seller’s obligations under this LDA.

18. Counterparts; Copies of Signatures. This LDA may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. The signature pages from one (1) or more counterparts may be removed from such counterparts and such signature pages all attached to a single instrument so that the signatures of all Parties may be physically attached to a single document. This LDA may be executed and delivered by facsimile or by electronic mail in portable document format (.pdf) or similar means and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other party. Upon execution of this LDA by Developer and Builder, Developer shall provide a fully executed copy of this LDA to Builder for its records.

19. Time of the Essence. Time is of the essence for performance or satisfaction of all requirements, conditions, or other provisions of this LDA, subject to any specific time extensions set forth herein.

20. Computation of Time Periods. All time periods referred to in this LDA shall include all Saturdays, Sundays and holidays, unless the period of time specifies business days. If the date to perform any act or give a notice with respect to this LDA shall fall on a Saturday, Sunday or national or state holiday, the act or notice may be timely performed on the next succeeding day which is not a Saturday, Sunday or a national or state holiday.

21. Remedies.

21.1 Except as hereinafter provided with regard to Expedited Disputes and the self-help remedy under Section 4.6, if any Party is in default of any of its obligations under this LDA beyond any applicable notice or cure periods, the other Party(ies) may avail itself to any rights and remedies available at law and equity, but may only recover its actual, out-of-pocket damages (excluding any incidental, consequential, speculative, punitive or lost profits damages) incurred as a result of such default. For Expedited Disputes, the sole and exclusive remedy of the Parties is set forth in Section 7 of this LDA, and for Developer Defaults, the sole and exclusive remedy of the Parties is set forth in Section 4.6 of this LDA.

21.2 In addition to the remedies permitted under Section 21.1, any claim by Developer against Builder for breach of Builder’s obligation hereunder to pay of any portion of the Deferred Purchase Price, together with simple interest at the rate of 12% per annum from the date such payment is due and payable, and all costs and expenses including reasonable attorneys' fees awarded to Developer in enforcing any payment in any suit or proceeding under this LDA, shall constitute a lien ("Lien") against the applicable Phase of Builder Lots to which the payment pertains until paid, effective upon the recording of a notice of lien with respect thereto in the Office of the Clerk and Recorder of the County; provided, however, that any such Lien shall be subject and subordinate to (i) liens for taxes and other public charges which by applicable law are expressly made superior, and (ii) all liens recorded in the Office of the Clerk and Recorder of the County prior to the date of recordation of said notice of lien. All liens recorded subsequent to the recordation of the notice of lien described herein shall be junior and subordinate to the Lien. The notice of lien will be signed and acknowledged by Developer and will contain the following: (a) a statement of all amounts due and payable; (b) a description sufficient for identification of the applicable Phase of Builder Lots to which the notice relates; (c) the name of the Builder as owner of such Builder Lots; and (d) the name and address of the Developer causing the notice to be recorded. Developer has the right to enforce the Lien by foreclosing the Lien against the applicable Phase of Builder Lots under the prevailing Colorado law relating to the foreclosure of realty mortgages. Upon the timely curing by the defaulting Builder of any default for which a notice of lien was recorded, the Developer shall record an appropriate release of such notice of lien and Lien. The sale or transfer of a Builder Lot by Builder does not affect the Lien.

22. Jury Waiver. TO THE EXTENT PERMITTED BY LAW, THE PARTIES HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE PROVISIONS OF THIS LDA.

[SIGNATURE PAGE FOLLOWS]

(Sky Ranch Lot Development Agreement)

IN WITNESS WHEREOF, the Parties have executed this LDA as of the Effective Date first set forth above.

DEVELOPER:

PCY HOLDINGS. LLC,

a Colorado limited liability company

By:
___________________________________

Name:
___________________________________

Title:
___________________________________

Designated Representative: ______________________________________________________

(Sky Ranch Lot Development Agreement)

BUILDER:

Richmond American Homes of Colorado, Inc.,

a Delaware corporation

By:
___________________________________

Name:
___________________________________

Title:
___________________________________

Builder’s Builder Lots:
______________________________________________________

______________________________________________________

______________________________________________________

Designated Representative:
_____________________________________________________

(Sky Ranch Lot Development Agreement)

List of Exhibits

Exhibit A:	Concept Plan, Takedowns, Phases - Description of Property
Exhibit B:	List of Plans
Exhibit C:	Required Insurance
Exhibit D:	Finished Lot Standard
Exhibit E:	Construction Schedule
Exhibit F:	Initial Budget
Exhibit G:	Wet Utilities - Phased

(Sky Ranch Lot Development Agreement)

Exhibit A
to
Lot Development Agreement

(Description of Property for Each Applicable Phase)

LEGEND
50' X 110' = 239 LOTS
45' X 110' = 267 LOTS
TOTAL = 506 LOTS
PHASE 1
50' X 110' = 196 LOTS
196 TOTAL LOTS
● - 60 POTENTIAL WALKOUT LOTS
PHASE 3
50' X 110' = 44 LOTS
45' X 110' = 105 LOTS
149 TOTAL LOTS
● - 4 POTENTIAL WALKOUT LOTS
PHASE 2
45' X 110' = 161 LOTS
161 TOTAL LOTS
COMMUNITY TRAIL
DETENTION AREA
NEIGHBORHOOD PARK
WATER TREATMENT (NOT A PART)
(NOT A PART)
MONUMENT/ ENHANCED ENTRY
CULVERT TRAIL CROSSING
TO FUTURE REGIONAL TRAIL
NOT FOR CONSTRUCTION
OVERALL LANDSCAPE PLAN
AS SHOWN

(Sky Ranch Lot Development Agreement)

Exhibit B
to
Lot Development Agreement

(List of Plans for Each Applicable Phase)

Improvements to be Constructed by
Developer

[List specific work to be performed]

ONSITE TAKEDOWN SCHEDULE
SKY RANCH - NEIGHBORHOOD B
RICHMOND AMERICAN

PROJECT BOUNDARY
RICHMOND AMERICAN
DRAINAGE CHANNEL
DRAINAGE CHANNEL
N.T.S.
LEGEND
TAYLOR MORRISON
KB HOME
FIRST CREEK
PROJECT BOUNDARY
PROJECT BOUNDARY
PROJECT BOUNDARY
MONAGHAN RD.
5TH AVE.
PLANNER / LANDSCAPE ARCHITECT
PLANS PREPARED FOR:
PCY Holdings, LLC
34501 E. Quincy Ave.
Building 34, Box 10
Watkins, CO, 80137
CIVIL ENGINEER
CVL
SKY RANCH
SHEET
2 of 4

(Sky Ranch Lot Development Agreement)

Exhibit C
to
Lot Development Agreement

(Required Insurance)

Developer or the Substitute Constructing Party (as applicable) shall maintain the amounts and types of insurance described below and shall cause the Service Providers to maintain such coverages from insurance companies licensed to do business in the State of Colorado having a Best’s Insurance Report Rating of A/VI or better covering the risks described below:

A.
Commercial General Liability Insurance (including premises, operations, products, completed operations, and contractual liability coverages) in an amount not less than One Million Dollars ($1,000,000.00) per occurrence, One Million Dollars ($1,000,000.00) personal injury and advertising injury, and Two Million Dollars ($2,000,000.00) General Aggregate.

B.
Automobile Liability Insurance for all motor vehicles operated by or for Developer or Substitute Constructing Party, including owned, hired, and non-owned autos, with minimum Combined Single Limit for Bodily Injury and Property Damage of One Million Dollars ($1,000,000.00) for each occurrence.

C.
Workers Compensation Insurance for all employees of Developer or Substitute Constructing Party as required by law, to cover the applicable statutory limits in the State of Colorado and employer’s liability insurance with limits of liability of not less than One Million Dollars ($1,000,000.00) for bodily injury by accident (each accident) and One Million Dollars ($1,000,000.00) for bodily injury by disease (each employee).

D.
With respect to Service Providers that provide professional services (e.g., engineers), professional liability insurance, including prior acts coverage sufficient to cover any and all claims arising out of the services, or a retroactive date no later than the date of commencement of the services, with limits of not less than One Million Dollars ($1,000,000.00) per claim and Two Million Dollars ($2,000,000.00) annual aggregate. The professional liability insurance shall be maintained continuously during the term of the LDA and so long as the insurance is commercially reasonably available, for a period not less than the Government Warranty Period. The professional liability insurance required by this paragraph shall not contain any exclusions or limitations applicable to residential projects.

The following general requirements shall apply to all insurance policies described in this Exhibit.

1.
All liability insurance policies, except workers compensation insurance, shall be written on an occurrence basis.

2.
All insurance policies required hereunder except Workers Compensation and Employers Liability shall: (i) name the Parties as “additional insureds” utilizing an ACORD form or equivalent acceptable to Developer or Substitute Constructing Party (as applicable), excluding, however, insurance policies of Service Providers who provide professional services whose insurance policies do not permit the designation of additional insureds; (ii) be issued by an insurer authorized in the State of Colorado; and (iii) provide that such policies shall not be canceled or not renewed, nor shall any material change be made to the policy without at least thirty (30) days’ prior written notice to the Parties. Each additional insured endorsement (or each policy, by reasonably acceptable endorsement) shall contain a primary insurance clause providing that the coverage afforded to the additional insureds is primary and that any other insurance or self-insurance available to any of the additional insureds is non-contributing. A waiver of subrogation endorsement for the workers’ compensation coverage shall be provided in favor of the Parties.

3.
The liability insurance policies shall provide that such insurance shall be primary on a non-contributory basis.

4.
Service Providers shall provide Developer or Substitute Constructing Party (as applicable) with certificates, or copies of insurance policies if request by the Developer, evidencing the insurance coverages required by this Exhibit in the certificate form described in Item 2 of this Exhibit, prior to the commencement of any activity or operation which could give rise to a loss to be covered by such insurance. Replacement certificates shall be sent to Developer or Substitute Constructing Party (as applicable), as policies are renewed, replaced, or modified.

5.
The foregoing insurance coverage must be maintained in force at all times during the construction of the Improvements.

(Sky Ranch Lot Development Agreement)

Exhibit D
to
Lot Development Agreement

(Finished Lot Standard)

“Finished Lot Standard” means the following improvements on, to or with respect to the Builder Lots or in public streets or tracts in the locations as required by all Approving Authorities, and substantially in accordance with the Plans:

(a) overlot grading together with corner pins for each Builder Lot installed in place, graded to match the specified Builder Lot drainage template within the Plans (but not any Overex) and any retaining walls required by the Plans;

(b) water and sanitary sewer mains and other required installations in connection therewith identified in the Plans, valve boxes and meter pits, substantially in accordance with the Plans approved by the Approving Authorities, together with appropriate markers;

(c) storm sewer mains, inlets and other associated storm drainage improvements pertaining to the Builder Lots in the public streets as shown on the Plans;

(d) curb, gutter, asphalt, sidewalks, street striping, street signage, traffic signs, traffic signals (if any are required by the Approving Authorities), and other street improvements, in the private and/or public streets as shown on the Plans;

(e) sanitary sewer service stubs if required by the Approving Authorities, connected to the foregoing sanitary sewer mains, installed into each respective Builder Lot (to a point beyond any utility easements), together with appropriate markers of the ends of such stubs, as shown on the Plans;

(f) water service stubs connected to the foregoing water mains installed into each Builder Lot (to a point beyond any utility easements), together with appropriate markers of the ends of such stubs, as shown on the Plans;

(g) Lot fill in compliance with the geotechnical engineer’s recommendation, and with respect to any filled area or compacted area, provide from a Colorado licensed professional soils engineer a HUD Data Sheet 79G Certification (or equivalent) and a certification that the compaction and moisture content recommendations of the soils engineer were followed and that the grading of the respective Lots complies with the approved grading plans, with overlot grading completed in conformance with the approving Authorities approved grading plans within a +/- 0.2’ tolerance of the approved grading plans; however, the Finished Lot Standard does not include any Overex;

(h) all storm water management facilities as shown in the Plans; and

Electricity, natural gas, and telephone service will be installed by local utility companies. The installations may not be completed at the time of a Closing, and are not part of the Finish Lot Standard; provided, however, that: (i) with respect to electric distribution lines and street lights, Developer will have signed an agreement with the electric utility service provider and paid all costs and fees for the installation of electric distribution lines and facilities to serve the Builder Lots, and all sleeves necessary for electric, gas, telephone and/or cable television service to the Builder Lots will be installed; (ii) with respect to gas distribution lines, Developer will have signed an agreement with the gas utility service provider and paid all costs and fees for the installation of gas distribution lines and facilities to serve the Builder Lots. Developer will take commercially reasonable efforts to assist Builder in coordinating with these utility companies to provide final electric, gas, telephone and cable television service to the residences on the Builder Lots, however, Builder must activate such services through an end user contract. Builder acknowledges that in some cases the telephone and cable companies may not have pulled the main line through the conduit if no closings of residences have occurred. Notwithstanding the foregoing, if dry utilities have not been installed upon substantial completion of the Improvements required by the Finished Lot Standard, Developer shall be obligated to have contracted for same and paid all costs and fees payable for such installation. Unless Developer has contracted for such installation and paid such costs before the Effective Date, Developer will give Builder notice when such contracts have been entered and such costs paid.

The Improvements do not include (a) the Offsite Infrastructure, which is addressed separately in Section 5 of the Agreement, but it does include such other offsite improvements as are necessary to obtain certificates of occupancy for homes constructed on the Lots, provided that as aforesaid Seller shall only be obligated to complete such improvements within a timeframe so as not to delay issuance of such certificates of occupancy, or (b) common area landscaping which will be installed when required by the County or other applicable Authority so as not to delay the issuance of building permits or certificates of occupancy for residences constructed by Purchaser on the Lots.

The Finished Lot Standard does not include Tree Lawns, which is addressed separately in Section 4.11 of this LDA.

(Sky Ranch Lot Development Agreement)

Exhibit E
to
Lot Development Agreement

Construction Schedule

[To be determined]

(Sky Ranch Lot Development Agreement)

Exhibit F
to
Lot Development Agreement

Budget

[To be determined]

Exhibit G
to
Lot Development Agreement

Wet Utilities

ONSITE TAKEDOWN SCHEDULE

SKY RANCH - NEIGHBORHOOD B

TAYLOR MORRISON

PROJECT BOUNDARY
RICHMOND AMERICAN
DRAINAGE CHANNEL
TAYLOR MORRISON
KB HOME
N.T.S.
LEGEND
FIRST CREEK
6TH AVE.
PLANNER / LANDSCAPE ARCHITECT
PLANS PREPARED FOR:
PCY Holdings, LLC
34501 E. Quincy Ave.
Building 34, Box 22
Watkins, CO, 80137
CIVIL ENGINEER
CVL
SKY RANCH
SHEET
4 of 4

(Sky Ranch Lot Development Agreement)

Exhibit H
to
Lot Development Agreement

Lots Having Basements

LEGEND
50' X 110' = 239 LOTS
45' X 110' = 267 LOTS
TOTAL = 506 LOTS
PHASE 1
50' X 110' = 196 LOTS
196 TOTAL LOTS
● - 60 POTENTIAL WALKOUT LOTS
PHASE 3
50' X 110' = 44 LOTS
45' X 110' = 105 LOTS
149 TOTAL LOTS
● - 4 POTENTIAL WALKOUT LOTS
PHASE 2
45' X 110' = 161 LOTS
161 TOTAL LOTS
WATER TREATMENT (NOT A PART)
(NOT A PART)
COMMUNITY TRAIL
EAST 6TH AVENUE (FUTURE)
NOT FOR CONSTRUCTION
OVERALL LANDSCAPE PLAN
AS SHOWN

(Sky Ranch Lot Development Agreement)

Exhibit I
to
Lot Development Agreement

Form of Letter of Credit

HOMEAMERICAN MORTGAGE CORPORATION
IRREVOCABLE LETTER OF CREDIT

ISSUE DATE: _________

EXPIRY DATE: _________
AT 3:00 P.M. DENVER TIME

LETTER OF CREDIT NUMBER: HMC-____

AMOUNT: U.S. $_________ [numeric]
_________ AND __100THS U.S. DOLLARS [written amount]

BENEFICIARY:

LAND TITLE GUARANTEE COMPANY
3033 EAST FIRST AVENUE, #600
DENVER, COLORADO 80206
ATTN: MR. TOM BLAKE

APPLICANT:

GENTLEMEN,

HOMEAMERICAN MORTGAGE CORPORATION ("ISSUER") HEREBY ISSUES IN YOUR FAVOR OUR IRREVOCABLE LETTER OF CREDIT ("LETTER OF CREDIT"), WHICH IS AVAILABLE AGAINST PRESENTATION OF YOUR DRAFTS ON US AT SIGHT. DRAFTS MUST BE ACCOMPANIED BY THE ORIGINAL OF THIS LETTER OF CREDIT AND THE FOLLOWING:

THE SIGNED AND DATED STATEMENT ADDRESSED TO US IN THE FORM ATTACHED HERETO AS ATTACHMENT "A" AND INCORPORATED HEREIN BY THIS REFERENCE.

NOTWITHSTANDING ANYTHING SET FORTH HEREIN TO THE CONTRARY, THIS LETTER OF CREDIT SHALL REMAIN IN FORCE UNTIL THE EXPIRY DATE SPECIFIED ABOVE, OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE.

IF CANCELLATION OF THIS LETTER OF CREDIT IS REQUIRED BEFORE THE EXPIRY DATE HEREIN AS EXTENDED FROM TIME TO TIME, THE ORIGINAL OF THIS LETTER OF CREDIT MUST BE RETURNED TO US ACCOMPANIED BY THE BENEFICIARY'S LETTER REQUESTING CANCELLATION IN THE FORM ATTACHED HERETO AS ATTACHMENT "B."

SPECIAL CONDITIONS:

THE AMOUNT OF THIS LETTER OF CREDIT SHALL BE REDUCED UPON RECEIPT BY ISSUER FROM BENEFICIARY OF A FULLY EXECUTED REDUCTION CERTIFICATE (THE "CERTIFICATE") IN THE FORM ATTACHED HERETO AS ATTACHMENT "B" AND INCORPORATED HEREIN BY THIS REFERENCE. UPON RECEIPT BY ISSUER OF SUCH CERTIFICATE, THE AMOUNT OF THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY REDUCED IN THE AMOUNT OF THE CERTIFICATE WITHOUT AMENDMENT IN ACCORDANCE THEREWITH.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE (1) YEAR FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE HEREOF, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO ANY SUCH DATE, WE NOTIFY YOU IN WRITING BY REGISTERED MAIL, CERTIFIED MAIL, OR OVERNIGHT COURIER SERVICE, AT THE ABOVE ADDRESS, THAT WE

(Sky Ranch Lot Development Agreement)

ATTACHED TO AND FORMING PART OF LETTER OF CREDIT NO. HMC-_____

PAGE 2

ELECT NOT TO CONSIDER THIS LETTER OF CREDIT EXTENDED FOR ANY SUCH ADDITIONAL PERIOD.

DRAFTS DRAWN HEREUNDER MUST INDICATE THIS LETTER OF CREDIT NUMBER.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONA FIDE HOLDERS OF THE DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT THAT THE SAME SHALL BE HONORED UPON PRESENTATION AND DELIVERY OF DOCUMENTS SPECIFIED ABOVE TO THE DRAWEE AT 4350 SOUTH MONACO STREET, SUITE 500, DENVER, COLORADO 80237, IF DRAWN AND NEGOTIATED ON OR BEFORE THE EXPIRY DATE STATED ABOVE, OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO, AND, EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (2007 REVISION), INTERNATIONAL CHAMBER OF COMMERCE - PUBLICATION NO. 600, AND IN THE EVENT OF ANY CONFLICT, THE LAWS OF THE STATE OF COLORADO WILL CONTROL, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

BY:_______________________	BY:_______________________
TITLE:_____________________	TITLE:_____________________

(Sky Ranch Lot Development Agreement)

ATTACHED TO AND FORMING PART OF LETTER OF CREDIT NO. HMC-_____

PAGE 3

ATTACHMENT "A"

DATE:____________________

HOMEAMERICAN MORTGAGE CORPORATION
4350 SOUTH MONACO STREET, SUITE 500
DENVER, COLORADO 80237
ATTN: LETTER OF CREDIT DEPARTMENT

RE: LETTER OF CREDIT NO. HMC-_____

BENEFICIARY IS ENTITLED TO DRAW ON THIS LETTER OF CREDIT UPON PRESENTATION OF THEIR DRAFTS AT SIGHT ACCOMPANIED BY THE ORIGINAL OF THIS CREDIT AND THE FOLLOWING STATEMENT:

PLEASE INITIAL:

______ A. "LAND TITLE GUARANTEE COMPANY ("BENEFICIARY") HEREBY CERTIFIES THAT PCY HOLDINGS, LLC, A COLORADO LIMITED LIABILITY COMPANY ("DEVELOPER") HAS DELIVERED TO BENEFICIARY NOTIFICATION THAT RICHMOND AMERICAN HOMES OF COLORADO, INC., A DELAWARE CORPORATION ("APPLICANT") HAS DEFAULTED UNDER THAT CERTAIN LOT DEVELOPMENT AGREEMENT SKY RANCH (RICHMOND), EFFECTIVE _________, AS MAY BE AMENDED FROM TIME TO TIME (THE "AGREEMENT"), BY AND BETWEEN APPLICANT AND DEVELOPER, WITH RESPECT TO PAYMENT FOR CERTAIN IMPROVEMENTS INSTALLED IN ACCORDANCE WITH THE AGREEMENT RELATING TO PHASE ____ OF THE TAKEDOWN NO. ____LOTS AS DEFINED IN THE AGREEMENT) WITHIN A MASTER PLANNED RESIDENTIAL COMMUNITY TO BE KNOWN AS SKY RANCH, LOCATEDIN ARAPAHOE COUNTY, STATE OF COLORADO, AND THE AMOUNTS REQUIRED TO BE PAID BY THE APPLICANT WERE NOT TIMELY PAID, NOR SUBSTITUTED WITH CASH TO BENEFICIARY IN THE AMOUNT REQUIRED TO BE PAID BY APPLICANT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT."

OR

______ B. "LAND TITLE GUARANTEE COMPANY ("BENEFICIARY") HEREBY CERTIFIES THAT BENEFICIARY HAS RECEIVED NOTICE OF NON-EXTENSION FROM HOMEAMERICAN MORTGAGE CORPORATION ("ISSUER") AND IT IS LESS THAN FIFTEEN (15) DAYS PRIOR TO THE SCHEDULED EXPIRY DATE OF THE LETTER OF CREDIT, (AS THE EXPIRATION OF SUCH LETTER OF CREDIT MAY HAVE BEEN EXTENDED PURSUANT TO ITS TERMS), AND RICHMOND AMERICAN HOMES OF COLORADO, INC., A DELAWARE CORPORATION ("APPLICANT") HAS NEITHER REPLACED THE LETTER OF CREDIT NOR CAUSED THE CURRENT EXPIRY DATE OF THE LETTER OF CREDIT TO BE EXTENDED IN ACCORDANCE WITH THE REQUIREMENTS OF THAT CERTAIN LOT DEVELOPMENT AGREEMENT SKY RANCH (RICHMOND), EFFECTIVE _________, AS MAY BE AMENDED FROM TIME TO TIME (THE "AGREEMENT")."

LAND TITLE GUARANTEE COMPANY

(Sky Ranch Lot Development Agreement)

ATTACHED TO AND FORMING PART OF LETTER OF CREDIT NO. HMC-_____

PAGE 4

BY: ______________________________________
NAME: ____________________________________
TITLE: ____________________________________

(Sky Ranch Lot Development Agreement)

ATTACHED TO AND FORMING PART OF LETTER OF CREDIT NO. HMC-_____

PAGE 5

ATTACHMENT "B"

DATE:____________________

HOMEAMERICAN MORTGAGE CORPORATION
4350 SOUTH MONACO STREET, SUITE 500
DENVER, COLORADO 80237
ATTN: LETTER OF CREDIT DEPARTMENT

RE: LETTER OF CREDIT NO. HMC-_____

WE REQUEST THAT THE FOLLOWING ACTION(S) BE TAKEN AS EVIDENCED BY OUR INITIALS AND SIGNATURE BELOW:

PLEASE INITIAL:

_____________ REDUCE THE AMOUNT FROM $_________TO $___________

_____________ CANCEL THIS LETTER OF CREDIT EFFECTIVE IMMEDIATELY. ENCLOSED HEREWITH ARE THE ORIGINAL LETTER OF CREDIT DOCUMENTS, INCLUDING THE AMENDMENTS THERETO.

(NOTE: IF ANY OF THESE DOCUMENTS ARE NOT INCLUDED WITH THIS LETTER, YOU MUST SPECIFY EACH MISSING DOCUMENT AND EXPLAIN THE REASON WHY THEY ARE NOT BEING RETURNED.)

____

____

LAND TITLE GUARANTEE COMPANY

BY: ______________________________
NAME: ____________________________
TITLE: ____________________________

(Sky Ranch Lot Development Agreement)

Exhibit J

Joint Improvements Agreement

[To be determined]

(Sky Ranch Lot Development Agreement)

EXHIBIT G

FORM OF LETTER OF CREDIT

HOMEAMERICAN MORTGAGE CORPORATION
IRREVOCABLE LETTER OF CREDIT

ISSUE DATE: _________

EXPIRY DATE: _________
AT 3:00 P.M. DENVER TIME

LETTER OF CREDIT NUMBER: HMC-____

AMOUNT: U.S. $_________ [numeric]
_________ AND __100THS U.S. DOLLARS [written amount]

BENEFICIARY:

LAND TITLE GUARANTEE COMPANY
3033 EAST FIRST AVENUE, #600
DENVER, COLORADO 80206
ATTN: MR. TOM BLAKE

APPLICANT:

GENTLEMEN,

HOMEAMERICAN MORTGAGE CORPORATION ("ISSUER") HEREBY ISSUES IN YOUR FAVOR OUR IRREVOCABLE LETTER OF CREDIT ("LETTER OF CREDIT"), WHICH IS AVAILABLE AGAINST PRESENTATION OF YOUR DRAFTS ON US AT SIGHT. DRAFTS MUST BE ACCOMPANIED BY THE ORIGINAL OF THIS LETTER OF CREDIT AND THE FOLLOWING:

THE SIGNED AND DATED STATEMENT ADDRESSED TO US IN THE FORM ATTACHED HERETO AS ATTACHMENT "A" AND INCORPORATED HEREIN BY THIS REFERENCE.

NOTWITHSTANDING ANYTHING SET FORTH HEREIN TO THE CONTRARY, THIS LETTER OF CREDIT SHALL REMAIN IN FORCE UNTIL THE EXPIRY DATE SPECIFIED ABOVE, OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE.

IF CANCELLATION OF THIS LETTER OF CREDIT IS REQUIRED BEFORE THE EXPIRY DATE HEREIN AS EXTENDED FROM TIME TO TIME, THE ORIGINAL OF THIS LETTER OF CREDIT MUST BE RETURNED TO US ACCOMPANIED BY THE BENEFICIARY'S LETTER REQUESTING CANCELLATION IN THE FORM ATTACHED HERETO AS ATTACHMENT "B."

SPECIAL CONDITIONS:

THE AMOUNT OF THIS LETTER OF CREDIT SHALL BE REDUCED UPON RECEIPT BY ISSUER FROM BENEFICIARY OF A FULLY EXECUTED REDUCTION CERTIFICATE (THE "CERTIFICATE") IN THE FORM ATTACHED HERETO AS ATTACHMENT "B" AND INCORPORATED HEREIN BY THIS REFERENCE. UPON RECEIPT BY ISSUER OF SUCH CERTIFICATE, THE AMOUNT OF THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY REDUCED IN THE AMOUNT OF THE CERTIFICATE WITHOUT AMENDMENT IN ACCORDANCE THEREWITH.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE (1) YEAR FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE HEREOF, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO ANY SUCH DATE, WE NOTIFY YOU IN WRITING BY REGISTERED MAIL, CERTIFIED MAIL, OR OVERNIGHT COURIER SERVICE, AT THE ABOVE ADDRESS, THAT WE

(Sky Ranch Lot Development Agreement)

ATTACHED TO AND FORMING PART OF LETTER OF CREDIT NO. HMC-_____

PAGE 2

ELECT NOT TO CONSIDER THIS LETTER OF CREDIT EXTENDED FOR ANY SUCH ADDITIONAL PERIOD.

DRAFTS DRAWN HEREUNDER MUST INDICATE THIS LETTER OF CREDIT NUMBER.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONA FIDE HOLDERS OF THE DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT THAT THE SAME SHALL BE HONORED UPON PRESENTATION AND DELIVERY OF DOCUMENTS SPECIFIED ABOVE TO THE DRAWEE AT 4350 SOUTH MONACO STREET, SUITE 500, DENVER, COLORADO 80237, IF DRAWN AND NEGOTIATED ON OR BEFORE THE EXPIRY DATE STATED ABOVE, OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO, AND, EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (2007 REVISION), INTERNATIONAL CHAMBER OF COMMERCE - PUBLICATION NO. 600, AND IN THE EVENT OF ANY CONFLICT, THE LAWS OF THE STATE OF COLORADO WILL CONTROL, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

BY:_________________________
TITLE:______________________

BY:_________________________
TITLE:______________________

(Sky Ranch Lot Development Agreement)

ATTACHED TO AND FORMING PART OF LETTER OF CREDIT NO. HMC-_____

PAGE 3

ATTACHMENT "A"

DATE:____________________

HOMEAMERICAN MORTGAGE CORPORATION
4350 SOUTH MONACO STREET, SUITE 500
DENVER, COLORADO 80237
ATTN: LETTER OF CREDIT DEPARTMENT

RE: LETTER OF CREDIT NO. HMC-_____

BENEFICIARY IS ENTITLED TO DRAW ON THIS LETTER OF CREDIT UPON PRESENTATION OF THEIR DRAFTS AT SIGHT ACCOMPANIED BY THE ORIGINAL OF THIS CREDIT AND THE FOLLOWING STATEMENT:

PLEASE INITIAL:

______ A. "LAND TITLE GUARANTEE COMPANY ("BENEFICIARY") HEREBY CERTIFIES THAT PCY HOLDINGS, LLC, A COLORADO LIMITED LIABILITY COMPANY ("DEVELOPER") HAS DELIVERED TO BENEFICIARY NOTIFICATION THAT RICHMOND AMERICAN HOMES OF COLORADO, INC., A DELAWARE CORPORATION ("APPLICANT") HAS DEFAULTED UNDER THAT CERTAIN LOT DEVELOPMENT AGREEMENT SKY RANCH (RICHMOND), EFFECTIVE _________, AS MAY BE AMENDED FROM TIME TO TIME (THE "AGREEMENT"), BY AND BETWEEN APPLICANT AND DEVELOPER, WITH RESPECT TO PAYMENT FOR CERTAIN IMPROVEMENTS INSTALLED IN ACCORDANCE WITH THE AGREEMENT RELATING TO PHASE ____ OF THE TAKEDOWN NO. ____LOTS AS DEFINED IN THE AGREEMENT) WITHIN A MASTER PLANNED RESIDENTIAL COMMUNITY TO BE KNOWN AS SKY RANCH, LOCATEDIN ARAPAHOE COUNTY, STATE OF COLORADO, AND THE AMOUNTS REQUIRED TO BE PAID BY THE APPLICANT WERE NOT TIMELY PAID, NOR SUBSTITUTED WITH CASH TO BENEFICIARY IN THE AMOUNT REQUIRED TO BE PAID BY APPLICANT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT."

OR

______ B. "LAND TITLE GUARANTEE COMPANY ("BENEFICIARY") HEREBY CERTIFIES THAT BENEFICIARY HAS RECEIVED NOTICE OF NON-EXTENSION FROM HOMEAMERICAN MORTGAGE CORPORATION ("ISSUER") AND IT IS LESS THAN FIFTEEN (15) DAYS PRIOR TO THE SCHEDULED EXPIRY DATE OF THE LETTER OF CREDIT, (AS THE EXPIRATION OF SUCH LETTER OF CREDIT MAY HAVE BEEN EXTENDED PURSUANT TO ITS TERMS), AND RICHMOND AMERICAN HOMES OF COLORADO, INC., A DELAWARE CORPORATION ("APPLICANT") HAS NEITHER REPLACED THE LETTER OF CREDIT NOR CAUSED THE CURRENT EXPIRY DATE OF THE LETTER OF CREDIT TO BE EXTENDED IN ACCORDANCE WITH THE REQUIREMENTS OF THAT CERTAIN LOT DEVELOPMENT AGREEMENT SKY RANCH (RICHMOND), EFFECTIVE _________, AS MAY BE AMENDED FROM TIME TO TIME (THE "AGREEMENT")."

LAND TITLE GUARANTEE COMPANY

(Sky Ranch Lot Development Agreement)

ATTACHED TO AND FORMING PART OF LETTER OF CREDIT NO. HMC-_____

PAGE 4

BY: ______________________________________

NAME: ____________________________________

TITLE: ___________________________________

(Sky Ranch Lot Development Agreement)

ATTACHED TO AND FORMING PART OF LETTER OF CREDIT NO. HMC-____

PAGE 5

ATTACHMENT "B"

DATE:____________________

HOMEAMERICAN MORTGAGE CORPORATION
4350 SOUTH MONACO STREET, SUITE 500
DENVER, COLORADO 80237
ATTN: LETTER OF CREDIT DEPARTMENT

RE: LETTER OF CREDIT NO. HMC-____

WE REQUEST THAT THE FOLLOWING ACTION(S) BE TAKEN AS EVIDENCED BY OUR INITIALS AND SIGNATURE BELOW:

PLEASE INITIAL:

______________ REDUCE THE AMOUNT FROM $__________TO $____________

______________ CANCEL THIS LETTER OF CREDIT EFFECTIVE IMMEDIATELY. ENCLOSED HEREWITH ARE THE ORIGINAL LETTER OF CREDIT DOCUMENTS, INCLUDING THE AMENDMENTS THERETO.

(NOTE: IF ANY OF THESE DOCUMENTS ARE NOT INCLUDED WITH THIS LETTER, YOU MUST SPECIFY EACH MISSING DOCUMENT AND EXPLAIN THE REASON WHY THEY ARE NOT BEING RETURNED.)

____

____

LAND TITLE GUARANTEE COMPANY

BY: ____
NAME: ______________________________________
TITLE: ______________________________________

(Sky Ranch Lot Development Agreement)

FIRST AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

THIS FIRST AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made as of the date the last of the Parties executes and dates this Amendment (“Effective Date”), by and between PCY HOLDINGS, LLC, a Colorado limited liability company (“Seller”), and RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation (“Purchaser”). Seller and Purchaser may be referred to collectively as the “Parties.”

R E C I T A L S

A.           Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (the “Contract”) for approximately 190 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.           Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to August 30, 2017.

2.           Miscellaneous. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control. Except as the Contract is specifically modified by this Amendment, the Parties hereby ratify, reaffirm, and restate the terms of the Contract. This Amendment may be executed in counterparts, each of which shall be deemed an original and may be signed and delivered by facsimile transmission or electronic mail, and all of which, when taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the last day and year written below.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President
Date: August 28, 2017

PURCHASER:

RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation

By: /s/ Linda M. Purdy
Name: Linda M. Purdy
Title: Vice President
Date: August 28, 2017

SIGNATURE PAGE TO FIRST AMENDMENT

SECOND AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE
(Sky Ranch)

THIS SECOND AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) dated August 29, 2017 by and between RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation (“Purchaser’’) and PCY HOLDINGS, LLC, a Colorado limited liability company (the “Seller”).

EXPLANATORY STATEMENT

A.           Seller and Purchaser entered into a Contract for Purchase and Sale of Real Estate with an effective date of June 27, 2017, as amended (the “Purchase Agreement”), for the purchase and sale of real property located in Arapahoe County, Colorado, as more particularly described in the Purchase Agreement.

B.           Seller and Purchaser desire to amend certain terms and conditions of the Purchase Agreement, all as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing Explanatory Statement, the covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Explanatory Statement. The Explanatory Statement of this Amendment forms an integral part of this Amendment and is hereby incorporated by reference. Initially capitalized terms used in this Amendment shall have the meaning ascribed to them in the Purchase Agreement, unless the context clearly requires otherwise.

2.           Amendments.

2.1           Section 10.(a) Due Diligence Period. Section 10.(a) of the Purchase Agreement is hereby amended to reflect that the Due Diligence Period shall expire on September 8, 2017.

3.           Miscellaneous.

3.1           Binding Effect. This Amendment shall be binding on and inure to the benefit of the parties hereto, and their respective successors and assigns.

3.2           Governing Law. This Amendment shall be construed, interpreted and enforced in accordance with Colorado law, without regard to principles of conflict of laws.

3.3           Time of the Essence. Time shall be of the essence with respect to this Amendment.

3.4           Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.

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3.5           Severability. If any provision of this Amendment, or the application thereof to any person or circumstances, shall, for any reason and to any extent, be or become invalid or unenforceable, the remainder of this Amendment and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent possible.

3.6           Ratification. The provisions of the Purchase Agreement are hereby affirmed and ratified, and remain in full force and effect, as herein amended.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President

PURCHASER:

RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation

By: /s/ Linda M. Purdy
Vice President

2

THIRD AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

THIS THIRD AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Amendment") is made as of October 20, 2017 ("Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation ("Purchaser"). Seller and Purchaser may be referred to collectively as the "Parties."

R E C I T A L S

A.           Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (as amended, the "Contract") for approximately 190 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to further amend the terms and conditions of the Contract as set forth below. Capitalized terms used but not otherwise defined in this Amendment will have the same meanings given to such terms in the Contract.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.           Recitals. The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.

2.           Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to September 20, 2017.

3.           Construction. Each of the Parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment. Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

4.           Authority. Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this Amendment or to comply with the terms or provisions contained herein.

5.           Headings. The section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

6.           Ratified and Confirmed. The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control

7.           Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument. Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

 [SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President

PURCHASER:

RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation

By: /s/ Linda M. Purdy
Name: Linda M. Purdy
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT

FOURTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

THIS FOURTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Amendment") is made as of September 20, 2017 ("Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation ("Purchaser"). Seller and Purchaser may be referred to collectively as the "Parties."

R E C I T A L S

A.           Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (as amended, the "Contract") for approximately 190 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below. Capitalized terms used but not otherwise defined in this Amendment will have the same meanings given to such terms in the Contract.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.           Recitals. The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.

2.           Continuation Notice. Upon mutual execution hereof by both Seller and Purchaser, this Amendment shall constitute Purchaser’s Continuation Notice as defined in Section 10(a) of the Contract.

3.           Identification of Lots. The Takedown 1 Lots and Takedown 2 Lots are identified on Schedule 1, attached hereto and incorporated herein by reference.

4.           Building Envelope Depth. The second sentence in Section 5(a)(ii) of the Contract is hereby amended to provide that the Final Subdivision Documents shall allow for a building envelope depth for each Lot that is not less than seventy (70) feet (after taking into consideration applicable setbacks).

5.           Final Approval of Entitlements.

a.
The fifth and sixth sentences in Section 5(a)(ii) of the Contract are hereby deleted in their entirety and replaced with the following: “In the event Seller is unable to obtain Final Approval of the Entitlements for the Takedown 1 Lots on or before nine (9) months after expiration of the Due Diligence Period (or any extensions thereof) then Seller or Purchaser, in their discretion, shall have the right to extend the date for obtaining such Final Approval for a period not to exceed six (6) months. If Seller or Purchaser extends the time period for obtaining such Final Approval for the Takedown 1 Lots, then during such extended time period, Seller shall continue to use commercially reasonable efforts to obtain Final Approval of such Entitlements, and failing which, Seller shall not be in default of its obligations under this Contract, but Purchaser may as it sole remedy hereunder terminate this Contract as to such Takedown and any remaining Takedowns by written notice to Seller, delivered within ten (10) business days after the end of the time period as extended for obtaining such Final Approval, in which case each party shall thereupon be relieved of all further obligations and liabilities under this Contract, except as otherwise provided herein, and the Deposit shall be returned to Purchaser.”

b.
The eighth sentence in Section 5(a)(ii) of the Contract is hereby deleted in its entirety and replaced with the following: “In the event Seller is unable to obtain Final Approval of the Entitlements for the Takedown 2 Lots on or before nine (9) months after the First Closing, then Seller or Purchaser, in their discretion, shall have the right to extend the date for obtaining such Final Approval for a period not to exceed six (6) months. If Seller or Purchaser extends the time period for obtaining such Final Approval for the Takedown 2 Lots, then during such extended time period, Seller shall continue to use commercially reasonable efforts to obtain Final Approval of such Entitlements, and failing which, Seller shall not be in default of its obligations under this Contract, but Purchaser may as it sole remedy hereunder terminate this Contract as to such Takedown by written notice to Seller, delivered within ten (10) business days after the end of the time period as extended for obtaining such Final Approval, in which case each party shall thereupon be relieved of all further obligations and liabilities under this Contract, except as otherwise provided herein, and the then-current amount of the Deposit shall be returned to Purchaser.

6.           Offsite Infrastructure.

a.
Section 5(b) of the Contract (and Section 4.5.1 of the form Lot Development Agreement) are hereby revised to reflect that the definition of the terms “Substantially Complete” and “Substantial Completion” shall include the requirement that Seller has executed all utility extension contracts and paid all necessary fees so that all dry utilities serving the Property can be installed within 120 days following Substantial Completion of the Improvements; provided Seller shall have no liability if such utilities are not timely installed, so long as it has executed said contracts and paid such fees.

2

b.
With respect to the Alternative Service and the WWRF under Section 5(m) of the Contract, Seller will meet and confer with Purchaser’s third party consultants and reasonably necessary regarding their review of and evaluation of such wastewater facilities.

7.           Purchaser’s Conditions. Section 6(b) of the Contract is hereby amended to add the following Purchaser’s Conditions Precedent:

(vii)            To the extent such permits, if any, are required for the development of the Property, Seller shall have obtained any such required wetland permits and permits required under Section 404 of the Clean Water Act

(viii)         As a Purchaser’s Condition Precedent to the Takedown 2 Closing only, the Alternative Service shall be completed in accordance with the requirements of all applicable Authorities, and the Alternative Service shall be fully operational.

(ix)            At each Closing, the Seller shall certify to Purchaser that all necessary offsite easements have been properly granted.

8.           Seller’s Conditions. Section 6(a)(i) of the Contract is hereby amended to read as follows: As of the date of the First Closing, Seller is under contract to sell at least an aggregate total of 200 residential lots within the Development to Purchaser and other homebuilders, and as of the date of the First Closing either (a) one other homebuilder has previously closed on its initial purchase of lots under its purchase and sale agreement, or (b) Purchaser and one other homebuilder simultaneously close their initial purchases of lots under their purchase and sale agreements, or (c) there are no material conditions to an initial closing that remain to be satisfied under another homebuilder’s purchase and sale agreement.

9.           District Deficits. Section 16(c) of the PSA is hereby revised to add the following subsection (v) thereto:

(v)
For the avoidance of doubt, and notwithstanding anything to the contrary contained in this Section 16: So long as representatives of Seller or its affiliates hold the majority of the director positions on the District board of directors and Purchaser is the holder of record title to any of the Lots but in no event longer than 4 years after the date of the First Closing: (1) Seller shall be obligated to fund all operating deficits of the District; and (2) Seller shall promptly upon receipt of any invoice from Purchaser for an amount paid by Purchaser for that portion of the mill levy that is assessed by the District for debt service, as reflected in the service plan, that exceeds fifty (50) mills (the “Mill Levy Cap”). Notwithstanding the foregoing, the Mill Levy Cap may be increased or decreased as to all taxable property in the District to reflect any legislation implementing changes in the ratio of actual valuation to assessed valuation for residential real property, pursuant to Article X, Section 3(1)(b) of the Colorado Constitution, so that, to the extent possible, the actual tax revenues generated by the District imposed mill levy, as adjusted, are neither diminished nor enhanced as a result of such changes (“Gallagher Adjustment”). For purposes of the foregoing, a change in the ratio of actual valuation shall be deemed to be a change in the method of calculating assessed valuation. This provision shall survive the Closing and be enforceable by Purchaser by all legal and equitable means, including without limitation specific performance.

3

10.           Marketing Sales Activities. From and after the First Closing, Purchaser may construct and maintain upon portions of the Development owned by Purchaser such facilities, activities, and things as, in Purchaser’s reasonable opinion, may be required, convenient, or incidental to the construction or sale of Lots and single family homes located thereon. Such permitted facilities, activities, and things shall include, without limitation, business offices, signs, flags (whether hung from flag poles or attached to a structure), model Lots, model homes, parking lots, sales offices, sales trailers, construction offices, construction trailers, holding or sponsoring special events, and exterior lighting features or displays, subject to compliance with all laws. This provision shall survive closing.

11.           Transaction Documents. The term “Transaction Documents” shall collectively refer to the following:

a.
the Lot Development Agreement;

b.
the Joint Improvement Memorandum;

c.
the Construction Disbursement Agreement;

d.
the Tap Purchase Agreement;

e.
the escrow agreement referenced in Section 6.1(h) of the Lot Development Agreement (the “LOC Escrow Agreement”);

f.
the Master Covenants;

g.
the Declaration of Covenants Imposing and Implementing the Sky Ranch Public Improvement Fee (the “PIF Covenant”); and

h.
a development agreement for the financing and construction of the Community Park referenced in section 5(b) of the Agreement (the “Community Park Development Agreement”).

The Contract is hereby amended to provide that Purchaser shall have up to and including the date that is twenty-one (21) days following the Effective Date of this Amendment (the “Transaction Documents Negotiation Period”), to continue negotiating in good faith with Seller in an effort to finalize and agree upon the form of the Transaction Documents. If Purchaser and Seller are unable to finalize and agree-upon the form of the Transaction Documents prior to expiration of the Transaction Documents Negotiation Period, Purchaser may terminate this Contract upon written notice delivered to Seller within three (3) business days following expiration of the Transaction Documents Negotiation Period, in which event the Deposit shall be returned to Purchaser and the Parties shall thereafter be relieved of all obligations under the Contract (except those that expressly survive termination). If Purchaser does not so terminate the Contract prior to the deadline set forth above, Purchaser shall be deemed to have waived such right to terminate, and the Parties shall proceed to Closing subject to all other terms and conditions of the Contract.

4

12.           Construction. Each of the Parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment. Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

13.           Authority. Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this Amendment or to comply with the terms or provisions contained herein.

14.           Headings. The section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

15.           Ratified and Confirmed. The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control

16.           Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument. Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

 [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President

PURCHASER:

RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation

By: /s/ Linda M. Purdy
Name: Linda M. Purdy
Title: Vice President

SCHEDULE 1

Legal Description of Takedown 1 Lots and Takedown 2 Lots

Takedown 1 Lots:

Takedown 2 Lots

FIFTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

THIS FIFTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Amendment") is made as of October 6, 2017 ("Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation ("Purchaser"). Seller and Purchaser may be referred to collectively as the "Parties."

R E C I T A L S

A.           Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (as amended, the "Contract") for approximately 190 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below. Capitalized terms used but not otherwise defined in this Amendment will have the same meanings given to such terms in the Contract.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.           Recitals. The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.

2.           Continuation Notice. Upon mutual execution hereof by both Seller and Purchaser, this Amendment shall constitute Purchaser’s Continuation Notice as defined in Section 10(a) of the Contract.

3.           Identification of Lots. The Takedown 1 Lots and Takedown 2 Lots are identified on Schedule 1, attached hereto and incorporated herein by reference.

4.           Building Envelope Depth. The second sentence in Section 5(a)(ii) of the Contract is hereby amended to provide that the Final Subdivision Documents shall allow for a building envelope depth for each Lot that is not less than seventy (70) feet (after taking into consideration applicable setbacks).

5.           Final Approval of Entitlements.

a.
The fifth and sixth sentences in Section 5(a)(ii) of the Contract are hereby deleted in their entirety and replaced with the following: “In the event Seller is unable to obtain Final Approval of the Entitlements for the Takedown 1 Lots on or before nine (9) months after expiration of the Due Diligence Period (or any extensions thereof) then Seller or Purchaser, in their discretion, shall have the right to extend the date for obtaining such Final Approval for a period not to exceed six (6) months. If Seller or Purchaser extends the time period for obtaining such Final Approval for the Takedown 1 Lots, then during such extended time period, Seller shall continue to use commercially reasonable efforts to obtain Final Approval of such Entitlements, and failing which, Seller shall not be in default of its obligations under this Contract, but Purchaser may as it sole remedy hereunder terminate this Contract as to such Takedown and any remaining Takedowns by written notice to Seller, delivered within ten (10) business days after the end of the time period as extended for obtaining such Final Approval, in which case each party shall thereupon be relieved of all further obligations and liabilities under this Contract, except as otherwise provided herein, and the Deposit shall be returned to Purchaser.”

b.
The eighth sentence in Section 5(a)(ii) of the Contract is hereby deleted in its entirety and replaced with the following: “In the event Seller is unable to obtain Final Approval of the Entitlements for the Takedown 2 Lots on or before nine (9) months after the First Closing, then Seller or Purchaser, in their discretion, shall have the right to extend the date for obtaining such Final Approval for a period not to exceed six (6) months. If Seller or Purchaser extends the time period for obtaining such Final Approval for the Takedown 2 Lots, then during such extended time period, Seller shall continue to use commercially reasonable efforts to obtain Final Approval of such Entitlements, and failing which, Seller shall not be in default of its obligations under this Contract, but Purchaser may as it sole remedy hereunder terminate this Contract as to such Takedown by written notice to Seller, delivered within ten (10) business days after the end of the time period as extended for obtaining such Final Approval, in which case each party shall thereupon be relieved of all further obligations and liabilities under this Contract, except as otherwise provided herein, and the then-current amount of the Deposit shall be returned to Purchaser.

6.           Offsite Infrastructure.

a.
Section 5(b) of the Contract (and Section 4.5.1 of the form Lot Development Agreement) are hereby revised to reflect that the definition of the terms “Substantially Complete” and “Substantial Completion” shall include the requirement that Seller has executed all utility extension contracts and paid all necessary fees so that all dry utilities serving the Property can be installed within 120 days following Substantial Completion of the Improvements; provided Seller shall have no liability if such utilities are not timely installed, so long as it has executed said contracts and paid such fees.

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b.
With respect to the Alternative Service and the WWRF under Section 5(b) of the Contract, and the Water System Improvements, Wholesale Water, Sewer and Irrigation Lines, and Drainage System Improvements referenced in Exhibit A of the Construction Disbursement Agreement (together with the Alternative Service and WWRF, collectively, the “Water and Wastewater Facilities,” Seller will meet and confer with Purchaser’s third party consultants (the “Water Consultants”) as reasonably necessary regarding their review of and evaluation of such Water and Wastewater Facilities. If Purchaser determines, in its reasonable discretion, based upon the professional opinion of the Water Consultants, that the plans for the Water and Wastewater Facilities are unacceptable, Purchaser, as its sole remedy, may terminate this Contract upon written notice delivered to Seller within fourteen (14) days after the Effective Date of this Amendment, in which event the Deposit shall be returned to Purchaser and the Parties shall thereafter be relieved of all obligations under the Contract (except those that expressly survive termination). If Purchaser does not so terminate the Contract prior to the deadline set forth above, Purchaser shall be deemed to have waived such right to terminate, and the Parties shall proceed to Closing subject to all other terms and conditions of the Contract.

7.           Purchaser’s Conditions. Section 6(b) of the Contract is hereby amended to add the following Purchaser’s Conditions Precedent:

(vii)
To the extent such permits, if any, are required for the development of the Property, Seller shall have obtained any such required wetland permits and permits required under Section 404 of the Clean Water Act.

(viii)                      As a Purchaser’s Condition Precedent to the Takedown 2 Closing only, the Alternative Service shall be completed in accordance with the requirements of all applicable Authorities, and the Alternative Service shall be fully operational.

(ix)
At each Closing, all necessary offsite easements shall have been properly granted and shall be free of monetary liens, and fee title to the real property on which the water and sewer plants, and parks and open space, are located shall have been conveyed to the applicable authority free of monetary liens, and in accordance with the terms of the Project Documents.

(x)
At each Closing, Seller shall have applied for a grading permit for the Lots acquired by Purchaser at such Closing and shall have taken all actions required to obtain the issuance of such grading permit from the applicable Authority.

8.           Seller’s Conditions. Section 6(a)(i) of the Contract is hereby amended to read as follows: As of the date of the First Closing, Seller is under contract to sell at least an aggregate total of 200 residential lots within the Development to Purchaser and other homebuilders, and as of the date of the First Closing either (a) one other homebuilder has previously closed on its initial purchase of lots under its purchase and sale agreement, or (b) Purchaser and one other homebuilder simultaneously close their initial purchases of lots under their purchase and sale agreements, or (c) there are no material conditions to an initial closing that remain to be satisfied under another homebuilder’s purchase and sale agreement.

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9.           District Deficits. Section 16(c) of the PSA is hereby revised to add the following subsection (v) thereto:

(v)
For the avoidance of doubt, and notwithstanding anything to the contrary contained in this Section 16: So long as representatives of Seller or its affiliates hold the majority of the director positions on the board of directors of any special improvement district or metropolitan district to which the Property is subject other than Rangeview Metropolitan District (collectively, the “Metro Districts”), and Purchaser is the holder of record title to any of the Lots, but in no event longer than 4 years after the date of the Substantial Completion of the first phase of Lots referenced in section 5(c)(ii), above: (1) Seller shall be obligated to fund all deficits of the Metro Districts; (2) Seller shall promptly upon receipt of any invoice from Purchaser for an amount paid by Purchaser for that portion of the mill levy that is assessed by the District for debt service, as reflected in the service plan, that exceeds fifty (50) mills (the “Mill Levy Cap”). Notwithstanding the foregoing, the Mill Levy Cap may be increased or decreased as to all taxable property in the District to reflect any legislation implementing changes in the ratio of actual valuation to assessed valuation for residential real property, pursuant to Article X, Section 3(1)(b) of the Colorado Constitution, so that, to the extent possible, the actual tax revenues generated by the District imposed mill levy, as adjusted, are neither diminished nor enhanced as a result of such changes (“Gallagher Adjustment”). For purposes of the foregoing, a change in the ratio of actual valuation shall be deemed to be a change in the method of calculating assessed valuation; (3) after the Effective Date, Seller shall not cause, agree to or acquiesce to any change, modification, alteration, termination or extension to any of the documents which govern the Metro Districts, if the same would have a material impact on Purchaser or its Lots without the prior written consent of Purchaser, which will not be unreasonably withheld; and (4) if at any time Purchaser is required to pay any amounts to the Metro Districts other than the mill levies as set forth above and the system development fees addressed in Section 16 of the Contract and except for assessments and/or charges for covenant control and common area and amenity maintenance, repair and operations, then Seller shall pay such amounts on behalf of Purchaser or reimburse Purchaser within thirty (30) days of demand for such amounts if then paid by Purchaser. This provision shall survive the Closing and be enforceable by Purchaser by all legal and equitable means, including without limitation specific performance.

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10.           Marketing Sales Activities. From and after the First Closing, Purchaser may construct and maintain upon portions of the Development owned by Purchaser such facilities, activities, and things as, in Purchaser’s reasonable opinion, may be required, convenient, or incidental to the construction or sale of Lots and single family homes located thereon. Such permitted facilities, activities, and things shall include, without limitation, business offices, signs, flags (whether hung from flag poles or attached to a structure), model Lots, model homes, parking lots, sales offices, sales trailers, construction offices, construction trailers, holding or sponsoring special events, and exterior lighting features or displays, subject to compliance with all laws (collectively “Marketing Activities”). In addition, from and after the First Closing, Purchaser shall have the right to place signage on those portions of the Development owned by Seller that have been identified by Seller as appropriate locations for such signage, and subject to reasonable rules and regulations established by Seller for the homebuilders within the Development. If, following the Effective Date of this Amendment, the Seller establishes a signage program for the Development, the Parties will meet and agree in good faith upon the terms of such program, and the Parties will enter into an amendment to the Contract to reflect the terms of such program. This provision shall survive closing.

11.           Project Documents. The term “Project Documents” shall collectively refer to the following:

a.
the Lot Development Agreement;

b.
the Joint Improvement Memorandum;

c.
the Construction Disbursement Agreement;

d.
the Tap Purchase Agreement;

e.
the escrow agreement referenced in Section 6.1(h) of the Lot Development Agreement (the “LOC Escrow Agreement”);

f.
the Master Covenants;

g.
the Declaration of Covenants Imposing and Implementing the Sky Ranch Public Improvement Fee (the “PIF Covenant”); and

h.
a development agreement for the financing and construction of the Community Park referenced in section 5(b) of the Agreement (the “Community Park Development Agreement”).

The Contract is hereby amended to provide that Purchaser shall have up to and including the date that is twenty-one (21) days following the Effective Date of this Amendment (the “Project Documents Negotiation Period”), to continue negotiating in good faith with Seller in an effort to finalize and agree upon the form of the Project Documents. If Purchaser and Seller are unable to finalize and agree-upon the form of the Project Documents prior to expiration of the Project Documents Negotiation Period, Purchaser may terminate this Contract upon written notice delivered to Seller within three (3) business days following expiration of the Project Documents Negotiation Period, in which event the Deposit shall be returned to Purchaser and the Parties shall thereafter be relieved of all obligations under the Contract (except those that expressly survive termination). If Purchaser does not so terminate the Contract prior to the deadline set forth above, Purchaser shall be deemed to have waived such right to terminate, and the Parties shall proceed to Closing subject to all other terms and conditions of the Contract.

5

12.           Construction. Each of the Parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment. Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

13.           Authority. Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this Amendment or to comply with the terms or provisions contained herein.

14.           Headings. The section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

15. Ratified and Confirmed. The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control

16. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument. Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

 [SIGNATURE PAGE FOLLOWS]

6

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President

PURCHASER:

RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation

By: /s/ Linda M. Purdy
Name: Linda M. Purdy
Title: Vice President

SCHEDULE 1

Legal Description of Takedown 1 Lots and Takedown 2 Lots

Takedown 1 Lots:

Takedown 2 Lots

SIXTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

THIS SIXTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Amendment") is made as of October 20, 2017 ("Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation ("Purchaser"). Seller and Purchaser may be referred to collectively as the "Parties."

R E C I T A L S

A. Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (as amended, the "Contract") for approximately 190 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B. Purchaser and Seller now desire to further amend the terms and conditions of the Contract as set forth below. Capitalized terms used but not otherwise defined in this Amendment will have the same meanings given to such terms in the Contract.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1. Recitals. The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.

2. Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to October 18, 2017.

3. Construction. Each of the Parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment. Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

4. Authority. Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this Amendment or to comply with the terms or provisions contained herein.

5. Headings. The section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

6. Ratified and Confirmed. The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control

7. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument. Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

 [SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President

PURCHASER:

RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation

By: /s/ Linda M. Purdy
Name: Linda M. Purdy
Title: Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT

SEVENTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

THIS SEVENTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Amendment") is made as of October 20, 2017 ("Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation ("Purchaser"). Seller and Purchaser may be referred to collectively as the "Parties."

R E C I T A L S

A. Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (as amended, the "Contract") for approximately 190 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B. Purchaser and Seller now desire to further amend the terms and conditions of the Contract as set forth below. Capitalized terms used but not otherwise defined in this Amendment will have the same meanings given to such terms in the Contract.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1. Recitals. The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.

2. Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to October 20, 2017.

3. Construction. Each of the Parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment. Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

4. Authority. Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this Amendment or to comply with the terms or provisions contained herein.

5. Headings. The section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

6. Ratified and Confirmed. The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control

7. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument. Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

 [SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President

PURCHASER:

RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation

By: /s/ Linda M. Purdy
Name: Linda M. Purdy
Title: Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT

EIGHTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

THIS EIGHTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Amendment") is made as of October 20, 2017 ("Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation ("Purchaser"). Seller and Purchaser may be referred to collectively as the "Parties."

R E C I T A L S

A. Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (as amended, the "Contract") for approximately 190 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B. Purchaser and Seller now desire to further amend the terms and conditions of the Contract as set forth below. Capitalized terms used but not otherwise defined in this Amendment will have the same meanings given to such terms in the Contract.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1. Recitals. The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.

2. Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to October 31, 2017.

3. Construction. Each of the Parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment. Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

4. Authority. Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this Amendment or to comply with the terms or provisions contained herein.

5. Headings. The section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

6. Ratified and Confirmed. The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control

7. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument. Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

 [SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President

PURCHASER:

RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation

By: /s/ Linda M. Purdy
Name: Linda M. Purdy
Title: Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT

NINETH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

THIS NINETH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Amendment") is made as of October 20, 2017 ("Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation ("Purchaser"). Seller and Purchaser may be referred to collectively as the "Parties."

R E C I T A L S

A. Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (as amended, the "Contract") for approximately 190 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B. Purchaser and Seller now desire to further amend the terms and conditions of the Contract as set forth below. Capitalized terms used but not otherwise defined in this Amendment will have the same meanings given to such terms in the Contract.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1. Recitals. The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.

2. Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to November 3, 2017.

3. Construction. Each of the Parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment. Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

4. Authority. Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this Amendment or to comply with the terms or provisions contained herein.

5. Headings. The section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

6. Ratified and Confirmed. The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control

7. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument. Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

 [SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President

PURCHASER:

RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation

By: /s/ Linda M. Purdy
Name: Linda M. Purdy
Title: Vice President

SIGNATURE PAGE TO NINETH AMENDMENT

TENTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

THIS TENTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Amendment") is made as of November 3, 2017 ("Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation ("Purchaser"). Seller and Purchaser may be referred to collectively as the "Parties."

R E C I T A L S

A. Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (as amended, the "Contract") for approximately 190 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B. Purchaser and Seller now desire to further amend the terms and conditions of the Contract as set forth below. Capitalized terms used but not otherwise defined in this Amendment will have the same meanings given to such terms in the Contract.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1. Recitals. The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.

2. Due Diligence Period. The expiration of the Due Diligence Period, as defined in Section 10(a) of the Contract, is hereby extended to November 10, 2017.

3. Construction. Each of the Parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment. Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

4. Authority. Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this Amendment or to comply with the terms or provisions contained herein.

5. Headings. The section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

6. Ratified and Confirmed. The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control

7. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument. Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

 [SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By: /s/ Mark Harding
Name: Mark Harding
Title: President

PURCHASER:

RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation

By: /s/ Linda M. Purdy
Name: Linda M. Purdy
Title: Vice President

SIGNATURE PAGE TO TENTH AMENDMENT